UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.         )

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

SANDRIDGE ENERGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2021

Notice of 2021 Annual Meeting of Stockholders and Proxy Statement

A Message from the Board of Directors

To Our Stockholders,

You are cordially invited to the 2021 Annual Meeting of Stockholders of SandRidge Energy, Inc. (“Company”) which will be held at The Skirvin Hilton Oklahoma City—Continental Room, 1 Park Avenue, Oklahoma City, Oklahoma 73102, on May 25, 2021 at 10:00 a.m., central time.

The formal Notice of Annual Meeting and Proxy Statement, which are contained in the following pages, outline the actions that will, or may, be taken by stockholders at the Annual Meeting.

Your vote is important, and we encourage you to vote even if you are unable to attend the Annual Meeting. You may vote by Internet or by telephone using the instructions on the Notice of Annual Meeting or by signing and returning the proxy card in the postage-paid envelope provided for your convenience. You may also attend and vote at the Annual Meeting.

On behalf of the Board and management, we sincerely appreciate your continued support.

For the Board of Directors,

Carl F. Giesler, Jr.,

President and Chief Executive Officer

SandRidge Energy, Inc.

The Proxy Statement is dated and is first being mailed on or about April [●], 2021. Your vote is important. Please vote your shares promptly. You can find voting instructions in the Proxy Statement.

If you have any questions or require any assistance with respect to voting your shares, please contact the Company’s proxy solicitor at the contact listed below:

Harkins Kovler, LLC

3 Columbus Circle, 15th Floor

New York, New York 10019

(212) 468-5380

or

Call Toll-Free (844) 218-8384

Email: SandRidge@harkinskovler.com

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Notice of Annual Meeting of Stockholders

NOTICE IS HEREBY GIVEN that the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of SandRidge Energy, Inc., a Delaware corporation (the “Company” or “SandRidge”), will be held at The Skirvin Hilton Oklahoma City—Continental Room, 1 Park Avenue, Oklahoma City, Oklahoma 73102, on May 25, 2021, at 10:00 a.m., central time, with respect to the proposals described below:

1.	To elect six directors to serve on our Board of Directors (the “Board”) until the Company’s annual meeting in 2022, and until their successors are elected and duly qualified;

2.	To ratify the selection of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2021;

3.	To approve, through a non-binding vote, the compensation paid to the Company’s named executive officers (identified herein) during 2020;

4.	To approve the Tax Benefits Preservation Plan, attached as Appendix A to the accompanying proxy statement; and

5.	To conduct such other business as may properly be presented at the Annual Meeting, or at any and all adjournments or postponements thereof.

The Annual Meeting may be adjourned from time to time. At any adjourned meeting, action with respect to the matters specified in this notice may be taken without further notice to stockholders, unless required by applicable law or the Amended and Restated Bylaws of the Company (the “Bylaws”).

Stockholders of record of shares of our common stock at the close of business on April 12, 2021 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. A list of our stockholders as of the close of business on the Record Date will be available at the Annual Meeting and at, by appointment, the Company’s corporate office, 1 East Sheridan, Suite 500, Oklahoma City, Oklahoma 73104, for the ten days prior to the Annual Meeting.

*********************

IMPORTANT NOTICE REGARDING THE IMPACT OF CORONAVIRUS (COVID-19)

ON THE 2021 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON May 25, 2021

We intend to hold the meeting in person. We continue to actively monitor the coronavirus (COVID-19) developments and the related recommendations and protocols issued by public health authorities and federal, state and local governments. The health and welfare/well-being of our various stockholders are paramount. Accordingly, we are preparing for the possibility of changing the means of holding the Annual Meeting (including solely by means of remote communication), if we determine that it is not possible or advisable to hold an in-person meeting. If we make this change, we will promptly issue a press release with details on how to participate at the Annual Meeting. We will post the press release on our website at http://investors.sandridgeenergy.com/investor-relations/press-releases/default.aspx and file it with the Securities and Exchange Commission as additional proxy material. As always, we encourage you to vote your shares prior to the Annual Meeting.

Carl F. Giesler, Jr., President and Chief Executive Officer

Oklahoma City, Oklahoma

[•], 2021

Please sign, date and promptly return the enclosed proxy card in the envelope provided, or grant a proxy and give voting instructions by telephone or the Internet, so that you may be represented at the Annual Meeting. Instructions are on your proxy card or on the voting instruction form provided by your broker.

Brokers have the authority under NYSE rules to vote shares for which their customers do not provide voting instructions on routine matters. The ratification of Deloitte as our independent registered public accounting firm is considered a routine matter. The other matters are not considered routine and brokers cannot vote shares without instruction on those matters. Shares that brokers are not authorized to vote on non-routine matters are counted as “broker non-votes”.

********************

The Proxy Statement provides a detailed description of the business to be conducted at the Annual Meeting. We urge you to read the Proxy Statement, including the Annex and any documents incorporated by reference, carefully and in their entirety.

If you have any questions concerning the business to be conducted at the Annual Meeting, would like additional copies of the Proxy Statement or need help submitting a proxy for your shares, please contact Harkins Kovler, the Company’s proxy solicitor:

Harkins Kovler, LLC

3 Columbus Circle, 15th Floor

New York, New York 10019

(212) 468-5380

or

Call Toll-Free (844) 218-8384

Email: SandRidge@harkinskovler.com

ii

iii

Solicitation of Proxies

The enclosed proxy is solicited by the Board of SandRidge Energy, Inc. for use at the 2021 Annual Meeting of Stockholders, or the Annual Meeting, to be held at The Skirvin Hilton Oklahoma City—Continental Room, 1 Park Avenue, Oklahoma City, Oklahoma 73102, on May 25, 2021, at 10:00 a.m., central time or at any adjournment or postponement thereof. In this Proxy Statement, unless the context requires otherwise, when we refer to “we,” “us,” “our,” “SandRidge” or the “Company,” we are describing SandRidge Energy, Inc., a Delaware corporation, and when we refer to the “Board,” we are describing the Company’s Board. We refer to holders of common stock as of April 12, 2021, or the Record Date, as “stockholders.” Proxies are solicited to give all stockholders an opportunity to vote on matters properly presented at the Annual Meeting.

Our Annual Report to Stockholders for the year ended December 31, 2020 (“Annual Report”), including audited financial statements, accompanies this Proxy Statement. The Annual Report to Stockholders is not incorporated by reference into this Proxy Statement or deemed to be a part of the materials used for the solicitation of proxies. This Proxy Statement along with a proxy card and the Annual Report to Stockholders is first being mailed to stockholders beginning on April [●], 2021.

Questions and Answers about the Annual Meeting

Why am I receiving this Proxy Statement?

The Board is soliciting your proxy to vote at our Annual Meeting because you owned shares of our common stock at the close of business on April 12, 2021, or the Record Date, and, therefore, are entitled to vote at the Annual Meeting. At the Annual Meeting, the Company asks you to vote on three proposals:

•	Proposal 1: To elect six directors to serve on our Board until the Company’s annual meeting in 2022;
•	Proposal 2: To ratify the selection of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021;
•	Proposal 3: To approve, through a non-binding, advisory vote, the compensation paid to the Company’s named executive officers (identified herein) during 2020; and
•	Proposal 4: To approve the Tax Benefits Preservation Plan.

How does the Board recommend I vote on the proposals?

The Board unanimously recommends that you vote as follows:

•	FOR the Board’s six nominees for director set forth on pages 7 to 12;
•	FOR the ratification of Deloitte as the Company’s independent registered public accounting firm;
•	FOR the non-binding advisory proposal regarding the named executive officer’s 2020 compensation; and
•	FOR the Tax Benefits Preservation Plan.

The Company reminds stockholders that only the most recently dated proxy card voting instructions will be counted and any prior dated proxy card or voting instructions form will be disregarded.

When and where is the meeting?

The Annual Meeting will be held at The Skirvin Hilton Oklahoma City—Continental Room, 1 Park Avenue, Oklahoma City, Oklahoma 73102, on May 25, 2021.

Who is soliciting my vote?

The Board, on behalf of the Company, is soliciting your proxy to vote your shares of our common stock on all matters before the Annual Meeting, whether or not you attend in person. By completing, signing, dating and returning the proxy card or voting instruction form, or by submitting your proxy and voting instructions by telephone or via the Internet, you are authorizing the persons named as proxies to vote your shares of our common stock at the Annual Meeting as you have instructed. Proxies will be solicited on behalf of the Board by the Company’s directors, director nominees and certain executive officers and other employees of the Company.

Additionally, the Company has retained Harkins Kovler, a proxy solicitation firm, which may solicit proxies on the Board’s behalf. You may also be solicited by advertisements in periodicals, press releases issued by us and postings on our corporate website or other websites. Unless expressly indicated otherwise, information contained on our corporate website is not part of this Proxy Statement. In addition, none of the information on the other websites, if any, listed in this Proxy Statement is part of this Proxy Statement.

Why is the Board making such recommendation?

We describe each proposal and the Board’s reason for its recommendation with respect to each proposal elsewhere in this Proxy Statement.

Who is entitled to vote at the Annual Meeting?

Only stockholders of record as of the close of business on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting. On April 12, 2021 there were 36,507,402 shares of our common stock issued, outstanding and entitled to vote at the Annual Meeting. Each outstanding share of common stock is entitled to one vote, including unvested shares of restricted stock issued to our directors, executive officers and employees.

How do I vote my shares?

The process for voting your shares depends on how your shares are held. Generally, you may hold shares in your name as a “record holder” or in “street name” through a nominee, such as a broker or bank.

If you hold shares in your name as a “record holder,” you can vote either in person at the Annual Meeting or by proxy whether or not you attend the Annual Meeting. To vote by proxy, you must either:

•	Sign and date the enclosed proxy card, and return it in the enclosed postage-paid envelope;
•	Vote by telephone by placing a toll-free call from the U.S. or Canada to 1-800-690-6903 as described in the enclosed proxy card; or
•	Vote over the Internet at www.proxyvote.com as described in the enclosed proxy card.

Please note that telephone and Internet voting will close at 11:59 p.m., Eastern Time, on May 24, 2021.

If you are a record holder and wish to attend the Annual Meeting and vote in person, you will be given a ballot at the Annual Meeting. Please note that you may vote by proxy prior to May 25, 2021 and still attend the Annual Meeting. Even if you currently plan to attend the Annual Meeting in person, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

If your shares are held in the name of a broker, bank or other nominee (as is the case when you hold shares in a brokerage account), you should receive separate instructions from the record holder of your shares describing how to vote. Please instruct your broker how to vote your shares using the voting instruction form you receive from your broker. Please return your completed proxy card or voting instruction form to your broker and contact the person responsible for your account so that your vote can be counted. If your broker permits you to provide voting instructions by Internet or by telephone, you may vote that way as well.

If your shares are held in the name of a broker, bank or other nominee and you want to vote in person, you will need to obtain and bring with you to the Annual Meeting a legal proxy from the record holder of your shares as of the close of business on April 12, 2021, indicating that you were a beneficial owner of shares as of the close of business on such date and further indicating the number of shares that you beneficially owned at that time.

What is a quorum?

A quorum is the presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock as of the Record Date. There must be a quorum for the Annual Meeting to be held. If you submit a valid proxy card, vote by telephone or the Internet, or attend the Annual Meeting and vote in person, your shares will be counted as present to determine whether there is a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum.

What happens if I do not submit voting instructions for a proposal? What is discretionary voting? What is a broker non-vote?

If you properly complete, sign, date and return a proxy card or voting instruction form, your shares of common stock will be voted as you specify. If you are a stockholder of record and you sign and return a proxy card, but make no specifications on such proxy card, your shares of common stock will be voted in accordance with the recommendations of our Board, as provided above. If you own your shares in “street name” and you do not provide voting instructions to your bank, broker, trustee or other nominee holding shares of common stock for you, your shares of common stock will not be voted with respect to any proposal for which the stockholder of record does not have discretionary authority to vote. If a proposal is determined to be routine, your bank, broker, trustee or other nominee is permitted to vote on the proposal without receiving voting instructions from you. If a proposal is determined to be non-routine, your bank, broker, trustee or other nominee is not permitted to vote on the proposal without receiving voting instructions from you. A “broker non-vote” occurs when a bank, broker, trustee or other nominee holding shares for a beneficial owner returns a valid proxy voting shares as instructed and/or within its discretion on one proposal, but does not vote on another proposal because it does not have discretionary authority to vote on the matter and has not received voting instructions from the stockholder for whom it is holding shares. In such cases, the shares voting on the first proposal, which are not voted on the second proposal, constitute a broker non-vote on the second proposal.

What is the effect of abstentions and broker non-votes?

Abstentions and broker “non-votes” will be counted for purposes of establishing a quorum. Abstentions may be specified on all proposals and, with the exception of the election of a director, will have the same effect as a vote against such proposal.

A broker non-vote occurs when the broker is unable to vote on a proposal because the proposal is not routine and the stockholder who owns the shares in “street name” has not provided any voting instructions to the broker on that matter. NYSE rules determine whether proposals are routine or not routine. If a proposal is routine, a broker holding shares for an owner in street name may vote for the proposal without voting instructions. If a proposal is not routine, the broker may vote on the proposal only if the owner has provided voting instructions. If a broker does not receive voting instructions for a non-routine proposal, the broker will return a proxy card without a vote on that proposal, which is usually referred to as a “broker non-vote.” Neither the election of directors, nor the advisory vote on named executive officer compensation, nor the Tax Benefits Preservation Plan are considered routine under applicable NYSE rules. Accordingly, broker non-votes on these non-routine matters will be counted for purposes of establishing a quorum, but will not be counted in the tabulations of the votes cast or present at the Annual Meeting and entitled to vote on any of the proposals and, therefore, will have no effect on the outcome of the proposals.

If I have already voted by proxy on the proposals, can I still change my mind?

Yes. If you are a stockholder of record, you can revoke your proxy before it is counted by (1) sending written notice of revocation that is dated later than the date of your proxy to Chief Financial Officer, SandRidge Energy, Inc., 1 East Sheridan, Suite 500, Oklahoma City, Oklahoma 73104 that we receive no later than May 24, 2021, (2) timely delivering or submitting a valid, later-dated proxy that we receive no later than the conclusion of voting at the Annual Meeting, (3) voting again by telephone or through the Internet, or (4) if you are present at the Annual Meeting and either vote in person or notify the Chief Financial Officer in writing at the Annual Meeting of your wish to revoke your proxy. Your attendance alone at the Annual Meeting will not be enough to revoke your proxy.

If you own shares of our common stock in “street name,” you may submit new voting instructions by contacting your bank, broker or other nominee within the timing provided to you by your bank, broker or other nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy from your bank, broker or other nominee which holds your shares in street name.

What vote is required to approve the election of directors?

As described in the Company’s Bylaws, a majority of the votes cast at the Annual Meeting must be cast “FOR” the election of a director nominee in order for such director to be elected to our Board. In the election of directors, you may either vote “FOR” a nominee, “AGAINST” a nominee or “ABSTAIN” from voting. You may not cumulate your votes in the election of directors. If you “ABSTAIN” from voting with respect to one or more director nominees, your vote will have no effect on the election of such nominees.

What vote is required to approve the ratification of the Company’s independent registered public accounting firm?

A majority of votes cast on the proposal must be cast “FOR” the proposal in order for it to be approved at the Annual Meeting. In voting on the ratification of Deloitte as the Company’s independent registered public accounting firm, you may vote “FOR,” “AGAINST,” or “ABSTAIN” from voting. For the reasons described herein, the Board unanimously recommends that you vote FOR this proposal.

What vote is required to approve the Advisory Vote on Compensation?

A majority of votes cast on the proposal must be cast “FOR” the proposal in order for it to be approved at the Annual Meeting. In voting on the Advisory Vote on Compensation, you may vote “FOR,” “AGAINST,” or “ABSTAIN” from voting. Abstentions and broker non-votes shall not be counted as votes cast. For the reasons described herein, the Board unanimously recommends that you vote FOR this proposal.

What vote is required to approve the Tax Benefits Preservation Plan?

A majority of votes cast on the proposal must be cast “FOR” the proposal in order for it to be approved at the Annual Meeting. In voting on the Tax Benefits Preservation Plan, you may vote “FOR,” “AGAINST,” or “ABSTAIN” from voting. For the reasons described herein, the Board unanimously recommends that you vote FOR this proposal.

How many votes do I have?

Stockholders are entitled to one vote per proposal for each share of our common stock owned as of the close of business on the Record Date. All votes will be tabulated by an inspector of election appointed by the Company for the Annual Meeting, who will separately tabulate affirmative and negative votes and abstentions in accordance with Delaware law.

How will my shares of common stock be voted?

The shares of our common stock represented by any proxy card which is properly executed and received by the Company prior to or at the Annual Meeting will be voted in accordance with the specifications you make thereon. Where a choice has been specified on the proxy card with respect to the proposal, the shares represented by the proxy card will be voted in accordance with the specifications. If you return a validly executed proxy card without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted FOR the election of the six director nominees recommended by the Board (Proposal 1); your proxy will be voted FOR the ratification of the Company’s independent registered accounting firm (Proposal 2); will be cast FOR the Advisory Vote on 2020 compensation (Proposal 3), and will cast FOR the Tax Benefit Preservation Plan (Proposal 4).

May I propose actions for consideration at next year’s annual meeting of stockholder or nominate individuals to serve as directors?

You may submit proposals for consideration at future stockholder meetings, including director nominations. In order for a stockholder proposal to be considered for inclusion in our proxy statement for next year’s annual meeting, the written proposal must be received by us no later than December 30, 2021. For a stockholder proposal, including a director nomination, to be considered at next year’s annual meeting but not included in the proxy statement relating to such meeting, the written proposal must be received by us no earlier than March 7, 2021 and no later than April 6, 2021. Please see “General Information—Stockholder Proposals and Nominations” for a more detailed discussion of the requirements for submitting a stockholder proposal for consideration at next year’s annual meeting.

What if I do not mark a voting choice for some of the matters listed on my proxy card?

If you return a signed proxy card without indicating your vote, your shares will be voted FOR the election of the six director nominees recommended by the Board (Proposal 1); FOR the ratification of the Company’s independent registered accounting firm (Proposal 2); FOR the Advisory Vote on 2020 compensation (Proposal 3) and FOR the Tax Benefits Preservation Plan (Proposal 4).

Could other matters be decided at the Annual Meeting?

We do not expect any matters to be presented for action at the Annual Meeting other than the matters described in this Proxy Statement. However, by signing, dating and returning a proxy card or submitting your proxy or voting instructions by telephone or via the Internet, you will give to the persons named as proxies discretionary voting authority with respect to any matter that may properly come before the Annual Meeting, and of which we did not have notice at least 60 days before the anniversary date of the 2020 Annual Meeting of Stockholders or by April 6, 2021, which is the date specified by the advance notice provisions set forth in our Bylaws, and such persons named as proxies intend to vote on any such other matter in accordance with their best judgment.

What happens if the Annual Meeting is postponed or adjourned?

If the Annual Meeting is postponed or adjourned, your proxy will still be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.

What do I need for admission to the Annual Meeting?

Attendance at the Annual Meeting or any adjournment or postponement thereof will be limited to record and beneficial stockholders as of the Record Date, individuals holding a valid proxy from a record holder, and other persons authorized by the Company. If you are a stockholder of record, your name will be verified against the list of stockholders of record prior to your admittance to the Annual Meeting or any adjournment or postponement thereof. You should be prepared to present photo identification for admission. If you hold your shares in street name, you will need to provide proof of beneficial ownership on the Record Date, such as a brokerage account statement showing that you owned our stock as of the Record Date, a copy of a voting instruction form provided by your broker, bank or other nominee, or other similar evidence of ownership as of the Record Date, as well as your government-issued photo identification, for admission. If you do not provide government-issued photo identification or comply with the other procedures described above upon request, you will not be admitted to the Annual Meeting or any adjournment or postponement thereof. For security reasons, you and your bags will be subject to search prior to your admittance to the Annual Meeting. We will not be able to admit anyone who refuses to comply with our rules of conduct for the Annual Meeting. These rules provide, among other things, that no cameras, recording equipment, electronic devices, large bags or packages will be permitted at the Annual Meeting. You are encouraged to submit a proxy to have your shares voted regardless of whether or not your plan to attend the Annual Meeting.

Whom should I call if I have questions about the Annual Meeting?

We have retained Harkins Kovler to aid in the solicitation of proxies. As consideration for these services, Harkins Kovler will be paid a fee estimated to be $25,000 plus reimbursement of customary disbursements and expenses. If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact:

Harkins Kovler, LLC

3 Columbus Circle, 15th Floor

New York, New York 10019

(212) 468-5380

or

Call Toll-Free (844) 218-8384

Email: SandRidge@harkinskovler.com

THE BOARD UNANIMOUSLY RECOMMENDS VOTING FOR THE ELECTION OF EACH OF THE BOARD’S NOMINEES, FOR THE RATIFICATION OF THE INDEPENDENT REGISTERED ACCOUNTING FIRM AND FOR THE NON-BINDING, ADVISORY VOTE ON 2020 COMPENSATION.

Casting Your Vote

Your vote is important, and we urge you to vote in advance of the Annual Meeting using one of the methods below.

INTERNET www.proxyvote.com	TOLL-FREE CALL FROM THE U.S. OR CANADA 1-800-690-6903	MAIL Sign and date the enclosed proxy card, and return it in the enclosed postage-paid envelope to: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717

Board and Governance Matters

PROPOSAL 1: ELECTION OF DIRECTORS

BOARD NOMINEES

The Nominating and Governance Committee and the Board have determined to nominate Ms. Agnello and Messrs. Firestone, Frates, Giesler, Lipinski, and Read to serve on the Board at the Annual Meeting. The Nominating and Governance Committee and the Board believe the nominees possess the qualities desirable in individual directors and contribute to the skills and experiences desired for the Board as a whole. If elected, each nominee would serve a term expiring at the close of our 2021 annual meeting or until his or her successor is duly elected.

On April 14, 2021, the Company received notice from Mr. Jonathan Christodoro, a current member of the Company’s Board, of his determination not to stand for re-election to the Board at the Annual Meeting. Mr. Christodoro notified the Company of his intention to serve on the Board through the remainder of his term, which expires at the close of the Annual Meeting. His decision to not stand for re-election was not due to any disagreement with the Company.

Our Board contemplates that each of the nominees will be able to serve if elected. Each of the Board’s nominees has consented to serve as a nominee, to serve as a director if elected and to be named as a nominee in this Proxy Statement. However, if at the time of the Annual Meeting, a nominee becomes unable to serve or for good cause will not serve, the discretionary authority provided in the proxies solicited by the Board may be used to vote for a substitute or substitutes who may be recommended by the Nominating and Governance Committee and whom the Board may propose to replace such nominee. The Board has no reason to believe that any substitute nominee or nominees will be required.

VOTE REQUIRED

Each share of common stock is entitled to one vote for each of the six director seats to be filled at the Annual Meeting and will be given the option of voting “FOR”, “AGAINST” or “ABSTAIN” in respect of each nominee. Cumulative voting is not permitted. It is the intention of the proxy holders named in the enclosed proxy to vote the proxies received by them “FOR” the election of the six Board nominees named herein unless the proxies direct otherwise. If any of the Board nominees should be unable to serve or for good cause will not serve, your proxy will be voted for such substitute nominee(s) as the holders of your proxy, acting in their discretion, may determine.

Under our Bylaws, we have implemented a majority-vote policy for uncontested director elections. If a non-incumbent director nominee receives a greater number of votes “AGAINST” that nominee’s election than “FOR” that nominee’s election, the nominee will not be elected a director. If the number of votes “AGAINST” an incumbent director’s election exceeds the number of votes “FOR” such director, the incumbent nominee must promptly comply with the resignation procedures outlined in the Company’s Bylaws and Corporate Governance Principles. Brokers do not have discretionary authority to vote on the election of directors. Broker non-votes and abstentions will have no effect on the election of directors.

DIRECTOR BIOGRAPHICAL INFORMATION

At the Annual Meeting, stockholders are being asked to reelect Ms. Agnello and Messrs. Firestone, Frates, Giesler, Lipinski and Read. The Board unanimously recommends that stockholders vote FOR each of the nominees named above.

Patricia Agnello Age: 64 Director since: June 2020

Patricia Agnello has served as a director since June 2020. Ms. Agnello has been the chief human resources officer & employment counsel for IEP since March 2020, and for its former affiliate, Insight Portfolio Group (“ISG”), from May 2007 until February 2020. In this capacity, Ms. Agnello provides human resources advice to a variety of companies with which Mr. Icahn has a relationship. Prior to joining ISG, Ms. Agnello held senior human resources positions at Integro Insurance Brokers, North Fork Bank, Marsh & McLennan Companies, Inc., PriceWaterhouseCoopers, and spent approximately 15 years with Exxon Corporation. Ms. Agnello has been a director of: CVR Energy, Inc., a diversified holding company primarily engaged in the petroleum refining and marketing business, since September 2018 and CVR GP, LLC since March 2021; VIVUS, Inc., a biopharmaceutical company, since December 2020; Icahn Automotive Group LLC (“IAG”), an automotive parts installer, retailer and distributor, since 2017 and PSC Metals, LLC (“PSC”), a metal recycling company, since 2012. American Railcar Industries, Inc. (“ARI”) was and IAG and PSC are each indirectly controlled by Mr. Icahn. Ms. Agnello received a J.D. from St. John’s University School of Law, an MBA in Human Resources Management from Adelphi University, and a BA in Liberal Arts from Marymount Manhattan College. Except as listed herein, Ms. Agnello has served on no other public company boards in the past five years.

QUALIFICATIONS Ms. Agnello’s extensive experience in human resources, business acumen and extensive board experience makes her well qualified to serve as our director.

Jaffery (Jay) A. Firestone Age: 64 Director nominee

Mr. Firestone is a nominee for Director. Mr. Firestone has served as Chairman and Chief Executive Officer at Prodigy Pictures Inc., a producer of film, television and cross-platform media since 2006. Previously, Mr. Firestone established Fireworks Entertainment in 1996 to produce, distribute and finance television programs and feature films. In 1998, Fireworks Entertainment was acquired by CanWest Global Communications Corporation and Mr. Firestone was named chairman and chief executive officer and oversaw the company’s Los Angeles and London based television operations as well as its Los Angeles feature film division, Fireworks Pictures. In addition, Mr. Firestone oversaw the company’s interest in New York based IDP Distribution, an independent distribution and marketing company formed by Fireworks Entertainment in 2000 as a joint venture with Samuel Goldwyn Films and Stratosphere Entertainment. Mr. Firestone has served on the board of directors for the Academy of Canadian Cinema and Television and the Academy of Television Arts and Sciences International Council in Los Angeles. Mr. Firestone has led two initial public offerings. Mr. Firestone has been a director of CVR Energy, Inc. since January 2020 and previously served as a director of Voltari Corporation, a commercial real estate company, from July 2011 through September 2019. Mr. Firestone obtained a degree in commerce from McMasters University.

QUALIFICATIONS

Mr. Firestone has extensive experience in dealing with financial reporting, which, in addition to his past service on other boards, enables him to advise our board on a range of matters including financial matters.

Jonathan Frates Age: 38 Director since: June 2018

Jonathan Frates has served as our independent Director since June 2018 Mr. Frates has been a Managing Director at Icahn Enterprises L.P., a diversified holding company engaged in a variety of businesses, including investment, automotive, energy, gaming, railcar, food packaging, metals, mining, real estate and home fashion, since June 2018. From November 2015 to June 2018, Mr. Frates served as a Portfolio Company Associate at Icahn Enterprises. Prior to joining Icahn Enterprises, Mr. Frates served as a Senior Business Analyst at First Acceptance Corp. and as an Associate at its holding company, Diamond A Ford Corp. Mr. Frates began his career as an Investment Banking Analyst at Wachovia Securities LLC. Mr. Frates has served as: Chairman of the Board of Directors of the Company since June 2018; a director of Herc Holdings, Inc., an equipment rental supply company, since August 2019; a director of CVR Partners LP, a nitrogen fertilizer company, since April 2016; Chairman of the Board of Directors of Viskase Companies, Inc., a meat casing company, since October 2019 and a director since March 2016; and a director of CVR Energy, Inc., a diversified holding company primarily engaged in petroleum refining and nitrogen fertilizer production, since March 2016. Mr. Frates previously served as a director of Ferrous Resources Limited, an iron ore mining company with operations in Brazil, from December 2016 to July 2019, American Railcar Industries, Inc., a railcar manufacturing company, from March 2016 to October 2018, and CVR Refining, LP, an independent downstream energy limited partnership, from March 2016 to January 2019. Viskase Companies, CVR Energy and CVR Partners are each indirectly controlled by Carl C. Icahn. Mr. Icahn also has a non-controlling interest in SandRidge Energy and Herc Holdings through the ownership of securities. Mr. Frates received a BBA from Southern Methodist University and an MBA from Columbia Business School.

QUALIFICATIONS Mr. Frates’ strong financial background and experience as an analyst qualifies him to serve on the Board.

Carl F. Giesler, Jr. Age: 49 Director since: July 2020

Carl F. Giesler, Jr. has served as President and Chief Executive Officer since April 2020 and has served as a director since July 2020. Prior to joining the Company, Mr. Giesler served as the Chief Executive Officer and a director at Jones Energy, Inc. (“Jones”) from July 2018 through January 2020. Jones filed for protection under Chapter 11 of the U.S. Bankruptcy Code on April 14, 2019. Mr. Giesler previously served as the Chief Executive Officer and a Director of Glacier Oil & Gas Corp. and its predecessor company, Miller Energy Resources, Inc. (“Miller Energy”), from September 2014 to July 2018. Miller Energy filed for protection under Chapter 11 of the U.S. Bankruptcy Code on October 1, 2015. Immediately prior to joining Miller Energy, Mr. Giesler served as a Managing Director with Harbinger Group Inc. where he led its oil and gas investment efforts since October 2011. Prior to joining Harbinger Group Inc., Mr. Giesler served in various oil and gas principal investing, financial and other roles with Harbinger Capital Partners, AIG FP, Morgan Stanley and Bain & Company. In addition to serving as a Director of SandRidge, Jones and MIller, Mr. Giesler has also served on the boards of Compass Production Partners, LP and North American Energy Partners, Inc. Mr. Giesler received his Bachelor of Arts from the University of Virginia and his Juris Doctorate from Harvard Law School. He is also a CFA Charterholder.

QUALIFICATIONS

Mr. Giesler’s more than twenty years of experience in the oil and gas industry, including service as a CEO and Director of public companies and as an institutional investor in the sector, make him well qualified to serve on the Board.

John “Jack” Lipinski Age: 70 Director since: June 2018

John J. “Jack” Lipinski has served as our independent Director since June 2018. Mr. Lipinski served as Chief Executive Officer and President and a Director of CVR Energy, Inc. (“CVR Energy”) from 2007 to 2017, as well as Chief Executive Officer and President and a Director of the general partner of CVR Refining, L.P. from its inception in 2012 until 2017 and Executive Chairman of the general partner of CVR Partners, L.P. from 2011 to 2017. CVR Energy is a diversified holding company primarily engaged in the petroleum refining and nitrogen fertilizer manufacturing industries through its holdings in CVR Refining and CVR Partners. Prior to the formation of CVR Energy, Mr. Lipinski served as Chief Executive Officer and President of Coffeyville Resources, LLC from 2005 to 2007. Mr. Lipinski has more than 40 years of experience in the petroleum refining and nitrogen fertilizer industries. He began his career with Texaco, Inc. In 1985, Mr. Lipinski joined The Coastal Corporation, eventually serving as Vice President of Refining with overall responsibility for Coastal’s refining and petrochemical operations. Upon the merger of Coastal with El Paso Corporation in 2001, Mr. Lipinski was promoted to Executive Vice President of Refining and Chemicals, where he was responsible for all refining, petrochemical, nitrogen-based chemical processing and lubricant operations, as well as the corporate engineering and construction group. He left El Paso in 2002 and became an independent management consultant. In 2004, Mr. Lipinski became a Managing Director and Partner of Prudentia Energy, an advisory and management firm. Mr. Lipinski previously served on the board of Limetree Bay Refinery and Terminal, a private company, from 2019 to 2020. Mr. Lipinski also previously served on the board of directors of Chesapeake Energy Corporation, an oil and gas exploration and production company, from 2014 until 2016, and Cheniere Energy, Inc., an energy company primarily engaged in liquefied natural gas-related businesses, from August 2017 until May 2018. CVR Energy, CVR Refining and CVR Partners are each indirectly controlled by Carl C. Icahn. Mr. Icahn also has or previously had noncontrolling interests in each of Cheniere and Chesapeake. Mr. Lipinski graduated from Stevens Institute of Technology with a B.E. in Chemical Engineering. He received a J.D. from Rutgers University School of Law.

QUALIFICATIONS

Mr. Lipinski’s more than forty years of experience in the petroleum refining and nitrogen fertilizer industries, including extensive experience in the role of public company president and CEO, as well as his service on public and private company boards, make him well qualified to serve on the Board.

Randolph C. Read Age: 68 Director since: June 2018

Randolph C. Read has served as our independent Director since June 2018. Mr. Read has been President and Chief Executive Officer of Nevada Strategic Credit Investments, LLC since 2009. Mr. Read has served since November 2018 as an independent manager/director and Chairman of the Board of Managers of New York REIT Liquidating, LLC, a successor to New York REIT, Inc., a publicly traded real estate investment trust on the NYSE, where Mr. Read served as an independent director from December 2014 to November 2018, including as Chairman of its Board of Directors from June 2015 to November 2018. Mr. Read has served as an independent Chairman of the Board of Enzon Pharmaceuticals, Inc. since August 2020, and as an independent director of Luby’s, Inc. since August 2019. Mr. Read served as an independent director of Business Development Corporation of America from December 2014 to June 2018. Mr. Read served as the independent Chairman of the Board of Directors of Healthcare Trust, Inc., a real estate investment trust, from February 2015 to October 2016. Mr. Read has previously served as President of a variety of other companies and has previously served on a number of public and private company boards. Mr. Read is admitted as a Certified Public Accountant and has an M.B.A. in Finance from the Wharton Graduate School of the University of Pennsylvania and a B.S. from Tulane University

QUALIFICATIONS

Mr. Read’s significant business experience as a director and an executive officer of entities in a variety of industries, as well as capital markets, governance, and operations experience, in addition to his knowledge, financial expertise and leadership qualities and roles, make him well qualified to serve on the Board.

Director Nomination and Board Composition

At each annual meeting of stockholders, the stockholders will elect a successor to each director, or re-elect each such director, with each successor or re-elected director to serve from the time of election until the next annual meeting following election. Our Bylaws provide that the authorized number of directors may be changed by resolution duly adopted by the Board. Vacancies and newly created directorships may be filled by the affirmative vote of a majority of directors then in office, even if such number is less than a majority of the authorized number of directors.

Our Board currently consists of six directors. The Board has determined to nominate Ms. Agnello and Messrs. Firestone, Frates, Giesler, Lipinski, and Read for election to the Board.

The Nominating and Governance Committee has the responsibility under its charter to recommend nominees for election to the Board. The Nominating and Governance Committee equally considers candidates for the Board recommended from any reasonable source, including from any search firm engaged by the committee or from stockholders, provided the procedures set forth below are followed by stockholders who want to make recommendations to the committee.

Stockholder-Nominated Director Candidates

The Nominating and Governance Committee will consider stockholder recommendations that are received by the Company’s Chief Financial Officer at 1 East Sheridan, Suite 500, Oklahoma City, Oklahoma 73104 by December 31 of the year preceding the meeting for which the nomination is made.

A stockholder recommendation should set forth (i) the name and address of and number of shares of common stock owned by the recommending stockholder, (ii) information relating to the recommended candidate that would be required to be disclosed in a solicitation of proxies for the election of the candidate pursuant to Schedule 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations promulgated thereunder, (iii) a description of all agreements related to the nomination among the recommending stockholder, recommended candidate or other persons, and (iv) such other information and disclosures required under Section 2.9 of our Bylaws.

In addition to making recommendations of director nominees to the Nominating and Governance Committee, stockholders may make director nominations or proposals at any annual meeting of the stockholders, provided they comply with the requirements set forth in our Bylaws and, for their nominations and proposals to be included in a proxy statement delivered by us, with Schedule 14A of the Exchange Act. See “General Information—Stockholder Proposals and Nominations” below.

Director Qualifications

We believe a diverse set of skills and experiences is necessary to bring unique and complimentary perspectives to Board deliberations and the oversight of the Company’s affairs. In evaluating the Board’s composition and in identifying, evaluating and recommending director candidates, the Nominating and Governance Committee considers the diversity of skills and experiences present among the current members of the Board and the entirety of a candidate’s credentials, including relevant skills and experience, independence under applicable SEC and NYSE standards, business judgment, service on the boards of directors of other companies, personal and professional integrity, openness and ability to work as part of a team, congeniality with other Board members, willingness to commit the required time to serve as a Board member, and familiarity with the Company and its industry. In recommending director candidates, the Nominating and Governance Committee will also consider diversity as an important factor in evaluating how a candidate’s skills and experiences complement those of the current Board, but the Committee has not adopted a formal policy with respect to Board diversity.

The Board believes that each of its directors understands fully the responsibilities of service as a director and the governance requirements applicable to public companies resulting from the orientation and ongoing education provided by the Company’s general counsel and their service on the boards of directors of other public companies.

The Nominating and Governance Committee, in recommending director candidates, considers diversity based on the extent to which a candidate’s skills and experiences in the areas described above differ from those of the other members of the Board. A candidate is nominated only if the Nominating and Governance Committee believes the combination of the candidate’s skills and experiences will bring a unique and complimentary perspective to Board deliberations and the oversight of the Company’s affairs.

Board Size

The Nominating and Governance Committee periodically evaluates whether the Board’s size provides for sufficient capacity and diversity of skills and experience to effectively oversee the Company. Pursuant to the Company’s Bylaws, the Board has discretion to increase or decrease the maximum number of directors who may serve on the Board.

Director Independence

The Board has affirmatively determined that Ms. Agnello and Messrs. Firestone, Frates, Lipinski and Read have no material relationships with the Company. The Board has further affirmatively determined that for purposes of the NYSE listing standards, each member of the board standing for election at the Annual Meeting, except Mr. Giesler (our current President and CEO) is independent, and that Bob G. Alexander was independent during the portion of 2020 when he served on the Board. In making these determinations, the Board considered all relevant facts and circumstances that could affect such person’s exercise of independent judgment in carrying out the responsibilities of a director. Please see “—Related Party Transactions” for a more detailed discussion. The Board additionally has determined that all Audit Committee members meet the independence requirements for Audit Committee members set forth in Rule 10A-3 under the Exchange Act and as set forth in the 303A.02 of the NYSE Listed Company Manual and that all members of the Compensation Committee meet the independence requirements for compensation committee members set forth in the NYSE Listed Company Manual.

The Board’s Role and Responsibilities

The Board is Fully Accountable to Stockholders

✓  Annual election of directors

✓  Stockholders may demand special meetings at any time with consent of 25% of outstanding shares

✓  Stockholder can amend the Bylaws by a majority of the shares entitled to vote

✓  Directors elected by majority voting in uncontested elections in accordance with the Bylaws (with a resignation policy in the Bylaws for incumbent director nominees)

✓  Stockholders can remove directors with or without cause by a majority of the shares entitled to vote

✓  Company opted out of Section 203 of the Delaware General Corporate Law, the anti-takeover statute

The Board is elected by our stockholders to oversee their interests in the long-term financial and operational health of our business. The Board serves as the ultimate decision-making body, except for those matters reserved to or shared with stockholders. The Board selects and oversees the members of senior management, who are charged by the Board with conducting our business.

Leadership Structure

The roles of Chairman of the Board and CEO are currently filled by separate individuals. Mr. Frates is our Chairman, and Mr. Carl F. Giesler, Jr. is President and Chief Executive Officer. The Board believes that the separation of the offices of the Chairman and CEO is appropriate at this time because it allows our CEO to focus primarily on the Company’s business strategy, operations and corporate vision. The Board does not have a policy mandating that the roles of Chairman and CEO continue to be separated. Our Board elects our Chairman and our CEO, and each of these positions may be held by the same person or may be held by different people. We believe it is important that the Board retain flexibility to determine whether the two roles should be separate or combined based upon the Board’s assessment of the Company’s needs and leadership at a given point in time.

The Board follows sound corporate governance practices to ensure its independence and effective functioning, as described in detail below. The independent directors meet in a scheduled executive session, which is presided over by the Chairman of the Board, without the presence of management, at every regular meeting of the Board. In addition, each of the Board’s committees is composed entirely of independent directors, which means that oversight of critical issues such as the integrity of the Company’s financial statements, Chief Executive Officer and senior management compensation, and Board evaluation and selection of directors is entrusted to independent directors.

Board’s and Audit Committee’s Role in Risk Oversight

The Board and the Audit Committee are generally responsible for overseeing management of the various operational, financial, accounting, legal and human resources-related risks faced by the Company. The Board and/or the Audit Committee fulfills this responsibility by requesting and reviewing reports and presentations from management regarding its business strategies, financial and operating forecasts, and specific risks, including, among other things: risks with respect to oil and natural gas exploration and production; the volatility of oil, natural gas and natural gas liquid (“NGL”) prices; reserve engineering; the maintenance of oil and natural gas leases; the concentration of the Company’s operations and assets; environmental, health, safety and regulatory matters; information technology; insurance coverage; physical security of assets; the creditworthiness of counterparties; the Company’s liquidity status with respect to applicable financial covenants; public disclosures; litigation and governance matters; and compensation-related risks. The Board and/or the Audit Committee also periodically reviews the Company’s derivative trading strategy, which is intended to mitigate risks associated with changes in commodities prices. In addition, the Audit Committee oversees the implementation and effectiveness of the Company’s compliance program, and reviews specific financial and legal matters as requested by the full Board from time to time. The senior executives periodically report to the Audit Committee and the Board on other operational, financial, legal, and human resources-related risks as they may arise from time to time. Further, in reviewing the Company’s compensation programs and policies, the Compensation Committee considers risks that may be created by such programs.

Committees of the Board of Directors

The Board has an Audit Committee, a Nominating and Governance Committee and a Compensation Committee. Members of each committee are elected by the Board and serve until their successors are elected and qualified. The charters of the Audit Committee, Nominating and Governance Committee and Compensation Committee can be found in the corporate governance section of our website at http://www.sandridgeenergy.com.

Audit Committee	CURRENT MEMBERS (ALL INDEPENDENT)

The Audit Committee oversees and reports to the Board on various auditing and accounting-related matters, including:

•   the maintenance of the integrity of our financial statements, reporting process and systems, internal accounting and financial controls

•   the evaluation, compensation and retention of our independent registered public accounting firm

•   the performance of internal audit; legal and regulatory compliance, including our disclosure controls and procedures

•   oversight over our risk management policies and procedures

Each member of the Audit Committee has been determined by our Board to be an “audit committee financial expert” as defined under the rules of the SEC and to satisfy the independence requirements of Audit Committee members required by the NYSE Listed Company Manual.

Chairman: Randolph C. Read Other members: Jonathan Christodoro John J. Lipinski MEETINGS IN 2020: 8

Nominating and Governance Committee	CURRENT MEMBERS (ALL INDEPENDENT)

The Nominating and Governance Committee advises the Board and makes recommendations regarding appropriate corporate governance practices. Pursuant to its charter, the Nominating and Governance Committee:

•   advises the Board and making recommendations regarding appropriate corporate governance practices and assisting the Board in implementing those practices

•   guides the evaluation of the Board and its committees

•   assists the Board with the identification and nomination of individuals qualified to become members of the Board

•   develops and maintains a succession plan for our President and CEO

•   assists the Board in ensuring proper attention and effective response to stockholder concerns regarding corporate governance

•   assess the potential impact of service on another public company board by a director relating to the director’s time and availability, potential conflict of interest issues and his or her status as an independent director

•   assesses conflicts of Board members

Chairman: John J. Lipinski Other members: Jonathan Christodoro Randolph C. Read MEETINGS IN 2020: 2

Compensation Committee	CURRENT MEMBERS (ALL INDEPENDENT)

The Compensation Committee oversees compensation for our executive officers and our incentive compensation and benefit plans. Pursuant to its charter, the Compensation Committee:

•   reviews, modifies (if necessary), approves, with the consent of the Chairman of the Board, and recommends for Board approval, the compensation program and corporate goals relevant to compensation of the CEO

•   reviews, modifies (if necessary) and approves, with the consent of the Chairman of the Board, the compensation program and corporate goals relevant to compensation of other members of senior management

•   evaluates the performance of the Company’s CEO and, in consultation with the CEO, the Company’s other executive officers and other members of the Company’s senior management in light of those goals and objectives

•   approves and recommends to the independent members of the Board for their approval the compensation paid to the CEO and approves the compensation paid to the other executive officers and other members of senior management

Each member of the Compensation Committee has been determined by our Board to satisfy the independence requirements of Compensation Committee members required by the NYSE Listed Company Manual.

Chairperson: Jonathan Christodoro Other members: Jonathan Frates Patricia Agnello MEETINGS IN 2020: 2

Director Attendance at Meetings of the Board of Directors and Stockholder Meetings

The Board held eighteen regular and special meetings in 2020. Each of the incumbent directors attended at least 75% of the meetings of the Board and the respective committees on which he or she served during his or her time of service. During 2020, our independent directors met in an executive session at each regularly scheduled Board meeting. Our Chairman of the Board presided at each such meeting.

The Board encourages interaction with stockholders and recognizes that annual meetings of the stockholders provide a venue where stockholders can access and interact with our directors. Accordingly, while we do not have a policy requiring our directors to attend annual meetings of the stockholders, each member of the Board is encouraged to attend the meetings. Messrs. Alexander, Christodoro, Frates, McKinney and Read, who constituted 80% of the members of the board at that time, attended the 2020 annual meeting of stockholders.

Annual Evaluation Process

Each year, directors complete written assessments and the Chairman of the Nominating and Governance Committee summarizes the directors’ assessments for discussion regarding director performance, Board dynamics, and the effectiveness of the Board and its committees. The Chairman of the Nominating and Governance Committee and the Chairman of the Board are also responsible for overseeing each committee’s annual evaluation of its charter and recommending revisions as necessary.

Board Processes and Policies

Corporate Governance Guidelines, Code of Business Conduct and Ethics and Financial Code of Ethics

Our Board has adopted corporate governance guidelines that define those governance practices of the Board that are not included in our Bylaws. Our Board has also adopted a Code of Business Conduct and Ethics, which contains general guidelines for conducting our business and applies to all of our officers, directors and employees, and a Financial Code of Ethics that applies to our CEO, Chief Financial Officer, Vice President – Accounting and other senior financial officers. Our corporate governance guidelines and codes can be found in the corporate governance section of our website at http://www.sandridgeenergy.com.

Communications with Directors

Any stockholder or other interested party who desires to communicate with the Board, individual directors or committees of the Board may do so at any time by submitting his or her comments, questions or concerns, in writing by mail addressed to our Chief Financial Officer at 1 East Sheridan, Suite 500, Oklahoma City, Oklahoma 73104. A stockholder or other interested party should clearly indicate on the envelope the director or directors who are the intended recipients of the communication. All such communications received by the Chief Financial Officer will be forwarded to the director designated on the envelope. The Chief Financial Officer will not filter out any such communications except for communications related to solicitation for products or services and items of a personal nature that are not relevant to a person’s status as a stockholder. All communications designated for the Board will be forwarded to the Chairman of the Board. All communications designated for a particular committee of the Board will be forwarded to the chairman of that committee.

To report any issues relating to our accounting, accounting controls, financial reporting or other practices, employees, stockholders and other interested parties may call the confidential hotline at 1-866-206-2720. All calls will remain anonymous.

These policies and procedures are not intended to alter or amend the requirements a stockholder must satisfy in order to (1) present a stockholder proposal at a meeting of stockholders, (2) nominate a candidate for the Board, (3) recommend a candidate for the Board for consideration by the Nominating and Governance Committee or (4) have the stockholder’s proposal or nomination included in our proxy statement in accordance with Rule 14a-8 of the Exchange Act, all of which are described elsewhere in this Proxy Statement.

Related Party Transactions

We maintain a written policy that requires any related party transaction (as defined below) to be reviewed and approved by the disinterested members of our Audit Committee. A related party transaction is a transaction, proposed transaction, or series of similar transactions, in which (a) we are a participant, (b) the amount involved exceeds $120,000 and (c) a related person (as defined below) has or will have a direct or indirect material interest. A related person is (i) any person who is, or at any time since the beginning of our last fiscal year was, a director, executive officer, or nominee to become a director, (ii) a person known to be the 5% beneficial owner of any class of our voting securities, (iii) an immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of such director, executive officer, nominee for director or more than 5% beneficial owner, and (iv) any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee for director or more than 5% beneficial owner. The written policy includes factors to be considered by the disinterested members of our Board when determining whether to approve a proposed related party transaction. Factors to be considered include the terms of the transaction with the related party, availability of comparable products or services from unrelated third parties, terms available from unrelated third parties and benefits provided to us by the transaction.

Compensation Committee Interlocks and Insider Participation

During 2020, the Compensation Committee consisted of Messrs. Christodoro and Frates, Ms. Agnello since June 2020 and Mr. Read until June 2020, none of whom was an employee of the Company during 2020 or has ever been an officer of the Company. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our Board.

Director Compensation

On April 29, 2020, prior to our 2020 annual meeting, the Board revisited its compensation policies applicable to our non-employee directors and determined to reduce non-employee director compensation by fifty percent (50%) compared to compensation payable in 2019. In addition, Ms. Agnello and Mr. Frates each agreed to forgo any non-employee director compensation payable following their election to the Board at the 2020 annual meeting.

The following table sets forth the total compensation earned by our non-employee directors for the fiscal year ended December 31, 2020.

Name	Fees Earned or Paid in Cash	Stock Awards(a)	Total

Patricia Agnello(b)	—	—	—

Bob Alexander (former director)(c)	$11,250	—	$11,250

Jonathan Christodoro(d)	$23,438	$75,001	$98,439

Jonathan Frates(e)	$22,696	—	$22,696

John “Jack” Lipinski	$16,250	$75,001	$91,251

Randolph C. Read	$32,450	$75,001	$107,451
(a)

Reflects aggregate grant date fair value of the shares of restricted stock granted to non-employee directors on June 8, 2020, which vest on the earlier of the first anniversary of the grant date or the day immediately preceding the Company’s next annual meeting of stockholders. The grant date fair value is calculated in accordance with Financial Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation. These amounts do not necessarily correspond to the actual value that will be recognized by our directors. The assumptions used by the Company in calculating the amounts related to restricted stock are incorporated by reference to Note 17 of the consolidated financial statements included in the 2020 Form 10-K. As of December 31, 2020, Messrs. Christodoro, Lipinski and Read each held 34,884 unvested shares of restricted stock.

(b)	Ms. Agnello was elected to the Board on June 5, 2020 at our annual meeting in 2020 and chose to forgo any non-employee director compensation payable following her election.
(c)	Mr. Alexander passed away on April 5, 2020. The director fees reported for Mr. Alexander represent the cash payments he received in 2020.
(d)	As discussed above, Mr. Christodoro notified the Company on April 14, 2021, he would not stand for re-election to the Board at the Annual Meeting.
(e)	Amounts reflected for Mr. Frates represent compensation earned prior to the 2020 annual meeting, following which time Mr. Frates elected to forgo any further non-employee director compensation.

Non-Executive Director Compensation Policies

The compensation payable to non-executive directors in 2020 included (a) an aggregate annual cash retainer of $12,500, paid in quarterly installments, (b) an additional annual cash retainer, paid in quarterly installments, equal to $25,000 for service as non-executive chairman, $10,000 for service as audit committee chair, $7,500 for service as compensation committee chair, $5,000 for service as nominating and governance committee chair, $5,000 for service as a member of the audit committee, $3,750 for service as a member of the compensation committee, and $2,500 for service as a member of the nominating and governance committee, and (c) a grant of restricted stock with an aggregate approximate grant date fair value of $75,000, rounded up to the nearest whole share. Shares of restricted stock granted to non-employee directors in connection with the 2020-2021 director compensation program vest on the earlier of the first anniversary of the grant date or the day immediately preceding the Company’s next annual meeting of stockholders.

Indemnification

We have entered into an indemnification agreement with each of our directors and executive officers (each an “indemnitee”), which is intended to permit indemnification to the fullest extent now or hereafter permitted by the Delaware General Corporate Law. It is possible that the applicable law could change the degree to which indemnification is expressly permitted.

Each indemnification agreement covers expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement incurred by an indemnitee when, in his or her capacity as a director or officer, the indemnitee is made or threatened to be made a party to any suit or proceeding. Each indemnification agreement generally covers claims relating to the fact that the indemnitee is or was an officer, director, employee or agent of ours or any of our affiliates, or is or was serving at our request in such a position for another entity. Each indemnification agreement also obligates us to promptly advance all reasonable expenses incurred in connection with any claim. The indemnitee is, in turn, obligated to reimburse us for all amounts so advanced if it is later determined that the indemnitee is not entitled to indemnification. The indemnification provided under the indemnification agreements is not exclusive of any other indemnity rights of an indemnitee; however, double recovery by an indemnitee is prohibited. We are not obligated to indemnify the indemnitee with respect to claims brought by the indemnitee against:

•	the Company, except for:
•	claims regarding the indemnitee’s rights under the indemnification agreement;
•	claims to enforce a right to indemnification under any statute or law; and
•	counter-claims against us in a proceeding brought by us against the indemnitee; or
•	any other person, except for claims approved by our Board.

We have also agreed to obtain and maintain director and officer liability insurance for the benefit of each of our directors and executive officers. These policies include coverage for losses for wrongful acts and omissions and to ensure our performance under the indemnification agreements. Each of our directors and executive officers is named as an insured under the policies and provided with the same rights and benefits as the most favorably insured of our directors and officers.

Audit Matters

Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm

The Audit Committee has directed the Company to submit the appointment of Deloitte as the Company’s independent registered public accounting firm for the year ending December 31, 2021, for ratification by the stockholders at the Annual Meeting. Neither the Company’s Bylaws or other governing documents nor applicable law require stockholder ratification of the selection of Deloitte as the Company’s independent registered public accounting firm. However, the Audit Committee is submitting the selection of Deloitte to the stockholders for ratifications as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee may in its discretion direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

A representative of Deloitte is expected to attend the Annual Meeting and will have the opportunity to make a statement, if he or she so desires, and will be available to respond to appropriate stockholder questions.

The Board unanimously recommends that you vote FOR the ratification of the selection of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

Independent Registered Public Accounting Firm’s Fees

Set forth below is a summary of the fees earned by our independent registered public accounting firm, Deloitte, for fiscal years 2020 and 2019, respectively.

	2020	2019

	(In thousands)

Audit Fees	$575	$600

Tax Fees	—	—

All Other Fees	—	1

Total	$575	$601

Audit Fees. Audit fees consist primarily of fees billed for professional services rendered for the audit of our annual financial statements, review of the financial statements included in each of our quarterly reports on Form 10-Q, assistance with and review of documents filed with the SEC and/or used in conjunction with public and private securities offerings and work performed by tax professionals in connection with the audits and quarterly reviews.

Tax Fees. Tax fees include all services performed by the firm’s tax division other than those related to the audit of financial statements.

All Other Fees. Other fees consist primarily of all fees billed for products and services provided by the firm other than those reported above.

The Audit Committee is responsible for approving in advance any services to be performed by the independent registered public accounting firm. The Audit Committee may delegate its pre-approval authority for these services to one or more members, whose decisions shall be presented to the full Audit Committee at its scheduled meetings. Each of these services must receive specific pre-approval by the Audit Committee or its delegate unless the Audit Committee has provided general pre-approval for such category of services in accordance with policies and procedures that comply with applicable laws and regulations. All of the services described above under audit fees, audit-related fees and all other fees for 2020 and 2019 were pre-approved by the Audit Committee.

Report of the Audit Committee

The following is the report of the Audit Committee for the year ended December 31, 2020. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

As of December 31, 2020, the Audit Committee was comprised of three directors, each of whom has been determined to be independent in accordance with the requirements of the rules and regulations of the SEC promulgated under the Exchange Act and the NYSE. The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the preparation of the financial statements and the establishment and maintenance of the system of internal control. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and to issue a report thereon.

In performing its duties, the Audit Committee has:

•

reviewed and discussed with the Company’s management and Deloitte, the Company’s independent registered public accounting firm, the audited financial statements contained in the Company’s Form 10-K for the year ended December 31, 2020;

•

reviewed with the Company’s management internal control over financial reporting in accordance with the standards of the PCAOB, which review included a discussion of the quality, not just the acceptability, of the Company’s accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements;

•	reviewed with Deloitte its judgment as to the quality, not just the acceptability, of the Company’s accounting principles and other matters;
•	discussed with Deloitte the overall scope and plans for its audit;
•	met with Deloitte to discuss the results of its audit and the overall quality of the Company’s financial reporting; and
•	met with the Company’s independent reservoir engineering consultants to discuss the Company’s process for determining oil and gas reserves.

During the Audit Committee’s review of the audited financial statements, management advised the Audit Committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles (“GAAP”) and reviewed significant accounting and disclosure issues with the Audit Committee. With respect to its review of the Company’s internal control over financial reporting, the Audit Committee noted that management advised that the Company was in compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

The Audit Committee discussed with Deloitte the matters required to be discussed pursuant to the applicable PCAOB Auditing Standards. The Audit Committee has received and reviewed the written disclosures and the letter from Deloitte required by the PCAOB regarding Deloitte’s communications with the Audit Committee concerning independence, and has discussed with Deloitte its independence. The Audit Committee determined that the non-audit services provided to the Company by Deloitte are compatible with maintaining Deloitte’s independence.

Based on the review and discussion referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Form 10-K for the year ended December 31, 2020 filed with the SEC.

This report is submitted on behalf of the Audit Committee.

Randolph C. Read, Chairman

John J. Lipinski

Jonathan Christodoro

Executive Officers

Set forth below is information regarding each of our executive officers as of April 12, 2021:

Name	Age	Position

Carl F. Giesler, Jr.	49	President and Chief Executive Officer

Salah Gamoudi	35	Senior Vice President, Chief Financial Officer and Chief Accounting Officer

Grayson Pranin	41	Senior Vice President and Chief Operating Officer

Carl F. Giesler, Jr. Mr. Giesler was appointed as President and Chief Executive Officer effective April 6, 2021Mr. Giesler served as the Chief Executive Officer and a director at Jones Energy, Inc. (“Jones”) from July 2018 through January 2020. Jones filed for protection under Chapter 11 of the U.S. Bankruptcy Code on April 14, 2019. Mr. Giesler previously served as the Chief Executive Officer and a Director of Glacier Oil & Gas Corp. and its predecessor company, Miller Energy Resources, Inc. (“Miller Energy”), from September 2014 to July 2018. Miller Energy filed for protection under Chapter 11 of the U.S. Bankruptcy Code on October 1, 2015. Immediately prior to joining Miller Energy, Mr. Giesler served as a Managing Director with Harbinger Group Inc. where he led its oil and gas investment efforts since October 2011. Prior to joining Harbinger Group Inc., Mr. Giesler served in various oil and gas principal investing, financial and other roles with Harbinger Capital Partners, AIG FP, Morgan Stanley and Bain & Company. In addition to serving as a Director of SandRidge, Jones and MIller, Mr. Giesler has also served on the boards of Compass Production Partners, LP and North American Energy Partners, Inc. Mr. Giesler received his Bachelor of Arts from the University of Virginia and his Juris Doctorate from Harvard Law School. He is also a CFA Charterholder.

Salah Gamoudi. Mr. Gamoudi was appointed as Chief Financial Officer and Chief Accounting Officer effective July 1, 2020, Mr. Gamoudi most recently served as the Company’s Vice President of Accounting and Finance beginning April 27, 2020. Prior to joining the Company, Mr. Gamoudi served as a Vice President and Chief Accounting Officer at Jones Energy, Inc. from October 2018 to April 2020. Jones Energy, Inc. filed for protection under Chapter 11 of the U.S. Bankruptcy Code on April 14, 2019. Immediately before serving as Vice President and Chief Accounting Officer at Jones Energy, Inc., Mr. Gamoudi served as Chief Accounting Officer and Controller of Remora Petroleum, L.P. from 2017 to 2018. From 2015 to 2017, he served as Corporate Controller of Glacier Oil & Gas and its predecessor entity. From 2013 to 2015, he served as SOX and Internal Audit Manager of LRR Energy, L.P. and Lime Rock Resources. Prior to that, he served as an auditor for Deloitte and for Ernst & Young LLP. Mr. Gamoudi has a Bachelor of Arts in Accounting from Portland State University and is a Certified Public Accountant.

Grayson Pranin. Mr. Pranin was appointed as Senior Vice President and Chief Operating Officer effective March 3, 2021. Mr. Pranin most recently served as the Company’s Vice President of Engineering and Reservoir beginning June 1, 2020, and has served in various engineering, operational and leadership roles with SandRidge Energy since December 2011. Prior to joining the Company, Mr. Pranin served in various engineering and operating roles for Pioneer Natural Resources from June 2010 to November 2011. Mr. Pranin has served his country as a non-commissioned and commissioned officer in the U.S. Army Engineering Corps. Mr. Pranin received his Bachelor of Science from the University of Nevada at Reno.

Executive Compensation

PROPOSAL 3: NON-BINDING ADVISORY VOTE ON 2020 COMPENSATION

Schedule 14A of the Securities Exchange Act of 1934 (the “Exchange Act”) requires a public company, such as SandRidge, to permit its stockholders to cast a non-binding, advisory vote on the previous year’s executive compensation paid to named executive officers, as disclosed pursuant to the SEC’s executive compensation disclosure rules. Accordingly, the Company is providing stockholders the opportunity to cast a non-binding advisory vote at the Annual Meeting on the compensation of the Company’s named executive officers through the following resolution.

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the summary of Executive Compensation, compensation tables, and narrative discussion is hereby APPROVED.”

The Board unanimously recommends that you vote FOR this proposal.

Executive Compensation

In this section we describe the executive compensation philosophy, objectives, and program components in place during 2020 for the Company’s 2020 named executive officers.

Detailed information regarding the 2020 compensation earned by named executive officers is set forth in the Summary Compensation Table and other compensation tables contained in this Proxy Statement beginning on page [32].

2020 NAMED EXECUTIVE OFFICERS

Our named executive officers for 2020 included the following individuals:

Name	Position

Carl F. Giesler, Jr.	President and Chief Executive Officer

Salah Gamoudi	Senior Vice President, Chief Financial Officer and Chief Accounting Officer

John P. Suter	Former Executive Vice President and Chief Operating Officer and Former Interim President and Chief Executive Officer

Michael A. Johnson	Former Senior Vice President, Chief Financial Officer and Chief Accounting Officer

Tax Benefits Preservation Plan

PROPOSAL 4: Approve our Tax Benefits Preservation Plan

We are asking our stockholders to approve the Tax Benefits Preservation Plan, by and between the Company and American Stock Transfer & Trust Company, LLC, as Rights Agent (“Rights Agent”), as disclosed in this Proxy Statement and in Appendix A to this Proxy Statement. The Tax Benefits Preservation Plan is currently in effect.

Please read the Tax Benefits Preservation Plan in its entirety as the discussion below is only a summary.

Background

On July 1, 2020, our Board approved, and we entered into, the Tax Benefits Preservation Plan in order to help preserve the value of certain deferred tax benefits, including those generated by net operating losses and certain other tax attributes (collectively, “Tax Benefits”). The Board also declared a dividend distribution of one right (a “Right”) for each outstanding share of Company common stock, par value $0.001 per share (the “Common Stock”) to stockholders of record at the close of business on July 13, 2020 (the “Record Date”). Each Right entitles its holder, under the circumstances described below, to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock of the Company, par value $0.001 per share (the “Preferred Stock”), at an exercise price of $5.00 per Right, subject to adjustment. As of December 31, 2020, we had U.S. federal net operating loss carryforwards (“NOLs”) totaling approximately $1.4 billion. The Internal Revenue Code (“Code”) and U.S. Treasury Department regulations may permit the Company to “carry-forward” these Tax Benefits to offset potential future taxable income. The Code also limits the ability of a company to use its NOLs if it experiences an “ownership change,” as defined in Section 382 of the Code. A company generally experiences such an ownership change if the percentage of its stock owned by its “5-percent stockholders,” as defined in Section 382 of the Code, changes by more than 50 percentage points over a rolling three-year period. The Tax Benefits Preservation Plan reduces the likelihood that changes in the Company’s investor base have the unintended effect of limiting the use of the Tax Benefits by adopting the Tax Benefits Preservation Plan. The Board believes it is in the best interest of the Company and its stockholders that the Company provide for the protection of the Tax Benefits by adopting the Tax Benefits Preservation Plan.

The Tax Benefits Preservation Plan is intended to act as a deterrent to any person acquiring shares of the Company’s stock exceeding 4.9% without the approval of our Board. The Tax Benefits Preservation Plan would protect the Tax Benefits because changes in ownership by a person owning less than 4.9% of the Company’s common stock are not included in the calculation of “ownership change” for purposes of Section 382 of the Code. There is no guarantee, however, that the Tax Benefits Preservation Plan will prevent us from experiencing an ownership change. The Board has established procedures to consider requests to exempt certain acquisitions of the Company’s stock from the Tax Benefits Preservation Plan if the Board determines that doing so would not limit or impair the availability of the Tax Benefits or is otherwise in the best interests of the Company. To date, the Board has approved two exemption requests.

Pursuant to the Tax Benefits Preservation Plan, the rights will expire, unless redeemed or exchanged earlier by the Company or terminated, upon the earliest to occur of (1) the close of business on the day following the certification of the voting results of the Company’s 2021 annual meeting of stockholders or any prior special meeting of stockholders, if at such stockholder meeting a proposal to approve the Tax Benefits Preservation Plan has not been passed by the affirmative vote of the holders of at least majority of the shares of the Company’s common stock entitled to vote at the 2021 annual meeting of stockholders or any other meeting of stockholders of the Company duly held prior to such meeting, (2) the time at which the Rights (defined below) are redeemed or exchanged by the Company (as described below), (3) upon the closing of any merger or other acquisition transaction involving the Company pursuant to a merger or other acquisition agreement that has been approved by the Board before any person or group becomes an Acquiring Person (as defined below) and (4) the time at which the Board determines that the NOLs are utilized in all material respects or that an ownership change under Section 382 would not adversely impact in any material respect the time period in which the Company could use the NOLs or materially impair the amount of NOLs that could be used by the Company in any particular time period, for applicable tax purposes and (5) the close of business on July 1, 2023.

Description of the Tax Benefits Preservation Plan

The following summary of the Tax Benefits Preservation Plan does not purport to be complete and is qualified in its entirety by the full text of the Tax Benefits Preservation Plan, a copy of which is attached as an appendix to this Proxy Statement and is incorporated herein by reference.

The Rights.

Initially, the Rights are associated with shares of Common Stock and evidenced by Common Stock certificates or, in the case of uncertificated shares of Common Stock, the book-entry account that evidences record ownership of such shares, which will contain a notation incorporating the Tax Benefits Preservation Plan by reference, and are transferable with and only with the underlying shares of Common Stock. New Rights will attach to any shares of Common Stock that become outstanding after the Record Date and prior to the earlier of the Distribution Time (as defined below) and the Expiration Time (as defined below).

Separation and Distribution of Rights; Exercisability.

Subject to certain exceptions, the Rights become exercisable and trade separately from Common Stock only upon the “Distribution Time,” which occurs upon the earlier of:

•

the close of business on the tenth (10th) day after the “Stock Acquisition Date,” which is (a) the first date of public announcement that a person or group of affiliated or associated persons (with certain exceptions, an “Acquiring Person”) has acquired, or obtained the right or obligation to acquire, beneficial ownership of 4.9% or more of the outstanding shares of Common Stock (with certain exceptions) or (b) such other date, as determined by the Board, on which a person or group has become an Acquiring Person, or

•

the close of business on the tenth (10th) business day (or later date as may be determined by the Board prior to such time as any person or group becomes an Acquiring Person) following the commencement of a tender offer or exchange offer which, if consummated, would result in a person or group becoming an Acquiring Person.

Any existing stockholder or group that beneficially owns 4.9% or more of Common Stock has been grandfathered at its current ownership level, but the Rights will not be exercisable if, at any time after the announcement of the Tax Benefits Preservation Plan, such stockholder or group increases its ownership of Common Stock by one share of Common Stock. Certain synthetic interests in securities created by derivative positions, whether or not such interests are considered to be ownership of the underlying Common Stock or are reportable for purposes of Regulation 13D of the Securities Exchange Act of 1934, as amended, are treated as beneficial ownership of the number of shares of Common Stock equivalent to the economic exposure created by the derivative position, to the extent actual shares of Common Stock are directly or indirectly held by counterparties to the derivatives contracts.

Until the earlier of the Distribution Time and the Expiration Time, the surrender for transfer of any shares of Common Stock will also constitute the transfer of the Rights associated with those shares. As soon as practicable after the Distribution Time, separate rights certificates will be mailed to holders of record of Common Stock as of the close of business on the Distribution Time. From and after the Distribution Time, the separate rights certificates alone will represent the Rights. Except as otherwise provided in the Tax Benefits Preservation Plan, only shares of Common Stock issued prior to the Distribution Time will be issued with Rights.

The Rights are not exercisable until the Distribution Time.

Expiration Time.

The Tax Benefits Preservation Plan will expire on the earliest of: (i) the close of business on the day following the certification of the voting results of the Company’s 2021 annual meeting of stockholders or any prior special meeting of stockholders, if at such stockholder meeting a proposal to approve this Agreement has not been passed by the affirmative vote of the holders of at least majority of the shares of Common Stock entitled to vote at the 2021 annual meeting of stockholders or any other meeting of the stockholders of the Company duly held prior to such meeting, (ii) the time at which the Rights are redeemed pursuant to the Tax Benefits Preservation Plan, (iii) the time at which the Rights are exchanged pursuant to the Tax Benefits Preservation Plan, (iv) the closing of any merger or other acquisition transaction involving the Company pursuant to an agreement of the type described in Section 13(f) of the Tax Benefits Preservation Plan, at which time, the Rights are terminated, (v) the time at which the Board determines that the NOLs are utilized in all material respects or that an ownership change under Section 382 would not adversely impact in any material respect the time period in which the Company could use the NOLs, or materially impair the amount of the NOLs that could be used by the Company in any particular time period, for applicable tax purposes and (vi) the Close of Business on July 1, 2023 (the “Final Expiration Time”) (the earliest of (i), (ii), (iii), (iv), (v), and (vi) being herein referred to as the “Expiration Time”).

Flip-In Event.

In the event that any person or group (other than certain exempt persons) becomes an Acquiring Person (a “Flip-in Event”), each holder of a Right (other than any Acquiring Person and certain related parties, whose Rights automatically become null and void) will have the right to receive, upon exercise, shares of Common Stock having a value equal to two times the exercise price of the Right.

For example, at an exercise price of $5.00 per Right, each Right not owned by an Acquiring Person (or by certain related parties) following a Flip-in Event will entitle its holder to purchase $10.00 worth of shares of Common Stock (or other consideration, as noted above) for $5.00. Assuming that Common Stock had a per share value of $2.00 at that time, the holder of each valid Right would be entitled to purchase five shares of Common Stock for $1.00 per share.

Flip-over Event.

In the event that, at any time following the Stock Acquisition Date, any of the following occurs (each, a “Flip-over Event”):

•	the Company consolidates with, or merges with and into, any other entity, and the Company is not the continuing or surviving entity;
•

any entity engages in a share exchange with or consolidates with, or merges with or into, the Company, and the Company is the continuing or surviving entity and, in connection with such share exchange, consolidation or merger, all or part of the outstanding shares of Common Stock are changed into or exchanged for stock or other securities of any other entity or cash or any other property; or

•	the Company sells or otherwise transfers, in one transaction or a series of related transactions, fifty percent (50%) or more of the Company’s assets, cash flow or earning power,

each holder of a Right (except Rights which previously have been voided as described above) will have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the Right.

Preferred Share Provisions.

Each share of Preferred Stock, if issued: will not be redeemable, will entitle the holder thereof, when, as and if declared, to quarterly dividend payments equal to the greater of $1,000 per share and 1,000 times the amount of all cash dividends plus 1,000 times the amount of non-cash dividends or other distributions paid on one share of Common Stock, will entitle the holder thereof to receive $1,000 plus accrued and unpaid dividends per share upon liquidation, will have the same voting power as 1,000 shares of Common Stock and, if shares of Common Stock are exchanged via merger, consolidation or a similar transaction, will entitle the holder thereof to a per share payment equal to the payment made on 1,000 shares of Common Stock.

Anti-dilution Adjustments.

The exercise price payable and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution:

•	in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock,
•

if holders of the Preferred Stock are granted certain rights, options or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock or

•

upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the exercise price will be required until cumulative adjustments amount to at least one percent (1%) of the exercise price. No fractional shares of Preferred Stock will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading day prior to the date of exercise.

Redemption; Exchange.

At any time prior to the earlier of (1) the Stock Acquisition Date and (2) the Final Expiration Time, the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (subject to adjustment and payable in cash, Common Stock or other consideration deemed appropriate by the Board). Immediately upon the action of the Board authorizing any redemption, the Rights will terminate and the only right of the holders of Rights will be to receive the redemption price. At any time after any person or group becomes an Acquiring Person and prior to the acquisition by the Acquiring Person of fifty percent (50%) or more of the outstanding shares of Common Stock, the Company may exchange the Rights (other than Rights owned by the Acquiring Person, which will have become null and void), in whole or in part, at an exchange ratio of one share of Common Stock, or one one-thousandth of a share of Preferred Stock (or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

Exemption Requests.

The Board may exempt certain persons from the 4.9% ownership threshold if the Board determines that their beneficial ownership of more than 4.9% of Common Stock will not jeopardize the availability of the Company’s NOLs. A person may also request that the Board exempt a transaction that would cause such person to become the beneficial owner of 4.9% or more of Common Stock.

No Rights as Stockholder.

Until a Right is exercised, its holder will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

Amendment of the Tax Benefits Preservation Plan.

The Company and the Rights Agent may from time to time amend or supplement the Tax Benefits Preservation Plan without the consent of the holders of the Rights. However, on or after the Stock Acquisition Date, no amendment can materially adversely affect the interests of the holders of the Rights (other than the Acquiring Person, certain related parties thereof or any transferee of the foregoing persons).

Certain Factors Stockholders Should Consider

Our Board believes that approval by our stockholders of the Tax Benefits Preservation Plan is in our and our stockholders’ best interests. However, in addition to the risk factors listed in our Annual Report on Form 10-K, please consider the items discussed below when voting on this proposal.

The Internal Revenue Service could challenge the amount of our Tax Benefits or claim we experienced an ownership change, which could significantly reduce the amount of our Tax Benefits that we can use or eliminate our ability to use them altogether.

The Internal Revenue Service (“IRS”) has not audited or otherwise validated the amount of our Tax Benefits. The IRS could challenge the amount of our Tax Benefits, which could limit our ability to use our Tax Benefits to reduce our future taxable income. In addition, the complexity of the relevant rules under the Code governing the use of Tax Benefits and the limited knowledge that any public company has about the ownership of its publicly traded common stock, may make it difficult to determine whether an ownership change has occurred. As such, even if the Tax Benefits Preservation Plan remains in effect, the IRS could claim that we experienced an ownership change and attempt to reduce or eliminate the amount of our Tax Benefits.

Continued Risk of Ownership Change

As discussed above, although the Tax Benefits Preservation Plan is intended to reduce the likelihood of an ownership change, we cannot assure you that it would prevent all transfers of our common stock that could result in an ownership change.

Potential Impact on the Price of Our Common Stock

The Tax Benefits Preservation Plan, which is currently in effect, discourages future stockholders from becoming 4.9% or greater stockholders of our common stock and existing 4.9% or greater stockholders from acquiring additional shares of our common stock. Certain investors may not be comfortable holding our common stock subject to the terms of the Tax Benefits Preservation Plan. As such, approving this proposal to keep the Tax Benefits Preservation Plan in place could continue the risk that the Tax Benefits Preservation Plan may depress the price of our common stock, including in an amount that could more than offset the value preserved by protecting our Tax Benefits through the Tax Benefits Preservation Plan.

Potential Anti-Takeover Impact

Our Board approved the Tax Benefits Preservation Plan in order to preserve the long-term value of our Tax Benefits. The Tax Benefits Preservation Plan is not intended to prevent a takeover of our company, was not executed as the result of any potential takeover transaction known to us and is not part of a plan by us to adopt a series of anti-takeover measures. However, the Tax Benefits Preservation Plan could be deemed to have or actually have an anti-takeover effect because an Acquiring Person may be diluted under certain circumstances under the Tax Benefits Preservation Plan.

Required Vote

Our stockholders may vote “for” or “against” or “abstain” from voting on the following resolution regarding the Tax Benefits Preservation Plan. To be approved, this proposal will require an affirmative vote of a majority of shares present in person or represented by proxy and that are entitled to vote on this proposal at Annual Meeting. The Tax Benefits Preservation Plan is currently in effect. However, if we do not receive the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting, then the Board may, although it is not required to, reconsider whether or not to preserve the Tax Benefits Preservation Plan. Based on the foregoing, we ask our stockholders to approve the following resolution at the Annual Meeting:

“RESOLVED, that stockholders of SandRidge Energy, Inc. approve the adoption of the SandRidge Energy, Inc. Tax Benefit Preservation Plan, dated as of July 1, 2020, between the Company and American Stock Transfer & Trust Company, LLC, as Rights Agent, as disclosed in this Proxy Statement and in Appendix A to this Proxy Statement.”

This proposal is considered a non-routine matter under applicable rules. A broker, bank or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes will have no effect on this proposal. Abstentions will be the equivalent of a vote against this proposal.

For the reasons stated above, our Board of Directors believes that approval of this proposal is in our best interests and the best interests of our stockholders.

The Board unanimously recommends that you vote FOR this proposal.

We present our summary of Executive Compensation in the following sections:		Where to find it:

1.	Executive Summary. In this section, we lead with a message from the Compensation Committee, which is followed by a summary of our 2020 performance.	Pg. 23

2.	Our Executive Compensation and Governance Principles. In this section, we describe the Company’s 2020 executive compensation strategy and objectives.	Pg. 24

3.	Key 2020 Compensation Program Elements. In this section, we summarize the material elements of the 2020 compensation program for named executive officers.	Pg. 24

4.	Other Executive Compensation Matters. In this section, we provide an overview of policies related to minimum stock ownership, compensation clawbacks, and the prohibition on pledging and derivative transactions, and we discuss the relationship between our executive compensation program and risk and the tax treatment of executive compensation.	Pg. 26

Executive Summary

Compensation Committee Message and Report

DEAR FELLOW SANDRIDGE ENERGY STOCKHOLDERS,

2020 was an unprecedented year; a year in which the COVID-19 pandemic forced us to break long-standing personal and professional traditions. So, too, the Compensation Committee determined it was in the best interest of the shareholders to take the opportunity to continue to evaluate, and right-size the Company’s legacy compensation and human resources programs and replace them with more fiscally responsible programs. Accordingly, the Compensation Committee revamped the Company’s annual bonus and long-term incentive plans, further scaled-down its severance plan, and streamlined its vacation and sick leave policies into a single paid-time off policy. The Compensation Committee also authorized the termination of a considerable number of human resources and benefit plan contracts and the entering into new arrangements with preferred vendors at considerable cost savings.

The Company is continuing to evaluate its processes and programs with an eye towards enhancing shareholder value. In 2021, we plan to implement further annual and long-term incentive programs that are based on well-defined, performance-based metrics and scorecards that align compensation with performance and shareholder value. Further, we plan to perform extensive investor outreach. In this regard, we welcome your feedback.

By the Compensation Committee of the Board:

Jonathan Christodoro, Chairman	Patricia Agnello	Jonathan Frates

STOCKHOLDER ENGAGEMENT AND ADVISORY VOTE ON COMPENSATION

At the 2020 Annual Meeting, over 90% of the votes cast were voted FOR our Advisory Vote to Ratify Named Executive Officers’ Compensation (“Say on Pay”). This represents an increase in support of over 400% and was in response to our restructuring of the Company’s executive compensation policies, implementing a greater focus on pay for performance and incentive-based compensation.

Investor Outreach

As a policy, we like to reach out to our shareholders to understand their views on the Company’s performance, corporate governance and compensation practices. As COVID-19 significantly impacted our business and required significant focus and attention by the Board and executive management team, we were unable to meet our planned offseason investor outreach efforts. As we move forward, we plan to engage in continuous offseason outreach with a significant portion of our shareholders.

What We Learned

We have learned over the last three years that many holders were appreciative of our efforts to see a greater weight given to performance-based factors. Many stockholders rewarded the greater disclosure of the rationale behind the compensation program in the proxy statement and by direct stockholder engagement.

What We Did

Partially in response to our outreach efforts, we redesigned our long-term incentive program to place a greater emphasis on performance-based compensation, by providing that one-third of all long-term incentive awards going forward would be subject to performance-based vesting. We also revised our performance metrics to do away with discretionary business operating metrics in favor of objective, quantitative metrics. As we explain in more detail below in the “Key 2020 Executive Compensation Program Elements” section on page 30, in light of the unprecedented impact of the COVID-19 pandemic, adjustments were made to our short-term incentive program for only the 2020 plan year to ensure the continued incentivization and retention of our new executive management team.

Investor Outreach Going Forward

Both the Compensation Committee and the full Board value the input and feedback received from our stockholders, and we view our stockholder outreach efforts as important. The Board plans to supplement management’s investor outreach with its own extensive engagement to directly solicit and receive stockholder input on the Company’s business strategies, governance and executive compensation. We believe such outreach helps ensure that the issues that matter most to our stockholders are understood and considered by management and the Board.

Our Executive Compensation and Governance Principles

The Company’s compensation programs are designed to attract, motivate and retain high performing individuals by paying competitive compensation aligned with stockholder interests. Total compensation packages include base salaries, incentives and benefits, providing a significant portion of a named executive officer’s total compensation in the form of variable, performance-based compensation based on strategic, financial and operational goals. The Board bases individual compensation decisions on individual and Company performance, time in role, scope of responsibility, and leadership skills and experience.

In relation to 2020 executive compensation, independent members of the Company’s Board and the Compensation Committee sought input from the Company’s CEO and other members of management. During 2020, the Compensation Committee was composed of three non-employee independent directors. The Compensation Committee’s duties in administering the executive compensation programs include the following:

•

Reviewing, modifying (if necessary), approving, with the consent of the Chairman of the Board, and recommending for Board approval, the compensation program and corporate goals relevant to compensation of the CEO.

•

Reviewing, modifying (if necessary) and approving, with the consent of the Chairman of the Board, the compensation program and corporate goals relevant to compensation of other members of senior management.

•

Evaluating the performance of the Company’s CEO and, in consultation with the CEO, the Company’s other executive officers and other members of the Company’s senior management in light of those goals and objectives

•

Approving and recommending to the independent members of the Board for their approval the compensation paid to the CEO and approving the compensation paid to the other executive officers and other members of senior management

As described above, the Company and the Compensation Committee value stockholders’ input and consider such input in establishing the type and level of compensation for our executives and for setting performance metrics and targets.

COMPENSATION SETTING APPROACH

Our CEO (other than for himself) and other members of management, and the Company’s human resources function work with the Compensation Committee in establishing compensation levels and performance targets. Our CEO is responsible for reviewing the compensation and performance of executive officers other than himself and making recommendations to the Compensation Committee for adjustments to the annual total compensation of his direct reports. Final compensation determinations are made by the Compensation Committee and/or the Board. The Company’s management and human resources function provide support in the preparation of materials and execution of the Compensation Committee’s responsibilities.

The Compensation Committee generally uses a peer group to compare the competitiveness of the Company’s executive compensation and to evaluate the Company’s performance. For 2020, the Compensation Committee reviewed information about its peers, but did not rely on a peer group in making executive compensation decisions or evaluating company performance. Each element of our named executive officers’ compensation is discussed below.

Key 2020 Executive Compensation Program Elements

We utilize several key elements of compensation to attract and retain a talented executive team, while also promoting executive and shareholder alignment by ensuring a balanced mix of service-based and performance-based incentives. These components are explained in more detail below.

BASE SALARY

The purpose of base salary is to provide a fixed level of cash compensation for performing day-to-day responsibilities. The letter agreements we maintain or maintained with our named executive officers establish minimum base salaries, and increases, if any, are based on the achievement of individual and Company objectives, contributions to our performance and culture, leadership accomplishments, and market data for comparable positions in our industry.

SHORT-TERM INCENTIVES

In most years, the Company adopts an annual incentive plan pursuant to which ultimate payments made to named executive officers would be made by reference to a balanced scorecard comprised of various performance metrics tied to business strategy, which may be further subject to the downward discretion of the Compensation Committee. The payments made to each executive would be a function of the Company’s total scorecard performance, expressed as a percentage, multiplied by his base salary and his target award opportunity, expressed as a percentage of his base salary.

In 2020, due to a holistic change in executive management and the uncertainty surrounding the COVID-19 pandemic, and its potential affects on our business, the Company determined that, in lieu of an annual incentive plan, it would grant a one-time performance bonus to Messrs. Giesler and Gamoudi. The amount of the bonus was determined in the sole discretion of the Compensation Committee after reviewing various Company performance metrics such as Adjusted EBITDA, Adjusted G&A, LOE, Total Production and Capital Expenditures and Free Cash Flow. The Compensation Committee relied on the target award opportunity of 50% of base salary that each Messrs. Giesler and Gamoudi would have been granted had the Compensation Committee adopted a 2020 annual incentive plan, with final payments equaling 1.0 times target (or $175,000) and 1.3 times target (or $162,500), respectively. Mr. Suter was eligible for a performance cash bonus of $210,000 under his letter agreement, that would be earned and payable upon the achievement of the following performance metrics: reduction of gross G&A, reduction of lease operating expenses, creation of incremental cash from hedging and disposition of certain property holdings, reduction in abandonment obligations and attainment of full year production of MMBOE (the “Suter Performance Bonus”). In connection with Mr. Suter’s July 1, 2020 separation from the Company, the Suter Performance Bonus accelerated and became payable as part of his separation package. Mr. Johnson was ineligible for any short-term incentives in 2020.

For 2021, the Compensation Committee has adopted a 2021 annual incentive plan pursuant to which ultimate payments made to named executive officers would be made by reference to a balanced scorecard comprised of six performance metrics tied to business strategy and an individual performance rating (expressed as a percentage). The payments made to each executive, which may be further subject to the downward discretion of the Compensation Committee, would be a function of the Company’s total scorecard performance, expressed as a percentage, multiplied by his individual performance rating, base salary and target award opportunity. Messrs. Giesler and Gamoudi’s annual target opportunities for 2021 will remain unchanged from 2020.

Each of the six performance metrics can be achieved at Threshold (50%), Target (100%) or Maximum (150%) or a value determined using linear interpolation if performance falls between Threshold and Target or Target and Maximum. The six performance metrics for 2021 are weighted as follows:

•	Health, Safety & Environmental goals regarding safe days worked, total recordable incidents, moving vehicle incidents and spill volumes (weighted 5%);
•	Adjusted EBITDA (weighted 10%);
•	Base Free Cash Flow (weighted 10%);
•	Base Production within CAPEX (weighted 25%);
•	Lease Operating Expenses (weighted 25%); and
•	Adjusted General and Administrative Expenses (weighted 25%).

LONG-TERM INCENTIVES

In connection with their hiring in 2020, and to align each named executive officer’s incentives with the interests of the stockholders and reward long-term operational and financial performance, the Company granted Messrs. Giesler and Gamoudi long-term incentive awards. Mr. Giesler received an award of 1,000,000 restricted stock units under the Company’s 2016 Omnibus Incentive Plan (as amended and restated as of August 8, 2018), subject to its terms and conditions. The award generally will vest in three equal annual installments subject to special vesting provisions in the event of a termination or change in control. Mr. Gamoudi received an award of 200,000 restricted stock units and 100,000 performance share units under the Company’s 2016 Omnibus Incentive Plan, subject to its terms and conditions. The restricted stock unit award generally will vest in three equal annual installments subject to special vesting provisions in the event of a termination or change in control. Following the completion of a performance period and upon the achievement of certain performance metrics, the performance share unit award will vest, subject to Mr. Gamoudi’s continued service through the payment date. The performance share unit award’s performance period was January 1, 2020 to December 31, 2020. The performance metrics are based on Adjusted General & Administrative Expense, Lease Operating Expenses, and Total Production and Capital Expenditures. Messrs. Suter and Johnson were ineligible for any long-term incentive awards in 2020.

SEVERANCE

2021 Severance Plan

The Company maintains the SandRidge Energy, Inc. Severance Pay Plan (the “2021 Severance Plan”), effective January 1, 2021, for the benefit of certain eligible employees, including Messrs. Giesler and Gamoudi. Upon a termination other than for “cause” (as defined under the plan), eligible employees receive a predetermined amount of salary continuation based on years of service determined as of the time of the employee’s termination. Messrs. Giesler and Gamoudi would receive six weeks salary continuation upon such a termination other than for “cause.”

2020 Named Executive Officer Departures

The employment of Messrs. Suter and Johnson with the Company ceased, effective July 1, 2020. Messrs. Johnson and Suter were eligible to receive severance consistent with their respective employment arrangements. Pursuant to Mr. Suter’s letter agreement and the Company’s Sandridge Energy, Inc. Special Severance Plan, as amended (the “Special Severance Plan”) and originally effective April 1, 2018, Mr. Suter was eligible to receive 26 weeks of his base salary, accelerated vesting of the Suter Performance Bonus and outstanding equity awards, 26 weeks of Company-paid COBRA continuation coverage, and payment of all accrued, unused paid-time off. Pursuant to Mr. Johnson’s employment agreement, he was eligible to receive a lump sum payment equal to his then current base salary, accelerated vesting of his outstanding equity awards, 26 weeks of Company-paid COBRA continuation coverage, and payment of all accrued, unused paid-time off.

EMPLOYMENT AGREEMENTS

The Company has entered into letter agreements or employment agreements with each of its named executive officers. Each arrangement specifies the annual base salary for the executive, which may be increased at the discretion of the Board. In addition, other than Mr. Suter, the arrangements specify that the executives may be eligible to receive an annual incentive bonus under the Company’s annual incentive plan and Mr. Johnson’s arrangement provided for eligibility to receive awards under the Company’s long-term incentive program, at the discretion of the Board. Mr. Suter’s arrangement provides for a retention bonus (earned and payable if Mr. Suter remained in service with the Company through the date the 2019 Form 10-K was filed) and the Suter Performance Bonus. Mr. Giesler and Mr. Gamoudi’s agreements provide for certain long-term incentive awards as part of their sign-on packages with the Company, described above under Long-Term Incentive Program. Additionally, under the terms of their arrangements, each named executive officer is eligible to participate in the same benefit programs, as may be in effect from time to time, for other senior management employees of the Company generally. Mr. Giesler is bound by certain confidentiality and restrictive covenants under his letter agreement.

OTHER COMPENSATION MATTERS

Limited Perquisites and Other Personal Benefits

We believe that the total mix of compensation and benefits provided to our named executive officers is competitive and, generally, perquisites should not play a large role in our executive officers’ total compensation. As a result, the perquisites and other personal benefits we provide to our executive officers are generally limited.

We maintain a 401(k) retirement plan for the benefit of all of our executive officers and employees on a non-discriminatory basis. Under the plan, eligible employees may elect to defer a portion of their earnings up to the annual maximum allowed by regulations promulgated by the Internal Revenue Service. The aggregate matching contribution available to our 401(k) retirement plan participants equals 100% of the first 10% of deferred base salary (exclusive of incentive compensation). Matching contributions to the 401(k) retirement plan vest at the rate of 25% per year over the first four years of employment. Upon attainment of age 60, plan participants will be eligible for immediate vesting of unvested Company matching contributions, and future matching contributions will be made without restriction. Matching contributions are made in investment vehicles selected by each employee from a variety of options.

Other Executive Compensation Matters

CLAWBACK POLICY

The Company maintains a clawback policy that is administered by the Board. Under the policy, the Company, at the Board’s direction, will recover incentive compensation that has been erroneously paid in the event of a financial restatement or misconduct.

STOCK OWNERSHIP GUIDELINES

The Company maintains stock ownership guidelines for executive officers and non-employee directors of the Company. The policy generally requires executives and non-employee directors to own stock in the Company equal to the following guidelines:

PERCENTAGE OF SALARY REQUIRED

Our executive officers and non-employee directors have five years from October 4, 2016 to fulfill this requirement or, if later, five years from the date of their appointment, promotion, or election to a role that is subject to the stock ownership guidelines. Until our executive officers comply with these guidelines, our CEO is required to hold 50% of net shares issued (after tax and/or exercise) and other officers and non-employee directors are required to hold 60% of net shares issued.

ANTI-HEDGING AND ANTI-PLEDGING POLICIES

The Company maintains a policy that prohibits executives and non-employee directors from entering into agreements in which Company shares are pledged as security for a loan. It also prohibits executives and other employees and non-employee directors from engaging in hedging transactions involving Company stock.

RISK ASSESSMENT

Our compensation program for executives is not designed to encourage excessive risk taking. In that regard, payouts under the performance incentive program and performance unit plan are capped at 200% of target. In addition, all long-term incentives include extended vesting periods.

TAX TREATMENT OF EXECUTIVE COMPENSATION DECISIONS

Section 162(m) of the Internal Revenue Code (the “Code”) generally imposes a $1 million limit on the amount of compensation paid to certain executive officers that a public corporation may deduct for federal income tax purposes in any year. Previously, the Code provided an exception to the Section 162(m) deduction limitation for compensation qualifying as “performance-based compensation” within the meaning of the Code and the applicable Treasury Regulations. The “Tax Cuts and Jobs Act,” enacted in late 2017, repealed the performance-based compensation exception to the Section 162(m) deduction limitation for tax years beginning after December 31, 2017, with certain exceptions.

Previously, the Compensation Committee designed and administered our executive compensation program with the intent that certain portions of the compensation paid to our named executive officers would qualify as performance-based compensation under Section 162(m); however, given changes made to Section 162(m) by the “Tax Cuts and Jobs Act,” which took effect in 2018, we may not be able to deduct for federal income tax purposes a portion of the compensation paid to our named executive officers in 2020 and beyond.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the disclosure set forth above under the heading “Executive Compensation” with management and, based on this review and discussion, the Compensation Committee has recommended to the Board that the “Executive Compensation” be included in this Proxy Statement.

By the members of the Compensation Committee:

Jonathan Christodoro, Chairman

Patricia Agnello

Jonathan Frates

Executive Compensation Tables

Summary Compensation Table

Name and Principal Position(a)	Year	Salary	Bonus(b)	Stock Awards(c)	All Other Compensation(d)	Total

Carl F. Giesler, Jr.	2020	$177,692	$175,000	$872,000	$19,506	$1,244,198
President and Chief Executive Officer

Salah Gamoudi	2020	$160,577	$162,500	$498,000	$17,053	$838,130
Senior Vice President, Chief Financial Officer and Chief Accounting Officer

John P. Suter	2020	$211,615	$210,000	$-	$495,099	$916,714
Former Executive Vice President, and Chief Operating Officer, and Former Interim President and Chief Executive Officer	2019	420,000	-	-	25,300	445,300

Michael A. Johnson	2020	$188,942	$-	$-	$455,223	$644,165
Former Senior Vice President, Chief Financial Officer and Chief Accounting Officer	2019	375,000	-	-	25,300	400,300

(a)

Mr. Giesler was appointed President and Chief Executive Officer, effective April 6, 2020 and was appointed to the Board, effective July 29, 2020. Mr. Gamoudi, who joined the Company on April 27, 2020 as its Vice President of Accounting and Finance, was appointed as its Chief Financial Officer and Chief Accounting Officer on July 1, 2020 and its Senior Vice President on March 3, 2021. Mr. Suter served as Interim President and Chief Executive Officer upon the former Chief Executive Officer’s departure on December 12, 2019 until April 14, 2020 and served as Executive Vice President and Chief Operating Officer from April 15, 2020 until his separation of employment from the Company on July 1, 2020. Mr. Johnson served as Senior Vice President, Chief Financial Officer and Chief Accounting Officer until July 1, 2020.

(b)

For Messrs. Giesler and Gamoudi, the amount shown reflects payment of a performance bonus, the amount of which was determined in the discretion of the Compensation Committee after reviewing the Company’s performance during the 2020 calendar year. See Short-Term Incentives on page 30 for additional information about the Company’s short-term incentives. For Mr. Suter, the amount shown reflects payment of a retention bonus awarded under his February 21, 2020 letter agreement, payable if he remained in continuous employment through the date the Company filed its 2019 Form 10-K.

(c)

The stock awards shown in this column reflect the aggregate grant date fair value of restricted stock units and performance share units calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718, Compensation-Stock Compensation. These amounts do not necessarily correspond to the actual value that will be realized by our named executive officers. The assumptions used by the Company in calculating the amounts related to restricted stock units and performance share units are incorporated by reference to Note 17 of the consolidated financial statements included in the 2020 Form 10-K.

(d)	All 2020 Other Compensation provided to our named executive officers includes:

Name and Principal Position	Life Insurance Premiums	Company Matching Contributions to 401(k) Plan	Separation Payments(1)	Perquisites	Total

Carl F. Giesler, Jr.	$185	$18,174	$-	$1,147	$19,506

Salah Gamoudi	$196	$15,866	$-	$991	$17,053

John P. Suter	$173	$13,860	$480,339	$727	$495,099

Michael A. Johnson	$173	$20,626	$433,274	$1,150	$455,223

(1)	For a description of the severance payments, see above at “2020 Named Executive Officer Departures.”

Outstanding Equity Awards at Fiscal Year-End

The following table reflects all outstanding equity awards held by each of our named executive officers as of December 31, 2020:

	Stock Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(a)	Market Value of Shares or Units of Stock That Have Not Vested ($)(b)	Equity Incentive Plan Awards: Number of Unearned Units That Have Not Vested (#)(d)	Equity Incentive Plan Awards: Value of Unearned Units That Have Not Vested ($)(b)

Carl F. Giesler, Jr.	4/6/2020	1,000,000	$3,100,000	-	-

Salah Gamoudi	8/11/2020	200,000	$620,000	-	-

	8/11/2020	-	-	100,000	$310,000

John P. Suter	-	-	-	-	-

Michael A. Johnson	-	-	-	-	-

(a)

The amount reported in this column represents Messrs. Gieser and Gamoudi’s outstanding awards of restricted stock units granted on April 6, 2020 and August 11, 2020 under the 2016 Omnibus Incentive Plan. Each award vests in equal installments on each of the first, second and third anniversaries of the grant date.

(b)	Valuations are based on $3.10 per share, which was the last trading price for a share of the Company’s common stock on the NYSE on December 31, 2020.
(c)

This amount reported in this column represents Mr. Gamoudi’s outstanding award of performance share units granted on August 11, 2020 under the 2016 Omnibus Incentive Plan. The award will vest and be settled in shares of the Company’s common stock if performance goals are achieved over the performance period (originally January 1, 2020 to December 31, 2022, but amended in early 2021 to be from January 1, 2020 to December 31, 2020), generally provided that the grantee remains employed until the date of settlement. If the performance goals are not achieved, Mr. Gamoudi will forfeit the award.

Potential Payments Upon Termination or Change in Control

As of December 31, 2020, Messrs. Giesler and Gamoudi were eligible to participate in the 2021 Severance Plan, which provides for payments upon a termination without “cause” (as summarized above under the heading, “2021 Severance Plan”). In addition, pursuant to his letter agreement, upon a change in control (as defined in the 2016 Omnibus Incentive Plan), Mr. Giesler’s 2020 restricted stock unit award shall vest in full and if Mr. Giesler is terminated for any reason other than for cause (as defined in the 2016 Omnibus Incentive Plan) either during (i) the 12 months immediately following or (ii) the three months immediately preceding the change in control, he will be entitled to a lump sum payment equal to one times the sum of his base salary and target bonus under the Annual Incentive Plan, which would be in lieu of any payments or benefits under the 2021 Severance Plan.

Other than these arrangements and double trigger accelerated vesting of equity awards under the 2016 Omnibus Incentive Plan, the Company currently does not have any compensatory plans or arrangements that provide for any payments or benefits upon the resignation, retirement or any other termination of any of the named executive officers, as the result of a change in control, or from a change in any named executive officer’s responsibilities following a change in control.

Further, the Special Severance Plan and additional agreements and arrangements governed actual payments made to our named executive officers that departed from the Company during 2020, including a letter agreement between the Company and Mr. Suter and an employment agreement between the Company and Mr. Johnson, which detailed material severance terms in connection with each individual’s departure in July 2020 (as summarized above under the heading “2020 Named Executive Officer Departures”).

Ownership of our Stock

The following table sets forth the number of shares of our common stock beneficially owned as of April 12, 2021, unless otherwise noted, by (1) those persons or any group (as that term is used in Section 13(d)(3) of the Exchange Act) known to beneficially own more than 5% of the outstanding shares of our common stock (the “5% beneficial owners”), (2) each named executive officer and director (including each Board nominee) of the Company, and (3) all directors and executive officers of the Company as a group. This information is based on information furnished by the 5% beneficial owners, directors and executive officers. For purposes of this table, beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. The following percentage information is calculated based on 36,507,402 shares of common stock that were outstanding as of April 12, 2021, plus any shares that may be acquired by each stockholder within 60 days of April 12, 2021. Except as indicated below, the stockholders listed possess sole voting and dispositive power with respect to the shares beneficially owned by that person. Unless otherwise noted, the mailing address of each person named below is SandRidge Energy, Inc., 1 East Sheridan, Suite 500, Oklahoma City, Oklahoma 73104, Attention: Chief Financial Officer.

	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned

Carl F. Giesler, Jr.	233,735	*

Salah Gamoudi	75,650	*

Grayson Pranin	24,731	*

Jonathan Christodoro(1)	62,257	*

Jonathan Frates	27,373	*

John “Jack” Lipinski	62,257	*

Randolph C. Read	77,257	*

All directors and executive officers as a group	563,260	*

Carl Icahn(2)	4,818,832	13.1%

Cannell Capital LLC(3)	3,173,721	5.7%

*	Less than 1%
(1)	Mr. Christodoro notified the Company on April 14, 2021 that he would not stand for re-election to the Board at the Annual Meeting.
(2)

According to a Schedule 13D filed with the SEC on November 22, 2017, as amended by Amendments No. 1—24, the shares of common stock listed in the table above are beneficially owned by Icahn Partners Master Fund LP (“Icahn Master”), Icahn Partners LP (“Icahn Partners”) and affiliates and Carl C. Icahn, a citizen of the United States of America (collectively, the “Icahn Reporting Persons”). Mr. Icahn is in a position indirectly to determine the investment and voting decisions made by each of the Icahn Reporting Persons. The principal business address of each Icahn Partners, Icahn Master and Mr. Icahn is 16690 Collins Avenue, Suite PH-1, Sunny Isles Beach, FL 33160.

(3)

According to a Schedule 13G filed with the SEC on February 14, 2020, as amended by Amendment No. 1, the shares of common stock listed in the table above are beneficially owned by J. Carlo Cannell and Cannell Capital, LLC. Each of J. Carlo and Cannell Capital, LLC has shared voting power with respect to 3,173,721 shares and shared dispositive power with respect to 3,173,721 shares. The principal business address of Cannell Capital, LLC is 245 Meriwether Circle Alta, WY 83414.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules of the SEC require our directors, executive officers, and persons who own more than 10% of our common stock to file reports of their ownership and changes in ownership of our common stock with the SEC. Based solely on our review of the reports filed in 2020 and questionnaires from our directors and executive officers, we determined that no director, executive officer, or beneficial owner of more than 10% of our common stock failed to file a report on a timely basis in 2020, except Salah Gamoudi did not file one report with respect to the one transaction.

General Information

Stockholder Proposals and Nominations

A stockholder who wants to make a proposal or nominate a person for membership on the Board at an annual meeting of stockholders must comply with the applicable requirements of the SEC and our Bylaws. Under our Bylaws, a notice of intent of a stockholder to bring any matter before the 2022 annual meeting of stockholders (other than a proposal or nomination intended to be included in our proxy statement) shall be made in writing and received by our Chief Financial Officer neither later than the close of business on April 6, 2022, nor earlier than the close of business on March 7, 2022 in order to be considered timely. Every such notice by a stockholder shall set forth the information required under Section 2.9 of our Bylaws. In addition to the information included in such stockholder’s notice, we may require any proposed nominee to furnish such other information as we may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Company. All stockholder proposals should be sent to our Chief Financial Officer at 1 East Sheridan, Suite 500, Oklahoma City, Oklahoma 73104.

A stockholder proposal or nomination submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be included in our proxy statement relating to the 2021 annual meeting must be received no later than December 30, 2021.

Other Matters

The Board does not know of any other matters that are to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons voting the proxy.

The SEC has adopted a rule that allows us or your broker to send a single set of proxy materials and annual reports to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps us reduce our expenses. The rule applies to our annual reports, proxy materials (including this Proxy Statement) and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement and, if applicable, other proxy materials, please notify your broker, or if you are holding a physical stock certificate, direct your written or oral request to SandRidge Energy, Inc., 1 East Sheridan, Suite 500, Oklahoma City, Oklahoma 73104, Attention: Chief Financial Officer. Stockholders who currently receive multiple copies of this Proxy Statement and, if applicable, other proxy materials at their address and would like to request “householding” of their communications should contact their broker or our Chief Financial Officer at the above address.

Annual Reports

Our Annual Report to Stockholders for the year ended December 31, 2020, including audited financial statements, accompanies this Proxy Statement. The Annual Report to Stockholders is not incorporated by reference into this Proxy Statement or deemed to be a part of the materials for the solicitation of proxies.

Our 2020 Form 10-K is available on our website at http://www.sandridgeenergy.com. In addition, we will provide a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 without charge to any stockholder making written request to SandRidge Energy, Inc., 1 East Sheridan, Suite 500, Oklahoma City, Oklahoma 73104, Attention: Chief Financial Officer.

1 East Sheridan, Suite 500

Oklahoma City, Oklahoma 73104

(405) 429-5500

Appendix A

TAX BENEFITS PRESERVATION PLAN

SandRidge Energy, Inc.

and

American Stock Transfer & Trust Company, LLC

as Rights Agent

Dated as of July 1, 2020

EXHIBITS

Exhibit A    Form of Certificate of Designation

Exhibit B    Form of Rights Certificate

Exhibit C    Summary of Rights to Purchase Preferred Stock

A-i

TAX BENEFITS PRESERVATION PLAN

This TAX BENEFITS PRESERVATION PLAN, dated as of July 1, 2020 (this “Agreement”), by and between SandRidge Energy Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company, as rights agent (the “Rights Agent”).

W I T N E S S E T H:

WHEREAS, the Company has generated net operating losses for United States federal income tax purposes (“NOLs”) and certain other tax benefits that may potentially provide valuable tax benefits to the Company, the Company desires to avoid an “ownership change” within the meaning of Section 382 (as defined below) and thereby preserve the ability to utilize fully such NOLs and certain other tax benefits and, in furtherance of such objective, the Company desires to enter into this Agreement; and

WHEREAS, on July 1, 2020 (the “Rights Dividend Declaration Date”), the board of directors of the Company (the “Board”) authorized and declared a dividend distribution of one right (a “Right”) for each share of Common Stock outstanding at the Close of Business on July 11, 2020 (the “Record Date”), each Right initially representing the right to purchase one one-thousandth of one share of Series A Junior Participating Preferred Stock of the Company having the rights, powers and preferences set forth in the form of Certificate of Designation attached hereto as Exhibit A, upon the terms and subject to the conditions hereinafter set forth, and has further authorized the issuance of one Right (as such number may hereinafter be adjusted pursuant to Section 11) for each share of Common Stock that shall become outstanding between the Record Date (whether originally issued or delivered from the Company’s treasury) and the earlier of the Distribution Time and the Expiration Time or, in certain circumstances provided in Section 22, after the Distribution Time.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

“Acquiring Person” shall mean any Person, which, together with all of its Related Persons, is the Beneficial Owner of 4.9% or more of the shares of Common Stock then outstanding, but shall exclude the Exempt Persons and any Grandfathered Persons.

Notwithstanding anything in this Agreement to the contrary, no Person shall become an “Acquiring Person”:

(i) as the result of an acquisition of shares of Common Stock by the Company which, by reducing the number of shares of Common Stock outstanding, increases the percentage of the shares of Common Stock Beneficially Owned by such Person, together with all of its Related Persons, to 4.9% or more of the shares of Common Stock then outstanding; provided, however, that if a Person, together with all of its Related Persons, becomes the Beneficial Owner of 4.9% or more of the shares of Common Stock then outstanding by reason of share acquisitions by the Company and, after such share acquisitions by the Company, becomes the Beneficial Owner of any additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), then such Person shall be deemed to be an “Acquiring Person” unless, upon becoming the Beneficial Owner of such additional shares of Common Stock, such Person, together with all of its Related Persons, does not Beneficially Own 4.9% or more of the Common Stock then outstanding;

(ii) if (A) the Board determines that such Person has become an “Acquiring Person” inadvertently (including because (1) such Person was unaware that it Beneficially Owned a percentage of the then outstanding Common Stock that would otherwise cause such Person to be an “Acquiring Person” or (2) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement); and (B) such Person divests as promptly as practicable (as determined by the Board) a sufficient number of shares of Common Stock so that such Person would no longer be an “Acquiring Person”;

(iii) solely as a result of any unilateral grant of any security by the Company, or through the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers or employees; provided, however, that if a Person, together with all of its Related Persons, becomes the Beneficial Owner of 4.9% or more of the shares of Common Stock then outstanding by reason of a unilateral grant of a security by the Company, or through the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees, then such Person shall nevertheless be deemed to be an “Acquiring Person” if, subject to clause (a)(ii) above, such Person, together with all of its Related Persons, thereafter becomes the Beneficial Owner of any additional shares of Common Stock (unless upon becoming the Beneficial Owner of additional shares of Common Stock, such Person, together with all of its Related Persons, does not Beneficially Own 4.9% or more of the Common Stock then outstanding), except as a result of (A) a dividend or distribution paid or made by the Company on the outstanding Common Stock or a split or subdivision of the outstanding Common Stock or (B) the unilateral grant of a security by the Company, or through the exercise of any options, warrants, rights or similar interest (including restricted stock) granted by the Company to its directors, officers or employees;

(iv) by means of Common Stock purchases or issuances (including debt to equity exchanges), directly from the Company or indirectly through an underwritten offering of the Company, in a transaction approved by the Board; provided, however, that a Person shall be deemed to be an “Acquiring Person” if such Person (A) is or becomes the Beneficial Owner of 4.9% or more of the shares of Common Stock then outstanding following such transaction and (B) following such transaction, becomes the

Beneficial Owner of any additional shares of Common Stock without the prior written consent of the Company and then Beneficially Owns 4.9% or more of the shares of Common Stock then outstanding;

(v) if such Person is a bona fide swaps dealer who has become an “Acquiring Person” as a result of its actions in the ordinary course of its business that the Board determines, in its sole discretion, were taken without the intent or effect of evading or assisting any other Person to evade the purposes and intent of this Agreement, or otherwise seeking to control or influence the management or policies of the Company.

Notwithstanding the foregoing definition of “Acquiring Person,” the Board may also determine that any Person is an “Acquiring Person” under this Agreement if such Person becomes the Beneficial Owner of 4.9% or more of the Common Stock of the Company then outstanding (as the term “stock” is defined in Treasury Regulations Sections 1.382-2(a)(3) and 1.382-2T(f)(18)).

“Act” shall mean the Securities Act of 1933, as amended.

“Adjustment Shares” shall have the meaning set forth in Section 11(a)(ii).

“Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the Exchange Act Regulations as in effect on the date of this Agreement and, to the extent not included within the foregoing clause, shall also include, with respect to any Person, any other Person (other than an Exempt Person or a Grandfathered Person) whose shares of Common Stock would be deemed constructively owned by such first Person, owned by a single “entity” with respect to such first Person as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or otherwise aggregated with shares owned by such first Person, pursuant to the provisions of Section 382 and the Treasury Regulations; provided, however, that a Person will not be deemed to be an Affiliate of another Person solely because either or both Persons are or were directors or officers of the Company.

“Agreement” shall have the meaning set forth in the preamble to this Agreement.

“Associate” shall have the meaning ascribed to such term in Rule 12b-2 of the Exchange Act Regulations as in effect on the date of this Agreement and, to the extent not included within the foregoing clause, shall also include, with respect to any Person, any other Person (other than an Exempt Person or a Grandfathered Person) whose shares of Common Stock would be deemed constructively owned by such first Person or otherwise aggregated with shares owned by such first Person, pursuant to the provisions of Section 382 and the Treasury Regulations; provided, however, that a Person will not be deemed to be an Associate of another Person solely because either or both Persons are or were directors or officers of the Company.

A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “Beneficially Own” and have “Beneficial Ownership” of any securities (that are as such, “Beneficially Owned”):

(i) that such Person would be deemed to directly, indirectly or constructively own (as determined for purposes of Section 382 or the Treasury Regulations), including any coordinated acquisition of securities by any Persons who have a formal or informal understanding with respect to such acquisition (to the extent ownership of such securities would be attributed to such Persons under Section 382 and the Treasury Regulations);

(ii) that such Person or any of such Person’s Related Persons beneficially owns, directly or indirectly, as determined pursuant to Rule 13d-3 of the Exchange Act Regulations as in effect on the date of this Agreement, including pursuant to any agreement, arrangement or understanding (whether or not in writing), but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations;

(iii) that such Person or any of such Person’s Related Persons, directly or indirectly, has the right or obligation to acquire (whether such right is exercisable, or such obligation is required to be performed, immediately or only after the passage of time or the satisfaction of other conditions) pursuant to any agreement, arrangement or understanding (whether or not in writing and other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” (A) securities tendered pursuant to a tender or exchange offer made in accordance with the Exchange Act Regulations by or on behalf of such Person or any of such Person’s Related Persons until such tendered securities are accepted for purchase or exchange, (B) securities issuable upon exercise of Rights at any time prior to the occurrence of a Triggering Event, (C) securities issuable upon exercise of Rights from and after the occurrence of a Triggering Event which Rights were acquired by such Person or any such Person’s Related Persons prior to the Distribution Time or pursuant to Section 22 (the “Original Rights”) or pursuant to Section 11(i) in connection with an adjustment made with respect to any Original Rights, (D) securities which such Person or any of such Person’s Related Persons may acquire, does or do acquire or may be deemed to have the right to acquire, pursuant to any merger or other acquisition agreement between the Company and such Person (or one or more of such Person’s Related Persons), if such agreement has been approved by the Board prior to such Person’s becoming an Acquiring Person, or (E) securities (including rights, options or warrants) which are convertible or exchangeable into Common Stock until such time as the convertible or exchangeable securities are exercised and converted or exchanged into Common Stock, except to the extent that upon the issuance, acquisition or transfer of such rights, options or warrants, such securities would be treated as exercised under Section 1.382-4(d) of the Treasury Regulations;

(iv) that such Person or any of such Person’s Related Persons, directly or indirectly, has the right to vote pursuant to any agreement, arrangement or understanding, but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations;

(v) that are Beneficially Owned, directly or indirectly, by any other Person (or any Related Person of such Person) with which such Person (or any of such Person’s Related Persons) has any agreement, arrangement or understanding (whether or not in writing and other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” any security if such agreement, arrangement or understanding (1) arises solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the Exchange Act Regulations and (2) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); or

(vi) that are Beneficially Owned, directly or indirectly, by a Counterparty (or any of such Counterparty’s Related Persons) under any Derivatives Contract (without regard to any short or similar position under the same or any other Derivatives Contract) to which such Person or any of such Person’s Related Persons is a Receiving Party; provided, however, that the number of shares of Common Stock that a Person is deemed to Beneficially Own pursuant to this clause (vi) in connection with a particular Derivatives Contract shall not exceed the number of Notional Common Shares with respect to such Derivatives Contract; provided, further, that the number of securities Beneficially Owned by each Counterparty (including its Related Persons) under a Derivatives Contract shall, for purposes of this clause (vi) include all securities that are Beneficially Owned, directly or indirectly, by any other Counterparty (or any of such other Counterparty’s Related Persons) under any Derivatives Contract to which such first Counterparty (or any of such first Counterparty’s Related Persons) is a Receiving Party, with this proviso being applied to successive Counterparties as appropriate.

Nothing in this definition shall cause a Person engaged in business as an underwriter of securities to be the “Beneficial Owner” of, or to “beneficially own,” any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until the expiration of forty (40) days after the date of such acquisition, and no officer or director of the Company shall be deemed to Beneficially Own any securities of any other Person solely by virtue of any actions that such officer or director takes in such capacity.

With respect to any Person, for all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of the outstanding shares of Common Stock of which such Person is the Beneficial Owner, shall include the number of shares of Common Stock not outstanding at the time of such calculation that such Person is otherwise deemed to Beneficially Own for purposes of this Agreement, provided, however, that the number of shares of Common Stock not outstanding that such Person is otherwise deemed to Beneficially Own for purposes of this Agreement shall not be included for the purpose of computing the percentage of the outstanding shares of Common Stock Beneficially Owned by any other Person (unless such other Person is also deemed to Beneficially Own, for purposes of this Agreement, such shares of Common Stock not outstanding).

Notwithstanding anything herein to the contrary, to the extent not within the foregoing provisions of the definition of Beneficial Owner, a Person shall be deemed the Beneficial Owner of, and shall be deemed to Beneficially Own or have Beneficial Ownership of, securities which such Person would be deemed to constructively own or which otherwise would be aggregated with shares owned by such pursuant to Section 382, or any successor provision or replacement provision and the Treasury Regulations thereunder.

“Board” shall have the meaning set forth in the recitals of this Agreement.

“Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

“Close of Business” on any given date shall mean 5:00 P.M., New York City time, on such date, provided, however, that if such date is not a Business Day, “Close of Business” shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

“Closing Price” in respect of any security for any day shall mean the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the Nasdaq or the NYSE or, if such shares of common stock (or other security) are not listed or admitted to trading on the Nasdaq or the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such shares of common stock (or other security) are listed or admitted to trading or, if such shares of common stock (or other security) are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the OTC Bulletin Board service or such other quotation system then in use, or, if on any such date such shares of common stock (or other security) are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such common stock (or other security) selected by the Board. If on any such date no such market maker is making a market in such common stock (or other security), the fair value of such common stock (or other security) on such date as determined in good faith by the Board shall be used.

“Code” means the Internal Revenue Code of 1986, as amended, or any successor statute.

“Common Stock” shall mean the common stock, par value $0.001 per share, of the Company and any other interest that the Board determines would be treated as “stock” of the Company for purposes of Section 382 of the Code (including Treasury Regulation Sections 1.382-2(a)(3) and 1.382-2T(f)(18)) in this Agreement in which such meaning is necessary in order to ensure that this Agreement is effective in preserving the Company’s NOLs and certain other tax benefits.

“Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii).

“Company” shall have the meaning set forth in the preamble to this Agreement.

“Counterparty” shall have the meaning set forth in the definition of “Derivatives Contract.”

“Current Market Price” shall have the meaning set forth in Section 11(d)(i).

“Current Value” shall have the meaning set forth in Section 11(a)(iii).

“Derivatives Contract” shall mean a contract, including all related documentation, between two parties (the “Receiving Party” and the “Counterparty”) that is designed to produce economic benefits and risks to the Receiving Party that correspond substantially to the ownership by the Receiving Party of a number of shares of Common Stock specified or referenced in such contract (the number corresponding to such economic benefits and risks, the “Notional Common Shares”), regardless of whether obligations under such contract are required or permitted to be settled through the delivery of cash, shares of Common Stock or other property, without regard to any short position under the same or any other Derivatives Contract. For the avoidance of doubt, interests in broad-based index options, broad-based index futures and broad-based publicly traded market baskets of stocks approved for trading by the appropriate federal governmental authority shall not be deemed “Derivatives Contracts.”

“Distribution Time” shall mean the earlier of (i) the Close of Business on the tenth (10th) day after the Stock Acquisition Date (or, if the tenth (10th) day after the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) or (ii) the Close of Business on the tenth (10th) Business Day (or, if such tenth (10th) Business Day occurs before the Record Date, the Close of Business on the Record Date), or such later date as may be determined by action of the Board prior to such time as any Person becomes an Acquiring Person, after the date that a tender or exchange offer by any Person (other than any Exempt Person) is first published or sent or given within the meaning of Rule 14d-2(a) of the Exchange Act Regulations, if upon consummation thereof, such Person would become an Acquiring Person.

“Equivalent Preferred Stock” shall have the meaning set forth in Section 11(b).

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Exchange Act Regulations” shall mean the general rules and regulations promulgated under the Exchange Act.

“Exchange Ratio” shall have the meaning set forth in Section 24(a).

“Exempt Person” shall mean (i) the Company or any of its Subsidiaries, (ii) any officer, director or employee of the Company or any of its Subsidiaries solely in respect of such Person’s status or authority as such (including any fiduciary capacity), (iii) any employee benefit plan of the Company or of any Subsidiary of the Company or any entity or trustee holding (or acting in a fiduciary capacity in respect of) shares of capital stock of the Company for or pursuant to the terms of any such plan, or for the purpose of funding other employee benefits for employees of the Company or any Subsidiary of the Company or (iv) any other Person (together with all of its Related Persons) whose Beneficial Ownership of 4.9% or more of the then-outstanding shares of Common Stock will not jeopardize or endanger the availability to the Company of any Tax Benefit, as determined by the Board in its sole discretion prior to the time any Person becomes an Acquiring Person, provided, however, that such Person will cease to be an Exempt Person if the Board subsequently makes a contrary determination in its sole discretion, regardless of the reason for such contrary determination.

“Exemption Request” shall have the meaning set forth in Section 32.

“Exercise Price” shall have the meaning set forth in Section 4(a).

“Expiration Time” shall have the meaning set forth in Section 7(a).

“Final Expiration Time” shall have the meaning set forth in Section 7(a).

“Flip-in Event” shall have the meaning set forth in Section 11(a)(ii).

“Flip-in Trigger Date” shall have the meaning set forth in Section 11(a)(iii).

“Flip-over Event” shall have the meaning set forth in Section 13(a).

“Flip-over Party” shall have the meaning set forth in Section 13(b).

“Flip-over Stock” shall mean the capital stock (or similar equity interest) with the greatest voting power in respect of the election of directors (or other Persons similarly responsible for the direction of the business and affairs) of the Flip-over Party.

“Grandfathered Person” shall mean (x) any Person who or which, together with all of such Person’s Related Persons, is, as of immediately prior to the first public announcement of the adoption of this Agreement, the Beneficial Owner of 4.9% or more of the shares of Common Stock then outstanding and (y) any Person who or which becomes the Beneficial Owner of 4.9% or more of the shares of Common Stock then outstanding as a result of the acquisition of Beneficial Ownership of shares of Common Stock from an individual described in the preceding clause (x) if such acquisition occurs upon such individual’s death pursuant to such individual’s will or pursuant to a charitable trust created by such individual for estate planning purposes. A Person ceases to be a “Grandfathered Person” if and when (i) such Person becomes the Beneficial Owner of less than 4.9% of the shares of Common Stock then outstanding or (ii) such Person increases such Person’s Beneficial Ownership of shares of Common Stock to an amount equal to or greater than the greater of (A) 4.9% of the shares of Common Stock then outstanding and (B) the sum of (1) the lowest

Beneficial Ownership of such Person as a percentage of the shares of Common Stock outstanding as of any time from and after the first public announcement of the adoption of this Agreement (other than as a result of an acquisition of shares of Common Stock by the Company) plus (2) one share of Common Stock. The foregoing definition shall grandfather the security or instrument underlying such Beneficial Ownership only in the type and form as of the date of this Agreement and shall not grandfather any subsequent change, modification, swap or exchange of such security or instrument into a different type or form of security or instrument (unless such change, modification, swap or exchange is contemplated explicitly by the terms of such security or instrument). For the avoidance of doubt, the swap or exchange of contracts for differences for shares of Common Stock or other equity securities of the Company shall not be grandfathered under this Agreement.

“Nasdaq” shall mean the Nasdaq Stock Market.

“NOLs” shall have the meaning set forth in the recitals of this Agreement.

“Notional Common Shares” shall have the meaning set forth in the definition of “Derivatives Contract.”

“NYSE” shall mean the New York Stock Exchange.

“Person” shall mean any individual, partnership, firm, corporation, limited liability company, association, trust, limited liability partnership or other entity, or a group of Persons making a “coordinated acquisition” of shares or otherwise treated as an “entity” within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations, and shall include any successor (by merger or otherwise) of such individual or entity, but shall not include a “Public Group” (as such term is defined in Section 1.382-2T(f)(13) of the Treasury Regulations).

“Preferred Stock” shall mean the Series A Junior Participating Preferred Stock, par value $0.001 per share, of the Company having the designations, rights and preferences set forth in the form of certificate of designation attached to this Agreement as Exhibit A, and, to the extent that there is not a sufficient number of shares of Series A Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock, par value $0.001 per share, of the Company designated for such purpose containing terms substantially similar to the terms of the Series A Junior Participating Preferred Stock.

“Receiving Party” shall have the meaning set forth in the definition of “Derivatives Contract.”

“Record Date” shall have the meaning set forth in the recitals of this Agreement.

“Redemption Period” shall have the meaning set forth in Section 23(a).

“Redemption Price” shall have the meaning set forth in Section 23(a).

“Related Person” shall mean, as to any Person, any Affiliate or Associate of such Person.

“Requesting Person” shall have the meaning set forth in Section 32.

“Right” shall have the meaning set forth in the recitals of this Agreement.

“Rights Agent” shall have the meaning set forth in the preamble to this Agreement.

“Rights Certificate” shall have the meaning set forth in Section 3(b).

“Rights Dividend Declaration Date” shall have the meaning set forth in the recitals of this Agreement.

“Section 382” shall mean Section 382 of the Code or any successor or replacement provision.

“Spread” shall have the meaning set forth in Section 11(a)(iii).

“Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include a report filed pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person indicating that an Acquiring Person has become such, or such other date, as determined by the Board, on which a Person has become an Acquiring Person.

“Subsidiary” shall mean, with reference to any Person, any Person of which (i) a majority of the voting power of the voting securities or equity interests is Beneficially Owned, directly or indirectly, by such first-mentioned Person or otherwise controlled by such first-mentioned Person or (ii) an amount of voting securities or equity interests sufficient to elect at least a majority of the directors (or other Persons similarly responsible for the direction of the business and affairs of such other Person) of such corporation or other Person is Beneficially Owned, directly or indirectly, by such Person, or otherwise controlled by such Person.

“Substitution Period” shall have the meaning set forth in Section 11(a)(iii).

“Summary of Rights” shall have the meaning set forth in Section 3(c).

“Tax Benefits” shall mean NOLs, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers, foreign tax credit carryovers, any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382, and any other attribute the benefit of which is subject to possible limitation under Section 382.

“Trading Day” shall mean a day on which the principal national securities exchange on which shares of an issuer’s common stock (or other security) are listed or admitted to trading is open for the transaction of business or, if such shares of common stock (or other security) are not listed or admitted to trading on any national securities exchange, a Business Day.

“Treasury Regulations” shall mean final, temporary and proposed tax regulations promulgated under the Code, including any amendments thereto.

“Triggering Event” shall mean a Flip-in Event or a Flip-over Event.

“Trust” shall have the meaning set forth in Section 24(a).

“Trust Agreement” shall have the meaning set forth in Section 24(a).

Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the express terms and conditions of this Agreement (and no implied terms and conditions), and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable (the term “Rights Agent” being used herein to refer, collectively, to the Rights Agent together with any such co-Rights Agents), upon ten (10) days’ prior written notice to the Rights Agent. In the event the Company appoints one or more co-Rights Agents, the respective duties of the Rights Agent and any co-Rights Agents shall be as the Company reasonably determines, provided that such duties are consistent with the terms and conditions of this Agreement and that contemporaneously with such appointment the Company shall notify, in writing, the Rights Agent and any co-Rights Agents of any such duties. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-Rights Agents.

Section 3. Issuance of Rights Certificates.

(a) Until the earlier of the Distribution Time and the Expiration Time, (i) with respect to shares of Common Stock outstanding as of the Record Date, or which become outstanding subsequent to the Record Date, the Rights shall be evidenced by the certificates for shares of Common Stock registered in the names of the holders of shares of Common Stock (or, in the case of uncertificated shares of Common Stock, by the book-entry account that evidences record ownership of such shares) (which certificates or book entries for Common Stock shall be deemed also to be certificates or book entries for Rights), and not by separate certificates (or book entries), (ii) the surrender for transfer of any certificate representing shares of Common Stock (or, in the case of uncertificated shares of Common Stock, the effectuation of a book-entry transfer of such shares of Common Stock) in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such shares of Common Stock and (iii) the Rights shall be transferable only in connection with the transfer of the underlying shares of Common Stock. As of and after the Distribution Time, the Rights shall be evidenced solely by such Rights Certificates, and the Rights Certificates and the Rights shall be transferable separately from the Common Stock.

(b) The Company shall promptly notify the Rights Agent of a Distribution Time and request its transfer agent (if such transfer agent is not the Rights Agent) to give the Rights Agent a stockholder list together with all other relevant information. As soon as practicable after the Rights Agent is notified of the Distribution Time and receives such information, the Rights Agent shall send by first-class, insured, postage prepaid mail, to each record holder of the Common Stock as of the Close of Business on the Distribution Time, at the address of such holder shown on the records of the Company, one or more Rights certificates, in substantially the form of Exhibit B (the “Rights Certificates”), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. To the extent that a Flip-in Event has also occurred, the Company may implement such procedures, as it deems appropriate in its sole discretion (but which do not affect the rights, duties, liabilities or responsibilities of the Rights Agent), to minimize the possibility that Rights Certificates are received by Persons whose Rights would be null and void under Section 7(e) and provide reasonably prompt written notice thereof to the Rights Agent. In the event that any adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a)) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights.

(c) The Company shall make available, as promptly as practicable, a copy of a Summary of Rights, in substantially the form attached as Exhibit C (the “Summary of Rights”), to any holder of Rights who may so request from time to time prior to the Expiration Time.

(d) Rights shall be issued in respect of all shares of Common Stock that are issued (whether originally issued or from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Time or the Expiration Time or, in certain circumstances provided in Section 22, after the Distribution Time. Certificates representing such shares of Common Stock shall also be deemed to be certificates for Rights, and shall bear a legend substantially in the following form:

“[This certificate] [These shares] also evidence[s] and entitle[s] the holder hereof to certain rights (the “Rights”) as set forth in the Tax Benefits Preservation Plan by and between SandRidge Energy, Inc., a Delaware corporation (the “Company”) and American Stock Transfer & Trust Company, LLC, dated as of July 1, 2020, as the same may be amended from time to time (the “Tax Benefits Preservation Plan”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Tax Benefits Preservation Plan, such Rights shall be evidenced by separate certificates and will no longer be evidenced by [this certificate] [these shares]. The Company will mail to the holder of [this certificate] [these shares] a copy of the Tax Benefits Preservation Plan, as in effect on the date of mailing, without charge, upon receipt of a written request therefor.

Under certain circumstances set forth in the Tax Benefits Preservation Plan, Rights that are Beneficially Owned by any Person who or which is, was or becomes an Acquiring Person or any Related Persons thereof or specified transferees of such Acquiring Person (or Related Person thereof) (as such terms are defined in the Tax Benefits Preservation Plan) whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void and will no longer be transferable.”

With respect to any book-entry shares of Common Stock, such legend shall be included in a notice to the record holder of such shares to the extent required by applicable law. With respect to certificated shares of Common Stock containing the foregoing legend, or any notice of the foregoing legend delivered to record holders of book-entry shares, until the earlier of (i) the Distribution Time or (ii) the Expiration Time, the Rights associated with such shares of Common Stock represented by such stock certificates or registered in book-entry form shall be evidenced by such certificates alone, or such registration in book-entry form alone, and registered holders of such shares of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any of such shares of Common Stock represented by such certificates or book-entries shall also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificates or book entries. In the event the Company purchases or acquires any shares of Common Stock after the Record Date but prior to the Distribution Time, any Rights associated with such shares shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with shares of Common Stock that are no longer outstanding. The omission of any legend described in this Section 3 shall not affect the status, validity or enforceability of any part of this Agreement or the rights of any holder of the Rights.

Section 4. Form of Rights Certificates.

(a) The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof), when and if issued, shall each be substantially in the form set forth in Exhibit B and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties, liabilities or responsibilities of the Rights Agent) and as are not inconsistent with this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to customary usage. Subject to Section 11 and Section 22, the Rights Certificates, whenever distributed, shall be dated as of the Record Date or, in the case of Rights with respect to shares of Common Stock issued or becoming outstanding after the Record Date, the same date as the date of the stock certificate evidencing such shares (or, with respect to uncertificated shares of Common Stock, the date of the issuance of such shares of Common Stock indicated in the books of the registrar and transfer agent), and on their face shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the price set forth therein (such exercise price per one one-thousandth of a share, the “Exercise Price”), but the amount and type of securities purchasable upon the exercise of each Right and the Exercise Price thereof shall be subject to adjustment from time to time as provided in Section 11 and Section 13(a).

(b) Any Rights Certificate issued pursuant to Section 3(a), Section 11(a)(ii) or Section 22 that represents Rights Beneficially Owned by any Person known to be (i) an Acquiring Person or any Related Person of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Related Person) who becomes a transferee after the Acquiring Person becomes such or (iii) a transferee of an Acquiring Person (or of any such Related Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any Related Person thereof) to holders of equity interests in such Acquiring Person (or any Related Person thereof) or to any Person with whom such Acquiring Person (or any Related Person thereof) has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect of avoidance of Section 7(e), and any Rights Certificate issued pursuant to Section 6 or Section 11 upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend:

“The Rights represented by this Rights Certificate are or were Beneficially Owned by a Person who was or became an Acquiring Person or a Related Person of an Acquiring Person (as such terms are defined in the Tax Benefits Preservation Plan dated as of July 1, 2020, by and between SandRidge Energy, Inc. and American Stock Transfer & Trust Company, LLC (the “Tax Benefits Preservation Plan”)). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of such Tax Benefits Preservation Plan.”

The absence of the foregoing legend on any Rights Certificate shall in no way affect any of the other provisions of this Agreement, including the provisions of Section 7(e). The Company shall instruct the Rights Agent in writing of the Right that should be so legended. The Company shall give written notice to the Rights Agent as soon as practicable after it becomes aware of the existence and identity of any Acquiring Person or any Related Person thereof.

Section 5. Countersignature and Registration.

(a) The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, General Counsel, Corporate Secretary or any Assistant Secretary of the Company, or any other officer of the Company, either manually or by facsimile or other electronic signature. The Rights Certificates shall have affixed thereto the Company’s corporate seal (or a facsimile thereof), and shall be attested by the Company’s Secretary. The Rights Certificates shall be countersigned manually or by facsimile or other electronic signature by the Rights Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed or attested any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the Person who signed or attested such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed or attested on behalf of the Company by any Person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign or attest such Rights Certificate, although at the date of the execution of this Agreement any such Person was not such an officer.

(b) Following the Distribution Time, the Rights Agent shall keep or cause to be kept, at its offices designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the certificate number and the date of each of the Rights Certificates.

Section 6. Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

(a) Subject to Section 4(b), Section 7(e) and Section 14, at any time after the Close of Business on the Distribution Time, and at or prior to the Close of Business on the Expiration Time, any Rights Certificate (other than Rights Certificates representing Rights that have become null and void pursuant to Section 7(e), that have been redeemed pursuant to Section 23 or that have been exchanged pursuant to Section 24) may be transferred, split up, combined or exchanged for another Rights Certificate, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or, following a Triggering Event, Common Stock, other securities, cash or other assets, as the case may be) as the Rights Certificate surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate to be transferred, split up, combined or exchanged at the offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer, split up, combination or exchange of any such surrendered Rights Certificate until the registered holder has properly completed and duly executed the certificate contained in the form of assignment on the reverse side of such Rights Certificate accompanied by a signature guarantee and such other documentation as the Rights Agent reasonably requests. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e), Section 14 and Section 24, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates. If and to the extent the Company does require payment of any such taxes or charges, the Company shall give the Rights Agent prompt written notice thereof and the Rights Agent shall not deliver any Rights Certificate unless and until it is satisfied that all such payments have been made, and the Rights Agent shall forward any such sum collected by it to the Company or to such Persons as the Company specifies by written notice. The Rights Agent shall have no duty or obligation to take any action with respect to a Rights holder under this Agreement that requires the payment by such Rights holder of applicable taxes and/or charges unless and until the Rights Agent is satisfied that all such taxes and/or charges have been paid.

(b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a valid Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificates if mutilated, the Company shall prepare, execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

(c) Notwithstanding any other provision hereof, the Company and the Rights Agent may amend this Agreement to provide for uncertificated Rights in addition to or in lieu of Rights evidenced by Rights Certificates, to the extent permitted by applicable law.

Section 7. Exercise of Rights; Exercise Price; Expiration Time of Rights.

(a) Subject to Section 7(e), the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including the restrictions on exercisability set forth in Section 7(c), Section 9(c), Section 11(a)(iii) and Section 23(a)) in whole or in part at any time after the Distribution Time upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof properly completed and duly executed, to the Rights Agent at the offices of the Rights Agent designated for such purpose, accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request together with payment of the aggregate Exercise Price with respect to the total number of one one-thousandths of a share of Preferred Stock (or Common Stock, other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earliest of (i) the Close of Business on the day following the certification of the voting results of the Company’s 2021 annual meeting of stockholders or any prior special meeting of stockholders, if at such stockholder meeting a proposal to approve this Agreement has not been passed by the affirmative vote of the holders of at least majority of the shares of Common Stock entitled to vote at the 2021 annual meeting of stockholders or any other meeting of the stockholders of the Company duly held prior to such meeting, (ii) the time at which the Rights are redeemed as provided in Section 23, (iii) the time at which such Rights are exchanged pursuant Section 24, (iv) the closing of any merger or other acquisition transaction involving the Company pursuant to an agreement of the type described in Section 13(f), at which time, the Rights are terminated, (v) the time at which the Board determines that the NOLs are utilized in all material respects or that an ownership change under Section 382 would not adversely impact in any material respect the time period in which the Company could use the NOLs, or materially impair the amount of the NOLs that could be used by the Company in any particular time period, for applicable tax purposes and (vi) the Close of Business on July 1, 2023 (the “Final Expiration Time”) (the earliest of (i), (ii), (iii), (iv), (v), and (vi) being herein referred to as the “Expiration Time”).

(b) The Exercise Price for each one one-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall initially be $5.00, and shall be subject to adjustment from time to time as provided in Section 11 and Section 13(a) and shall be payable in accordance with Section 7(c).

(c) Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate properly completed and duly executed, accompanied by payment, with respect to each Right so exercised, of the Exercise Price per one one-thousandth of a share of Preferred Stock (or other shares, securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable transfer tax or charge required to be paid by the holder of the Rights Certificate in accordance with Section 9(e), the Rights Agent shall, subject to Section 20(l), thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of one one-thousandths of a share of Preferred Stock (or fractions of shares that are integral multiples of one one-thousandth of a share of Preferred Stock) to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company has elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company shall direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. The payment of the Exercise Price (as such amount may be reduced pursuant to Section 11(a)(iii)) shall be made in cash or by certified bank check or bank draft payable to the order of the Company. In the event that the Company is obligated to issue other securities (including Common Stock) of the Company, pay cash and/or distribute other property pursuant to Section 11(a), the Company shall make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when necessary to comply with the terms of this Agreement, and until so received, the Rights Agent shall have no duties or obligations with respect to such securities, cash and/or property. The Company reserves the right to require prior to the occurrence of a Triggering Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

(d) In case the registered holder of any Rights Certificate exercises less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to Section 14.

(e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Flip-in Event, any Rights Beneficially Owned by (i) an Acquiring Person or a Related Person of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Related Person) who becomes a transferee after the Acquiring Person becomes such or (iii) a transferee of an Acquiring Person (or of any such Related Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any Related Person thereof) to holders of equity interests in such Acquiring Person (or any Related Person thereof) or to any Person with whom the Acquiring Person (or any Related Person thereof) has any continuing agreement, arrangement or understanding, whether or not in writing, regarding the transferred Rights or (B) a transfer which the Board has determined is part of an agreement, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall notify the Rights Agent in writing when this Section 7(e) applies and shall use commercially reasonable efforts to ensure that this Section 7(e) and Section 4(b) are complied with, but neither the Company nor the Rights Agent shall have any liability to any holder of Rights or other Person (without limiting the rights of the Rights Agent under Section 18) as a result of the Company’s failure to make any determinations with respect to an Acquiring Person or any of its Related Persons or transferees hereunder.

(f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder has (i) properly completed and duly executed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Related Persons thereof as the Company or the Rights Agent reasonably requests.

Section 8. Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof, except as expressly permitted by this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificates purchased or acquired by the Company otherwise than upon the exercise thereof. At the expense of the Company, the Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy or cause to be destroyed such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof, executed by the Rights Agent, to the Company.

Section 9. Reservation and Availability of Capital Stock.

(a) The Company shall cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and, following the occurrence of a Triggering Event, out of its authorized and unissued shares of Common Stock and/or other securities, or out of its authorized and issued shares held in its treasury), the number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) that, as provided in this Agreement, including Section 11(a)(iii), shall be sufficient to permit the exercise in full of all outstanding Rights.

(b) So long as the shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange, the Company shall use commercially reasonable efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange, upon official notice of issuance upon such exercise.

(c) If the Company is required to file a registration statement pursuant to the Act with respect to the securities purchasable upon exercise of the Rights, the Company shall use commercially reasonable efforts to (i) prepare and file, as soon as practicable following the earliest date after the first occurrence of a Flip-in Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii), or as soon as is required by applicable law following the Distribution Time, as the case may be, a registration statement under the Act with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Time. The Company shall also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend (with prompt written notice to the Rights Agent), for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement (with prompt written notice thereof to the Rights Agent) stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement (with prompt written notice thereof to the Rights Agent) at such time as the suspension is no longer in effect. In addition, if the Company determines that a registration statement is required following the Distribution Time, and a Flip-in Event has not occurred, the Company may temporarily suspend (with prompt written notice thereof to the Rights Agent) the exercisability of Rights until such time as a registration statement has been declared effective. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification or exemption in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law or a registration statement shall not have been declared effective.

(d) The Company shall take all such actions as may be necessary to ensure that all one one-thousandths of a share of Preferred Stock (and, following the occurrence of a Triggering Event, shares of Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Exercise Price), be duly and validly authorized and issued and fully paid and nonassessable.

(e) The Company shall be responsible for the payment of any and all transfer taxes and governmental charges which may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities) upon the exercise of Rights. The Company shall not, however, be required to pay any tax or charge that may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities) in respect of a name other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities) in a name other than that of the registered holder upon the exercise of any Rights until such tax has been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax or charge is due.

Section 10. Preferred Stock Record Date. Each Person in whose name any certificate for Preferred Stock (or Common Stock and/or other securities) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such shares of Preferred Stock (or Common Stock and/or other securities) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Exercise Price (and all applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the applicable transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such securities (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the applicable transfer books of the Company are open; provided, further, that if delivery of a number of one one-thousandths of a share of Preferred Stock is delayed pursuant to Section 9(c), such Persons shall be deemed to have become the record holders of such number of one one-thousandths of a share of Preferred Stock only when such shares of Preferred Stock first become deliverable. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares or other securities for which the Rights are exercisable, including the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein

Section 11. Adjustment of Exercise Price, Number and Kind of Shares or Number of Rights. The Exercise Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a) (i) In the event the Company at any time after the date of this Agreement (A) declares a dividend on any outstanding shares of Preferred Stock payable in shares of Preferred Stock, (B) subdivides any outstanding shares of Preferred Stock, (C) combines any outstanding shares of Preferred Stock into a smaller number of shares or (D) issues any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving entity), except as otherwise provided in this Section 11(a) and Section 7(e), the Exercise Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares (or fractions thereof) of Preferred Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Exercise Price then in effect, the aggregate number and kind of shares (or fractions thereof) of Preferred Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs that would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii), the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii).

(ii) Subject to Section 24, in the event any Person (other than any Exempt Person) becomes an Acquiring Person (such event, a “Flip-in Event”), unless the event causing such Person to become an Acquiring Person is a Flip-over Event, then proper provision shall be made so that promptly following the Redemption Period, each holder of a Right (except as provided below and in Section 7(e)) thereafter has the right to receive, upon exercise thereof at a price equal to the then-current Exercise Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a share of Preferred Stock, such number of shares of Common Stock as shall be equal to the result obtained by (A) multiplying the then-current Exercise Price by the then number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Flip-in Event and (B) dividing that product (which, following such first occurrence shall thereafter be referred to as the “Exercise Price” for each Right and for all purposes of this Agreement) by fifty percent (50%) of the Current Market Price per share of Common Stock on the date of such first occurrence (such number of shares, the “Adjustment Shares”).

(iii) In the event that the number of shares of Common Stock authorized by the Restated Certificate of Incorporation of the Company (as amended from time to time, the “Certificate of Incorporation”) but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights, is not sufficient to permit the exercise in full of the Rights in accordance with Section 11(a)(ii), the Board shall, to the extent permitted by applicable law and by any agreements or instruments then in effect to which the Company is a party, (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”) over (2) the Exercise Price (such excess being the “Spread”) and (B) with respect to each Right (subject to Section 7(e)), make adequate provision to substitute for some or all of the Adjustment Shares, upon the exercise of a Right and payment of the applicable Exercise Price, (1) cash; (2) a reduction in the Exercise Price, (3) shares or fractions of a share of Preferred Stock or other equity securities of the Company (including shares, or units of shares, of Preferred Stock which the Board has determined to have substantially the same value or economic rights as shares of Common Stock) (such shares of equity securities being herein called “Common Stock Equivalents”), (4) debt securities of the Company, (5) other assets or (6) any combination of the foregoing, having an aggregate value equal to the Current Value (less the amount of any reduction in the Exercise Price), where such aggregate value has been determined by the Board based upon the advice of a financial advisor selected by the Board; provided, however, if the Company has not made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Flip-in Event and (y) the date on which the Redemption Period expires (the later of (x) and (y) being referred to herein as the “Flip-in Trigger Date”), then the Company shall be obligated to deliver, to the extent permitted by applicable law, upon the surrender for exercise of a Right and without requiring payment of the Exercise Price, shares of Common Stock (to the extent available), and then, if necessary, such number or fractions of shares of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If, upon the occurrence of a Flip-in Event, the Board determines in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Flip-in Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, the “Substitution Period”). To the extent the Company determines that action should be taken pursuant to the first sentence or third sentence of this Section 11(a)(iii), the Company (X) shall provide, subject to Section 7(e), that such action shall apply uniformly to all outstanding Rights and (Y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval for authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect (with prompt written notice of such announcements to the Rights Agent). For purposes of this Section 11(a)(iii), the value of each Adjustment Share shall be the Current Market Price per share of Common Stock on the Flip-in Trigger Date and the value of any Common Stock Equivalent shall be deemed to equal the Current Market Price per share of the Common Stock on such date. The Board may establish procedures to allocate the right to receive shares of Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11(a)(iii).

(b) In case the Company fixes a record date for the issuance of rights (other than the Rights), options or warrants to all holders of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within forty-five (45) days after such record date) Preferred Stock (or shares having the same rights, privileges and preferences as the shares of Preferred Stock (“Equivalent Preferred Stock”)) or securities convertible into Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or per share of Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into Preferred Stock or Equivalent Preferred Stock) less than the Current Market Price per share of Preferred Stock on such record date, the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock and/or Equivalent Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock and/or Equivalent Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock and/or Equivalent Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of Preferred Stock and Equivalent Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Exercise Price shall be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed.

(c) In case the Company fixes a record date for a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving entity) of evidences of indebtedness, cash (other than a regular periodic cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or subscription rights, options or warrants (excluding those referred to in Section 11(b)), the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price per share of Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock and the denominator of which shall be such Current Market Price per share of Preferred Stock. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Exercise Price shall be adjusted to be the Exercise Price that would have been in effect if such record date had not been fixed.

(d) (i) For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii), the “Current Market Price” per share of common stock (or similar equity interest) of an issuer on any date shall be deemed to be the average of the daily Closing Prices per share of such common stock (or other security) for the thirty (30) consecutive Trading Days immediately prior to but not including such date, and for purposes of computations made pursuant to Section 11(a)(iii), the “Current Market Price” per share of Common Stock on any date shall be deemed to be the average of the daily Closing Prices per share of such Common Stock for the ten (10) consecutive Trading Days immediately following but not including such date; provided, however, that in the event that the Current Market Price per share of common stock (or other security) of an issuer is determined during a period following the announcement by the issuer of such common stock (or other security) of (A) a dividend or distribution on such common stock (or other security) payable in shares of such common stock (or other security) or securities convertible into shares of such common stock (or other security) (other than the Rights) or (B) any subdivision, combination or reclassification of such common stock (or other security), and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification shall not have occurred prior to the commencement of the requisite thirty (30) Trading Day or ten (10) Trading Day period, as set forth above, then, and in each such case, the “Current Market Price” shall be properly adjusted to take into account any trading during the period prior to such ex-dividend date or record date.

If an issuer’s shares of common stock (or other security) are not publicly held or not so listed or traded, “Current Market Price” per share shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(ii) For the purpose of any computation hereunder, the “Current Market Price” per share of Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in Section 11(d)(i) (other than the last sentence thereof). If the Current Market Price per share of Preferred Stock cannot be determined in the manner provided above, or if the Preferred Stock is not publicly held or listed or traded in a manner described in Section 11(d)(i), the “Current Market Price” per share of Preferred Stock shall be conclusively deemed to be an amount equal to 1,000 (as such number may be appropriately adjusted for such events as stock splits, reverse stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Agreement) multiplied by the Current Market Price per share of the Common Stock. If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, “Current Market Price” per share of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the

Rights Agent and the holders of the Rights. For all purposes of this Agreement, the “Current Market Price” of one one-thousandth of a share of Preferred Stock shall be equal to the Current Market Price of one share of Preferred Stock divided by 1,000.

(e) Notwithstanding anything in this Agreement to the contrary, no adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Exercise Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one ten-thousandth of a share of Common Stock or one one-millionth of a share of Preferred Stock or one ten-thousandth of any other share or security, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which mandates such adjustment or (ii) the Expiration Time.

(f) If as a result of an adjustment made pursuant to Section 11(a)(ii) or Section 13(a), the holder of any Right thereafter exercised becomes entitled to receive any shares of capital stock other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Exercise Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Section 11(a), (b), (c), (e), (g), (h), (i), (j), (k) and (m), and the provisions with respect to the Preferred Stock of Sections 7, 9, 10, 13 and 14 shall apply on like terms to any such other shares.

(g) All Rights originally issued by the Company subsequent to any adjustment made to the Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise Price, the number of one one-thousandths of a share of Preferred Stock (or other securities, other assets or amount of cash or combination thereof) purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h) Unless the Company has exercised its election as provided in Section 11(i), upon each adjustment of the Exercise Price as a result of the calculations made in Section 11(b) and Section 11(c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of one-thousandths of a share of Preferred Stock (calculated to the nearest one-millionth) obtained by (i) multiplying (A) the number of one one-thousandths of a share covered by a Right immediately prior to this adjustment, by (B) the Exercise Price in effect immediately prior to such adjustment of the Exercise Price, and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

(i) The Company may elect on or after the date of any adjustment of the Exercise Price to adjust the number of Rights, in lieu of any adjustment in the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Exercise Price in effect immediately prior to adjustment of the Exercise Price by the Exercise Price in effect immediately after adjustment of the Exercise Price. The Company shall make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Exercise Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Exercise Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(j) Irrespective of any adjustment or change in the Exercise Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Exercise Price per one one-thousandth of a share and the number of one one-thousandths of a share which were expressed in the initial Rights Certificates issued hereunder.

(k) Before taking any action that would cause an adjustment reducing the Exercise Price below the then stated value, if any, of the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, upon advice of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock at such adjusted Exercise Price.

(l) In any case in which this Section 11 requires that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent) until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment (and shall provide the Rights Agent prompt written notice of such election); provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

(m) Notwithstanding anything in this Section 11 to the contrary, the Company shall be entitled (but not obligated) to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that the Board, in its good faith judgment, shall determine to be advisable in order that any (i) consolidation or subdivision of Preferred Stock, (ii) issuance wholly for cash of any shares of Preferred Stock at less than the Current Market Price, (iii) issuance wholly for cash of shares of Preferred Stock or securities that by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

(n) The Company shall not, at any time after the Distribution Time, (i) consolidate with any other Person (other than a direct or indirect, wholly owned Subsidiary of the Company in a transaction that complies with Section 11(o)), (ii) merge with or into any other Person (other than a direct or indirect, wholly owned Subsidiary of the Company in a transaction that complies with Section 11(o)) or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets, cash flow or earning power aggregating to fifty percent (50%) or more of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o)), if (A) at the time of or immediately after such consolidation, merger, sale or transfer there are any rights, warrants or other instruments or securities outstanding or agreements in effect that would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (B) prior to, simultaneously with or immediately after such consolidation, merger, sale or transfer, the stockholders of the Person who constitutes, or would constitute, the “Flip-over Party” for purposes of Section 13(a) shall have received a distribution of Rights previously owned by such Person or any of its Related Persons; provided, however, this Section 11(n) shall not affect the ability of any Subsidiary of the Company to consolidate with, merge with or into, or sell or transfer assets of earning power to, any other Subsidiary of the Company.

(o) After the Distribution Time, and as long as any Rights are outstanding (other than Rights that have become null and void pursuant to Section 7(e)), the Company shall not, except as permitted by Section 23, Section 24 or Section 27, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

(p) Notwithstanding anything in this Agreement to the contrary, in the event that the Company at any time after the Rights Dividend Declaration Date and prior to the Distribution Time (i) declares a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivides any outstanding shares of Common Stock, (iii) combines any of the outstanding shares of Common Stock into a smaller number of shares or (iv) issues any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving entity), then the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Time, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event equals the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11(p) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or reclassification is effected. If an event occurs that would require an adjustment under Section 11(a)(ii) and this Section 11(p), the adjustments provided for in this Section 11(p) shall be in addition and prior to any adjustment required pursuant to Section 11(a)(ii).

Section 12. Certificate of Adjusted Exercise Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 or Section 13, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief, reasonably detailed statement of the facts and computations accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Stock and the Common Stock, a copy of such certificate and (c) if a Distribution Time has occurred, mail a brief summary thereof to each holder of a Rights Certificate in accordance with Section 26. Notwithstanding the foregoing sentence, the failure of the Company to make such certification or give such notice shall not affect the validity of or the force or effect of the requirement for such adjustment. Any adjustment to be made pursuant to Section 11 or Section 13 shall be effective as of the date of the event giving rise to such adjustment. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of such adjustment unless and until it shall have received such certificate.

Section 13. Consolidation, Merger or Sale or Transfer of Assets, Cash Flow or Earning Power.

(a) In the event that, following the Stock Acquisition Date, directly or indirectly, (i) the Company shall consolidate with, or merge with and into, any other Person (other than a direct or indirect, wholly-owned Subsidiary of the Company in a transaction that complies with Section 11(o)), and the Company is not the continuing or surviving entity of such consolidation or merger, (ii) any Person (other than a direct or indirect, wholly-owned Subsidiary of the Company in a transaction that complies with Section 11(o)) shall engage in a share exchange with or shall consolidate with, or merge with or into, the Company, and the Company is the continuing or surviving entity of such consolidation or merger and, in connection with such share exchange, consolidation or merger, all or part of the outstanding shares of Common Stock is converted into or exchanged for stock or other securities of any other Person or cash or any other property or (iii) the Company sells or otherwise transfers (or one or more of its direct or indirect, wholly-owned Subsidiaries sells or otherwise transfers) in one transaction or a series of related transactions, assets, cash flow or earning power aggregating to fifty percent (50%) or more of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons (other than the Company or any of its direct or indirect, wholly-owned Subsidiaries in one or more transactions each of which complies with Section 11(o)) (any event described in clause (i), (ii) or (iii) of this Section 13(a) following the Stock Acquisition Date, a “Flip-over Event”), then, and in each such case, proper provision shall be made so that: (A) each holder of a Right, except as provided in Section 7(e), shall have the right to receive upon the exercise thereof at the then-current Exercise Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a share of Preferred Stock, such number of validly authorized and issued, fully paid, non-assessable and freely tradeable shares of Flip-over Stock, not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then-current Exercise Price by the number of one one-thousandths of a share of Preferred Stock for which a Right is exercisable immediately prior to the first occurrence of a Flip-over Event (or, if a Flip-in Event has occurred prior to the first occurrence of a Flip-over Event, multiplying the number of such one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Flip-in Event by the Exercise Price in effect immediately prior to such first occurrence) and (2) dividing that product (which, following the first occurrence of a Flip-over Event, shall be referred to as the “Exercise Price” for each Right and for all purposes of this Agreement) by fifty percent (50%) of the Current Market Price (determined pursuant to Section 11(d)(i)) per share of the Flip-over Stock on the date of consummation of such Flip-over Event; (B) such Flip-over Party shall thereafter be liable for, and shall assume, by virtue of such Flip-over Event, all the obligations and duties of the Company pursuant to this Agreement; (C) the term “Company” shall thereafter be deemed to refer to such Flip-over Party, it being specifically intended that the provisions of Section 11 shall apply only to such Flip-over Party following the first occurrence of a Flip-over Event; (D) such Flip-over Party shall take such steps (including the reservation of a sufficient number of shares of Flip-over Stock) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and (E) the provisions of Section 11(a)(ii) shall be of no effect following the first occurrence of any Flip-over Event.

(b) “Flip-over Party” shall mean:

(i) in the case of any transaction described in Section 13(a)(i) or (ii), (A) the Person (including the Company as successor thereto or as the surviving entity) that is the issuer of any securities into which shares of Common Stock are converted or exchanged in such share exchange, consolidation or merger, or, if there is more than one such issuer, the issuer whose common stock (or similar equity interest) has the highest aggregate market value; and (B) if no securities are so issued, (1) the Person that is the other party to such merger, if such Person survives the merger, or, if there is more than one such Person, the Person whose common stock (or similar equity interest) has the highest aggregate market value, (2) if the Person that is the other party to such share exchange, consolidation or merger does not survive the merger, the Person that does survive the merger (including the Company, if it survives) or (3) the Person resulting from the consolidation; and

(ii) in the case of any transaction described in Section 13(a)(iii), the Person that is the party receiving the greatest portion of the assets, cash flow or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets, cash flow or earning power transferred pursuant to such transaction or transactions or if the Person receiving the greatest portion of the assets, cash flow or earning power cannot be determined, whichever such Person the common stock (or similar equity interest) of which has the highest aggregate market value;

provided, however, that in any such case described in the foregoing clause (i) or (ii) of this Section 13(b), (x) if the common stock (or similar equity interest) of such Person is not at such time and has not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person, the common stock (or similar equity interest) of which is and has been so registered, “Flip-over Party” shall refer to such other Person; (y) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the common stock (or similar equity interest) of two or more of which are and have been so registered, “Flip-over Party” shall refer to whichever of such Persons is the issuer of the common stock (or similar equity interest) having the greatest aggregate market value; and (z) if the common stock (or similar equity interest) of such Person is not at such time and has not been so registered and such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in the foregoing clauses (x) and (y) will apply to each of the chains of ownership having an interest in such joint venture as if such Person were a Subsidiary of both or all of such joint ventures, and the Flip-over Parties in each such chain shall bear the obligations set forth in this Section 13 in the same ratio as their direct or indirect interests in such Person bear to the total of such interests.

(c) The Company shall not consummate any Flip-over Event unless the Flip-over Party has a sufficient number of authorized shares of Flip-over Stock (or similar equity interest) which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Flip-over Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in Section 13(a) and Section 13(b) and further providing that, as soon as practicable after the date of any exchange, consolidation, merger, sale or transfer of assets mentioned in Section 13(a), the Flip-over Party, at its own expense, shall:

(i) if required to file a registration statement under the Act with respect to the Rights and the securities purchasable upon exercise of the Rights, (A) prepare and file such registration statement on an appropriate form and (B) use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Time;

(ii) qualify or register the Rights and take such action as may be required to ensure that any such acquisition of such securities purchasable upon exercise of the Rights under blue sky laws of each jurisdiction, as may be necessary or appropriate;

(iii) deliver to holders of the Rights historical financial statements for the Flip-over Party and each of its Affiliates that comply in all respects with the requirements for registration on Form 10 under the Exchange Act;

(iv) use its best efforts to obtain any and all necessary regulatory approvals as may be required with respect to the securities purchasable upon exercise of the Rights;

(v) use its best efforts, if the common stock of the Flip-over Party is listed or admitted to trading on the Nasdaq, the NYSE or on another national securities exchange, to list or admit to trading (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on the Nasdaq, the NYSE or on such securities exchange, or if the securities of the Flip-over Party that may be acquired upon exercise of the Rights are not listed or admitted to trading on the Nasdaq, the NYSE or on another national securities exchange, to cause the Rights and the securities purchasable upon exercise of the Rights to be authorized for quotation on any other system then in use; and

(vi) obtain waivers of any rights of first refusal or preemptive rights in respect of the common stock of the Flip-over Party subject to purchase upon exercise of outstanding Rights.

(d) In case the Flip-over Party has, at any relevant time (including the time of the Flip-over Event or immediately thereafter), a provision in any of its authorized securities or in its certificate or articles of incorporation, bylaws or other instrument governing its affairs, or any other agreements or arrangements, which provision would have the effect of (i) causing such Flip-over Party to issue (other than to holders of Rights pursuant to this Section 13), in connection with, or as a consequence of, the consummation of a Flip-over Event, shares of common stock (or similar equity interests) of such Flip-over Party at less than the then Current Market Price or securities exercisable for, or convertible into, common stock of such Flip-over Party at less than such then Current Market Price; (ii) providing for any special payment, tax or similar provision in connection with the issuance of common stock of such Flip-over Party pursuant to this Section 13 or (iii) otherwise eliminating or substantially diminishing the benefits intended to be afforded by the Rights in connection with, or as a consequence of, a Flip-over Event, then in each such case, the Company may not consummate any such Flip-over Event unless prior thereto, the Company and such Flip-over Party have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Flip-over Party has been cancelled, waived or amended, or that the authorized securities have been redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of such Flip-over Event.

(e) The Company covenants and agrees that it shall not, at any time after a Flip-in Event, enter into any transaction of the type described in Section 13(a)(i) through Section 13(a)(iii) if (i) at the time of or immediately after such transaction there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights; (ii) prior to, simultaneously with or immediately after such transaction, the stockholders of the Person who constitutes, or would constitute, the Flip-over Party for purposes of Section 13(b) has received a distribution of Rights previously owned by such Person or any Related Person thereof or (iii) the form or nature of organization of the Flip-over Party would preclude or limit the exercisability of the Rights.

(f) Notwithstanding anything herein to the contrary, in the event of any merger or acquisition transaction involving the Company pursuant to a merger or other acquisition agreement between the Company and any Person (or one or more of such Person’s Related Persons), which agreement has been approved by the Board prior to any Person becoming an Acquiring Person, this Agreement and the rights of holders of Rights hereunder shall be terminated in accordance with Section 7(a).

(g) The provisions of this Section 13 shall similarly apply to successive exchanges, consolidations, mergers, sales or other transfers. In the event that a Flip-over Event occurs at any time after the occurrence of a Flip-in Event, the Rights that have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a).

Section 14. Fractional Rights and Fractional Shares.

(a) The Company shall not be required to issue fractions of Rights, except prior to the Distribution Time as provided in Section 11, or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 14(a), the current market value of a whole Right shall be the Closing Price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable.

(b) The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions that are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions that are integral multiples of one one-thousandth of a share of Preferred Stock). Fractions of shares of Preferred Stock in integral multiples of one one-thousandth of a share may, at the election of the Company, be evidenced by depositary receipts pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, however, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as Beneficial Owners of the shares represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company shall pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-thousandth of a share of Preferred Stock. For purposes of this Section 14(b), the current market value of one one-thousandth of a share of Preferred Stock shall be one one-thousandth of the Closing Price of a share of Preferred Stock for the Trading Day immediately prior to the date of such exercise.

(c) Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of shares of Common Stock, Common Stock Equivalents or other securities upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock, Common Stock Equivalents or other securities. In lieu of fractional shares of Common Stock, Common Stock Equivalents or other securities, the Company shall pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one share of Common Stock, Common Stock Equivalents or such other securities. For purposes of this Section 14(c), the current market value of one share of Common Stock or other security (other than a Common Stock Equivalent) shall be the Closing Price of one share of Common Stock or such other security, as applicable, for the Trading Day immediately prior to the date of such exercise, and the current market value of a Common Stock Equivalent shall be deemed to equal the Closing Price of one share of Common Stock for the Trading Day immediately prior to the date of such exercise.

(d) The holder of a Right by the acceptance of the Rights expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

(e) Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent under this Agreement, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payment and the prices or formulas utilized in calculating such payments and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent may rely upon such a certificate and has no duty with respect to, and will not be deemed to have knowledge of, any payment for fractional Rights or fractional shares under any Section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent has received such a certificate and sufficient monies.

Section 15. Rights of Action. All rights of action in respect of this Agreement, other than rights of action vested in the Rights Agent pursuant to the terms of this Agreement, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Time, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Time, any registered holder of shares of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Time, of the Common Stock), may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company or any other Person to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement by the Company and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations of the Company under this Agreement.

Section 16. Agreement of Rights Holders. Every holder of a Right, by accepting such Right, consents and agrees with the Company and the Rights Agent and with every holder of a Right that:

(a) prior to the Distribution Time, the Rights shall be transferable only in connection with the transfer of shares of Common Stock;

(b) after the Distribution Time, the Rights Certificates shall be transferable only on the registry books of the Rights Agent if surrendered at the offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates properly completed and duly executed, accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request;

(c) subject to Section 6(a) and Section 7(f), the Company and the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Distribution Time, any associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or any associated Common Stock certificates made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e), shall be required to be affected by any notice to the contrary; and

(d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company shall use commercially reasonable efforts to have any such injunction, order, decree, judgment or ruling lifted or otherwise overturned as promptly as practicable.

Section 17. Rights Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose to be the holder of the number of one one-thousandths of a share of

Preferred Stock or any other securities of the Company that may at any time be issuable upon the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

Section 18. Concerning the Rights Agent.

(a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder in accordance with a fee schedule to be mutually agreed upon and, from time to time, on demand of the Rights Agent, its reasonable and documented expenses and counsel fees and disbursements and other disbursements incurred in the preparation, negotiation, execution, administration, delivery and amendment of this Agreement and the exercise and performance of its duties hereunder. The Company also covenants and agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including the reasonable fees and expenses of legal counsel) that may be paid, incurred or suffered by it, or to which it may become subject, without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith, or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction) for any action taken, suffered or omitted by the Rights Agent in connection with the execution, acceptance, administration, exercise and performance of its duties under this Agreement, including the reasonable costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly, or of enforcing its rights under this Agreement.

(b) The Rights Agent shall be authorized and protected and shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in connection with its acceptance and administration of this Agreement and the exercise and performance of its duties hereunder in reliance upon any Rights Certificate or Common Stock certificate or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, instruction, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be duly signed, executed and, where necessary, guaranteed, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take action in connection therewith unless and until it has received such notice in writing.

(c) To the extent the Company is not also a party to an action, proceeding, suit or claim against the Rights Agent concerning this Agreement or the performance by the Rights Agent of its duties hereunder, the Rights Agent shall as promptly as practicable notify the Company in accordance with Section 26 of the assertion of such action, proceeding, suit or claim against the Rights Agent, after the Rights Agent has actual notice of such assertion of an action, proceeding, suit or claim or has been served with the summons or other first legal process giving information as to the nature and basis of the action, proceeding, suit or claim; provided that the failure to provide such notice shall not affect the rights of the Right Agent hereunder, except to the extent a court of competent jurisdiction determines that such failure actually prejudiced the Company. The Company shall be entitled to participate, at its own expense, in the defense of any such action, proceeding, suit or claim. The Rights Agent agrees not to settle any litigation in connection with any action, proceeding, suit or claim with respect to which it may seek indemnification from the Company without the prior written consent of the Company, which shall not be unreasonably withheld, conditioned or delayed.

(d) Section 18 and Section 20 shall survive the termination of this Agreement, the resignation, replacement or removal of the Rights Agent and the exercise, termination and expiration of the Rights. Notwithstanding anything in this Agreement to the contrary, in no event shall the Rights Agent be liable for special, punitive, incidental, indirect or consequential loss or damage of any kind whatsoever, even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of the action. Notwithstanding anything to the contrary herein, any liability of the Rights Agent under this Agreement shall be limited to the amount of fees (but not including any reimbursed costs) paid by the Company to the Rights Agent during the twelve (12) months immediately preceding the event for which recovery from the Rights Agent is being sought.

Section 19. Merger or Consolidation or Change of Name of Rights Agent.

(a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the stock transfer or other shareholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such Person would be eligible for appointment as a successor Rights Agent under Section 21. The purchase of all or substantially all of the Rights Agent’s assets employed in the performance of the transfer agent activities shall be deemed a merger or consolidation for purposes of this Section 19. In case at the time such successor Rights Agent succeeds to the agency created by this Agreement, any of the Rights Certificates has been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at the time any of the Rights Certificates has not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(b) In case at any time the name of the Rights Agent is changed, and at such time any of the Rights Certificates has been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case, at that time, any of the Rights Certificates has not been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

Section 20. Duties of Rights Agent. The Rights Agent undertakes to perform only the duties and obligations expressly set forth in this Agreement, and no implied duties or obligations shall be read into this Agreement against the Rights Agent. The Rights Agent shall perform such duties and obligations, by all of which the Company and the holders of Rights or shares of Common Stock or Preferred Stock by their acceptance thereof, shall be bound.

(a) The Rights Agent may consult with legal counsel selected by it (who may be legal counsel for the Company), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent, and the Rights Agent shall have no liability for or in respect of, any action taken or omitted by it in the absence of bad faith and in accordance with such advice or opinion.

(b) Whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter (including the identity of any Acquiring Person and the determination of the Current Market Price) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, General Counsel, Corporate Secretary or any Assistant Secretary of the Company, or any other authorized officer of the Company and delivered to the Rights Agent; and such certificate shall be full and complete authorization and protection to the Rights Agent, and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it under this Agreement in reliance upon such certificate. The Rights Agent shall have no duty to act without such certificate as set forth in this Section 20(b).

(c) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

(d) The Rights Agent shall not have any liability for or be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the legality or validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be liable or responsible for any adjustment or calculation required under Section 11, Section 13, Section 14 or Section 24 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment or calculation (except with respect to the exercise of Rights evidenced by Rights Certificates subject to the terms and conditions hereof after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock or Preferred Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.

(e) The Rights Agent shall not be liable or responsible for any failure of the Company to comply with any of its obligations relating to any registration statement filed with the Securities and Exchange Commission or this Agreement, including obligations under applicable regulation or law.

(f) The Rights Agent shall not have any duty or responsibility in the case of the receipt of any written demand from any holder of Rights with respect to any action or default by the Company, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or to make any demand upon the Company.

(g) The Company agrees that it shall perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required or requested by the Rights Agent for the carrying out or performing by the Rights Agent of this Agreement.

(h) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any person reasonably believed by the Rights Agent to be the Chairman of the Board, Chief Executive Officer, Chief Financial Officer, Corporate Secretary or any Assistant Secretary of the Company and to apply to such officers for advice or instructions in connection with its duties under this Agreement, and such instructions shall provide full authorization and protection to the Rights Agent and the Rights Agent shall not be liable for and it shall incur no liability for or in respect of any action taken, suffered or omitted by it in accordance with instructions of any such officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken, suffered or omitted to be taken by the Rights Agent under this Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall be fully authorized and protected in relying upon the most recent instructions received from any such officer, and shall not be liable for any action taken, suffered or omitted to be taken by the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application unless, prior to taking any such action (or the effective date, in the case of an omission), the Rights Agent has received written instructions in response to such application specifying the action to be taken or omitted.

(i) The Rights Agent and any stockholder, director, Affiliate, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

(j) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or any other Person resulting from any such act, omission, default, neglect or misconduct, absent gross negligence or bad faith in the selection and continued employment thereof (which gross negligence or bad faith must be determined by a final, non-appealable judgment of a court of competent jurisdiction).

(k) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights or powers if the Rights Agent if there are reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(l) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been properly completed or indicates an affirmative response to clause 1 or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company; provided, however that Rights Agent shall not be liable for any delays arising from the duties under this Section 20(l).

(m) The Rights Agent shall have no responsibility to the Company, any holders of Rights or any other Person for interest or earnings on any moneys held by the Rights Agent pursuant to this Agreement.

(n) The Rights Agent shall not be required to take notice or be deemed to have notice of any event or condition hereunder, including any event or condition that may require action by the Rights Agent, unless the Rights Agent shall be specifically notified in writing of such event or condition by the Company, and all notices or other instruments required by this Agreement to be delivered to the Rights Agent must, in order to be effective, be received by the Rights Agent as specified in Section 26 hereof, and in the absence of such notice so delivered, the Rights Agent may conclusively assume no such event or condition exists.

(o) The Rights Agent may rely on and be fully authorized and protected in acting or failing to act upon (a) any guaranty of signature by an “eligible guarantor institution” that is a member or participant in the Securities Transfer Agents Medallion Program or other comparable “signature guarantee program” or insurance program in addition to, or in substitution for, the foregoing; or (b) any law, act, regulation or any interpretation of the same.

(p) In the event the Rights Agent believes any ambiguity or uncertainty exists hereunder or in any notice, instruction, direction, request or other communication, paper or document received by the Rights Agent hereunder, the Rights Agent, may (upon notice to the Company of such ambiguity or uncertainty), in its sole discretion, refrain from taking any action, and shall be fully protected and shall not be liable in any way to Company, the holder of any Rights Certificate or any other Person for refraining from taking such action, unless the Rights Agent receives written instructions signed by the Company which eliminates such ambiguity or uncertainty to the satisfaction of Rights Agent.

Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing to the Company, and to the holders of the Rights Certificates by first-class mail. In the event any transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may remove the Rights Agent or any successor Rights Agent upon no less than thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and the Preferred Stock, by registered or certified mail, and, if such removal occurs after the Distribution Time, to the holders of the Rights Certificates by first-class mail. If the Rights Agent resigns or is removed or otherwise becomes incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company fails to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by any registered holder of a Rights Certificate (who shall, with such notice, submit such holder’s Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a Person organized and doing business under the laws of the United States or any state thereof, in good standing, which is authorized under such laws to exercise corporate trust, stock transfer or stockholder services powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an Affiliate of such Person. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent under this Agreement without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further reasonable assurance, conveyance, act or deed necessary for the purpose, but such predecessor Rights Agent shall not be required to make any additional expenditure or assume any additional liability in connection with the foregoing. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and, if such appointment occurs after the Distribution Time, mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21 or any defect therein shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22. Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board to reflect any adjustment or change in the Exercise Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Time and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded prior to the Distribution Time, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing an appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23. Redemption and Termination.

(a) The Board may, at its option, at any time prior to the earlier of (i) the Stock Acquisition Date and (ii) the Final Expiration Time (such time being hereinafter referred to as the “Redemption Period”), cause the Company to redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right, as such amount may be appropriately adjusted to reflect any stock split, reverse stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”). Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Flip-in Event until such time as the Company’s right of redemption hereunder has expired. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the Current Market Price of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board. The redemption of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.

(b) Immediately upon the action of the Board ordering the redemption of the Rights pursuant to Section 23(a) or such later time as the Board may establish for the effectiveness of such redemption, evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Within ten (10) days after the action of the Board ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to the Rights Agent and to all such holders at each holder’s last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Time, on the registry books of the transfer agent for the Common Stock; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such redemption. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made.

Section 24. Exchange.

(a) The Board may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to Section 7(e)) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, reverse stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after any Acquiring Person, together with all of its Related Persons, becomes the Beneficial Owner of fifty percent (50%) or more of the Common Stock then outstanding. From and after the occurrence of a Flip-over Event, any rights that theretofore have not been exchanged pursuant to this Section 24(a) shall thereafter be exercisable only in accordance with Section 13 and may not be exchanged pursuant to this Section 24(a). Before effecting an exchange pursuant to this Section 24, the Board may direct the Company to enter into a trust agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all or some (as designated by the Board) of the shares of Common Stock issuable pursuant to the exchange, and all or some (as designated by the Board) holders of Rights entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends paid or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.

(b) Immediately upon the effectiveness of the action of the Board ordering the exchange of any Rights pursuant to Section 24(a) and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of any such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice (with prompt written notice thereof to the Rights Agent) of any exchange. The Company promptly thereafter shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent.

Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange shall state the method by which the exchange of the shares of Common Stock for Rights shall be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to Section 7(e)) held by each holder of Rights. Prior to effecting any exchange and registering shares of Common Stock in any Person’s name, including any nominee or transferee of a Person, the Company may require (or cause the trustee of the Trust to require), as a condition thereof, that any holder of Rights provide evidence, including the identity of the Beneficial Owners thereof and their Related Persons (or former Beneficial Owners thereof and their Related Persons) as the Company reasonably requests in order to determine if such Rights are null and void. If any Person fails to comply with such request, the Company shall be entitled conclusively to deem the Rights formerly held by such Person to be null and void pursuant to Section 7(e). No failure to give, or any defect in, any notice provided under this Section 24(b) shall affect the validity of any exchange. Any shares of Common Stock or other securities issued at the direction of the Board in connection herewith shall be validly issued, fully paid and non-assessable shares of Common Stock or of such other securities, as the case may be.

(c) Upon declaring an exchange pursuant to this Section 24, or as promptly as reasonably practicable thereafter, the Company may implement such procedures as it deems appropriate, in its sole discretion, for the purpose of ensuring that the Common Stock (or such other consideration) issuable upon an exchange pursuant to this Section 24 is not received by holders of Rights that have become null and void pursuant to Section 7(e).

(d) In any exchange pursuant to this Section 24, the Company, at its option, may substitute shares of Preferred Stock (or Equivalent Preferred Stock) for shares of Common Stock exchangeable for Rights, at the initial rate of one one-thousandth of a share of Preferred Stock (or Equivalent Preferred Stock) for each share of Common Stock, as appropriately adjusted to reflect adjustments in the voting rights of the Preferred Stock pursuant to the terms thereof, so that the fraction of a share of Preferred Stock delivered in lieu of each share of Common Stock shall have the same voting rights as one share of Common Stock.

(e) In the event that there are not sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such actions as may be necessary to authorize additional shares of Common Stock for issuance upon exchange of the Rights. In the event the Company, after good faith effort, is unable to take all such actions as may be necessary to authorize such additional shares of Common Stock, the Company shall substitute, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fraction thereof such that the current per share market price of one share of Preferred Stock multiplied by such number or fraction is equal to the current per share market price of one share of Common Stock as of the date of issuance of such shares of Preferred Stock or fraction thereof.

(f) The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this Section 24(f), the current market value of a whole share of Common Stock shall be the Closing Price of a share of Common Stock for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

Section 25. Notice of Certain Events.

(a) In the event the Company proposes, at any time after the earlier of the Distribution Time or the Stock Acquisition Date, (i) to pay any dividend payable in stock of any class or series to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular periodic cash dividend out of earnings or retained earnings of the Company), (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), (iv) to effect any consolidation or merger into or with any other Person (other than a direct or indirect, wholly owned Subsidiary of the Company in a transaction which complies with Section 11(o)), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of fifty percent (50%) or more of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o)), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to the Rights Agent and to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by the foregoing clause (i) or (ii) at least twenty (20) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever shall be the earlier; provided, however, that no such action shall be taken pursuant to this Section 25(a) that will or would conflict with any provision of the Certificate of Incorporation, provided further that no such notice is required pursuant to this Section 25 if any Subsidiary of the Company effects a consolidation or merger with or into, or effects a sale or other transfer of assets or earning power to, any other Subsidiary of the Company.

(b) In case a Flip-in Event occurs, then, in any such case, (i) the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii), and (ii) all references in the preceding paragraph to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.

(c) In case any Flip-over Event occurs, the Company shall, as soon as practicable thereafter, give to each registered holder of a Rights Certificate, to the extent feasible, and to the Rights Agent in accordance with Section 26, a written notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 13(a).

Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if in writing and sent by first-class or express United States mail, Federal Express or United Parcel Service or any other nationally recognized courier service, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) or by facsimile transmission (with receipt confirmation) as follows:

SandRidge Energy, Inc.

123 Robert S. Kerr Avenue

Oklahoma City, OK 73102

Attention: Carl F. Giesler, Jr.

Email: cgiesler@sandridgeenergy.com

with a copy to:

Winston & Strawn LLP

800 Capitol Street

Houston, Texas 77002

Attention: Michael J. Blankenship

Email: mblankenship@winston.com

Subject to Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if in writing and sent by first-class or express United States mail, Federal Express or United Parcel Service or any other nationally recognized courier service, postage prepaid, addressed (until another address is filed in writing with the Company) or by facsimile transmission (with receipt confirmation) as follows:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Attention: Christine Pino

Email: CPino@astfinancial.com

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Time, to the holder of shares of Common Stock) shall be sufficiently given or made if in writing, sent by first-class or express United States mail, Federal Express or United Parcel Service or any other overnight delivery service, postage prepaid and properly addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 27. Supplements and Amendments. Except as otherwise provided in this Section 27, the Company, by action of the Board, may from time to time and in its sole and absolute discretion, and the Rights Agent shall, if the Company so directs, from time to time supplement or amend this Agreement in any respect without the approval of any holders of Rights (a) prior to the Stock Acquisition Date, in any respect, and (b) on or after the Stock Acquisition Date, (i) to make any changes that the Company may deem necessary or desirable that would not materially adversely affect the interests of the holders of Rights (other than the Acquiring Person, any Related Person thereof or any transferee of any Acquiring Person or any Related Person thereof), (ii) to cure any ambiguity, (iii) to correct or supplement any provision contained herein that may be inconsistent with any other provision herein, including any change in order to satisfy any applicable law, rule or regulation or (iv) to shorten or lengthen any time period under this Agreement. Without limiting the foregoing, the Company, by action of the Board, may, at any time before any Person becomes an Acquiring Person, amend this Agreement to make this Agreement inapplicable to a particular transaction by which a Person might otherwise become an Acquiring Person or to otherwise alter the terms and conditions of this Agreement as they may apply with respect to any such transaction. For the avoidance of doubt, the Company shall be entitled to adopt and implement such procedures and arrangements (including with third parties) as it may deem necessary or desirable to facilitate the exercise, exchange, trading, issuance or distribution of the Rights (and the shares of Preferred Stock issuable and deliverable upon the exercise of the Rights) as contemplated hereby and to ensure that an Acquiring Person and its Related Persons and transferees do not obtain the benefits thereof, and any amendment in respect of the foregoing shall be deemed not to adversely affect the interests of the holders of Rights. No supplement or amendment to this Agreement shall be effective unless duly executed by the Rights Agent and the Company. The Rights Agent shall duly execute and deliver any supplement or amendment hereto requested by the Company in writing, provided that the Company has delivered to the Rights Agent a certificate from the Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, General Counsel, Corporate Secretary or any Assistant Secretary

of the Company, or any other officer of the Company that states that the proposed supplement or amendment complies with the terms of this Agreement, including this Section 27. Notwithstanding anything in this Agreement to the contrary, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that adversely affects the Rights Agent’s own rights, duties, immunities or obligations under this Agreement. Prior to the Distribution Time, the interests of the holders of Rights shall be deemed coincident with the interests of holders of the Common Stock.

Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29. Determination and Action by the Board. The Board, or a duly authorized committee thereof, shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including the right and power to (a) interpret the provisions of this Agreement and (b) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem the Rights, to exchange the Rights and/or to amend this Agreement). Without limiting any of the rights and immunities of the Rights Agent, all such actions, calculations, interpretations and determinations (including for purposes of the following clause (ii), all omissions with respect to the foregoing) which are done or made by the Board in good faith shall (i) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other Persons and (ii) not subject the Board to any liability to the holders of the Rights. The Rights Agent is entitled always to assume the Board acted in good faith and shall be fully protected and incur no liability in reliance thereon.

Section 30. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Time, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Time, registered holders of the Common Stock).

Section 31. Tax Compliance and Withholding. The Company hereby authorizes the Rights Agent to deduct from all payments disbursed by the Rights Agent to the holders of the Rights, if applicable, the tax required to be withheld pursuant to the Code or by any federal or state statutes subsequently enacted, and to make the necessary returns and payments of such tax to the relevant taxing authority. The Company will provide withholding and reporting instructions in writing to the Rights Agent from time to time as relevant, and upon request of the Rights Agent. The Rights Agent shall have no responsibilities with respect to tax withholding, reporting or payment except as specifically instructed by the Company.

Section 32. Process to Seek Exemption. Any Person who desires to effect any transaction that might, if consummated, result in such Person becoming the Beneficial Owner of 4.9% or more of the then-outstanding shares of Common Stock (a “Requesting Person”) may, prior to the date of the transaction for which the Requesting Person is seeking a determination, request in writing that the Board make a determination under this Agreement so that such Person would be deemed to be an “Exempt Person” for the purposes of this Agreement (an “Exemption Request”). Any Exemption Request must be delivered by registered mail, return receipt requested, to the Company at the address listed in Section 26. Such Exemption Request will be deemed to have been made when actually received by the Company. Any Exemption Request must include: (i) the name, address and telephone number of the Requesting Person; (ii) the number and percentage of shares of Common Stock then Beneficially Owned by the Requesting Person; (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of shares of Common Stock, the maximum number and percentage of shares of Common Stock that the Requesting Person proposes to acquire and the proposed tax treatment thereof; and (iv) a commitment by the Requesting Person that such Requesting Person will not acquire Beneficial Ownership of 4.9% or more of the then-outstanding shares of Common Stock or, if such Requesting Person Beneficially Owns 4.9% or more of the then-outstanding shares of Common Stock, any additional shares of Common Stock prior to such time as the Board has responded to, or is deemed to have responded to, the Exemption Request pursuant to this Section 32. The Board will endeavor to respond to any Exemption Request within 30 calendar days of receiving such Exemption Request; provided, however, that the failure of the Board to make a determination within such period will be deemed to constitute the denial by the Board of the Exemption Request. The Requesting Person must respond promptly to reasonable and appropriate requests for additional information from the Company or the Board and its advisors to assist the Board in making its determination. As a condition to making any determination requested pursuant to this Section 32, the Board may, in its discretion, require (at the expense of the Requesting Person) a report from advisors selected by the Board to the effect that the proposed transaction or transactions will not result in the application of any limitations on the use by the Company of the Tax Benefits taking into account any and all other transactions that have been consummated prior to receipt of the Exemption Request, any and all other proposed transactions that have been approved by the Board prior to its receipt of the Exemption Request and any such other actual or proposed transactions involving the Common Stock as the Board may require; provided, further, that the Board may make the determination requested in the Exemption Request notwithstanding the effect of the proposed transaction or transactions on the Tax Benefits if it determines that such determination is in the best interests of the Company. The Board may impose any conditions that it deems reasonable and appropriate in connection with a determination pursuant to this Section 32, including restrictions on the ability of the Requesting Person to transfer shares of Common Stock acquired by it in the transaction or transactions to which such determination relates. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and the determination of the Board with respect thereto, unless the information contained in the Exemption Request or the determination of the Board with respect thereto otherwise becomes publicly available.

Section 33. Severability. If any term, provision, covenant or restriction of this Agreement or the Rights is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement and the Rights shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Agreement or the Rights would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 shall be reinstated and shall not expire until the Close of Business on the tenth (10th) day following the date of such determination by the Board; further, provided, however, that if such excluded provision shall materially and adversely affect the rights, immunities, liabilities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately upon written notice to the Company.

Section 34. Governing Law; Submission to Jurisdiction. This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State. The Company and each holder of Rights hereby irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if such court lacks subject matter jurisdiction, the United States District Court for the District of Delaware, over any suit, action or proceeding arising out of or relating to this Agreement. The Company and each holder of Rights acknowledge that the forum designated by this Section 34 has a reasonable relation to this Agreement and to such Persons’ relationship with one another. The Company and each holder of Rights hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in any court referred to in this Section 34. The Company and each holder of Rights undertake not to commence any action subject to this Agreement in any forum other than the forum described in this Section 34. The Company and each holder of Rights agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon such Persons.

Section 35. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Delivery of an executed signature page of the Agreement by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be effective as delivery of a manually executed counterpart hereof.

Section 36. Descriptive Headings; Interpretation. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” Each reference in this Agreement to a period of time following or after a specified date or event shall be calculated without including such specified date or the day on which such specified event occurs.

Section 37. Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent will not have any liability for not performing, or a delay in the performance of, any act, duty, obligation or responsibility by reason of any occurrence beyond the reasonable control of the Rights Agent (including any act or provision or any present or future law or regulation or governmental authority, any act of God, epidemics, pandemics, war, civil or military disobedience or disorder, riot, rebellion, terrorism, insurrection, fire, earthquake, storm, flood, strike, work stoppage, interruptions or malfunctions of computer facilities, loss of data due to power failures or mechanical difficulties, labor dispute, accident or failure or malfunction of any utilities communication or computer services or similar occurrence).

* * * * * * *

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

SANDRIDGE ENERGY, INC.

By:	/s/ Carl F. Giesler, Jr.
Name: Carl F. Giesler, Jr.
Title: President and Chief Executive Officer

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By:	/s/ Paula Caroppoli
Name: Paula Caroppoli
Title: Senior Vice President

[Signature Page to Tax Benefits Preservation Plan]

Exhibit A

FORM OF

CERTIFICATE OF DESIGNATION

OF

SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

OF

SANDRIDGE ENERGY, INC.

Pursuant to Section 151 of the

General Corporation Law of the State of Delaware

The undersigned hereby certifies that the following resolution was duly adopted by the board of directors of SandRidge Energy, Inc., a Delaware corporation (the “Corporation”), on July 1, 2020:

RESOLVED, that pursuant to the authority vested in the board of directors of the Corporation (the “Board”) by the Amended and Restated Certificate of Incorporation of the Corporation (as may be amended from time to time, the “Charter”), the Board hereby creates, authorizes and provides for the issue of a series of Preferred Stock, par value $0.001 per share, of the Corporation, to be designated “Series A Junior Participating Preferred Stock” (hereinafter referred to as the “Series A Preferred Stock”), initially consisting of 37,000 shares, and to the extent that the designations, powers, preferences and relative and other special rights and the qualifications, limitations or restrictions of the Series A Preferred Stock are not stated and expressed in the Charter, hereby fixes and herein states and expresses such designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions thereof, as follows:

Section 1. Designation and Amount. The shares of such series shall be designated as “Series A Junior Participating Preferred Stock,” and the number of shares constituting such series shall be 37,000. Such number of shares may be increased or decreased by resolution of the Board; provided, however, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.

Section 2. Dividends and Distributions.

(a) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock (as defined in the Charter) ranking prior and superior to the shares of Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of common stock, par value $0.001 per share, of the Corporation (the “Common Stock”) shall be entitled to receive, when, as and if declared by the Board out of funds legally available for the purpose, quarterly dividends payable in cash on the last business day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (i) $1,000 or (ii) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, plus 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation at any time after July 1, 2020 (the “Rights Declaration Date”) (x) declares any dividend on Common Stock payable in shares of Common Stock, (y) subdivides the outstanding Common Stock or (z) combines the outstanding Common Stock into a smaller number of shares, then in each case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (ii) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in Section 2(a) immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided, however, that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior to and superior to the shares of Series A Preferred Stock with respect to dividends, a dividend of $1.00 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(c) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on

A-1

the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than sixty (60) days prior to the date fixed for the payment thereof.

Section 3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

(a) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation at any time after the Rights Declaration Date (i) declares any dividend on Common Stock payable in shares of Common Stock, (ii) subdivides the outstanding Common Stock or (iii) combines the outstanding Common Stock into a smaller number of shares, then in ejjjjach such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b) Except as otherwise provided herein or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock shall vote collectively as one class on all matters submitted to a vote of stockholders of the Corporation.

(c) Except as set forth herein or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4. Certain Restrictions.

(a) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of capital stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

(ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any capital stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock other than (A) such redemptions or purchases that may be deemed to occur upon the exercise of stock options, warrants or similar rights or grant, vesting or lapse of restrictions on the grant of any performance shares, restricted stock, restricted stock units or other equity awards to the extent that such shares represent all or a portion of (x) the exercise or purchase price of such options, warrants or similar rights or other equity awards or (y) the amount of withholding taxes owed by the holder of such award in respect of such grant, exercise, vesting or lapse of restrictions; (B) such purchases necessary to satisfy the issuance of any shares upon the exercise or satisfy the vesting and settlement of any options, warrants or similar rights or other equity awards pursuant to the terms of the Corporation’s equity plans maintained for the benefit of its employees, directors and other service providers; or (C) the repurchase, redemption or other acquisition or retirement for value of any such shares from employees, directors, former directors, consultants or former consultants of the Corporation or their respective estate, spouse, former spouse or family member, pursuant to the terms of the agreement pursuant to which such shares were acquired; provided, that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any capital stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

(iv) purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of capital stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under Section 4(a), purchase or otherwise acquire such shares at such time and in such manner.

Section 5. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board, subject to the conditions and restrictions on issuance set forth herein.

A-2

Section 6. Liquidation, Dissolution or Winding Up.

(a) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of capital stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series A Liquidation Preference”). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Preferred Stock unless, prior thereto, the holders of shares of Common Stock have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 1,000 (as appropriately adjusted as set forth in Section 6(c) below to reflect such events as stock splits, reverse stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii), the “Adjustment Number”). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Preferred Stock and Common Stock, respectively, and the payment of liquidation preferences of all other shares of capital stock which rank prior to or on a parity with Series A Preferred Stock, holders of Series A Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

(b) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity with the Series A Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

(c) In the event the Corporation at any time after the Rights Declaration Date (i) declares a dividend on Common Stock payable in shares of Common Stock, (ii) subdivides outstanding Common Stock or (iii) combines the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 7. Consolidation, Merger, Etc. In case the Corporation enters into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, for which or into which each share of Common Stock is exchanged or changed. In the event the Corporation at any time after the Rights Declaration Date (i) declares any dividend on Common Stock payable in shares of Common Stock, (ii) subdivides the outstanding Common Stock or (iii) combines the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8. No Redemption. The shares of Series A Preferred Stock shall not be redeemable.

Section 9. Ranking. The Series A Preferred Stock shall rank junior to all other series of the Corporation’s Preferred Stock as to the payment of dividends and the distribution of assets, whether or not upon the dissolution, liquidation or winding up of the Corporation, unless the terms of any such series provides otherwise.

Section 10. Amendment. The Charter shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds of the outstanding shares of Series A Preferred Stock, voting separately as a class.

Section 11. Fractional Shares. Series A Preferred Stock may be issued in fractions of a share that entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and have the benefit of all other rights of holders of Series A Preferred Stock.

* * * * * * *

A-3

IN WITNESS WHEREOF, the Corporation has executed this Certificate of Designation as of July 1, 2020.

SANDRIDGE ENERGY, INC.

By:
Name: Carl F. Giesler
Title: President and Chief Executive Officer

[Signature Page to Certificate of Designation]

Exhibit B

[Form of Rights Certificate]

Certificate No. R-	Rights

NOT EXERCISABLE AFTER JULY 1, 2023 OR EARLIER IF REDEEMED OR EXCHANGED BY THE COMPANY OR SUCH OTHER EARLIER EXPIRATION TIME (AS DEFINED IN THE TAX BENEFITS PRESERVATION PLAN). AS SET FORTH IN THE TAX BENEFITS PRESERVATION PLAN, THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.001 PER RIGHT, AND TO EXCHANGE ON THE TERMS SET FORTH IN THE TAX BENEFITS PRESERVATION PLAN. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN “ACQUIRING PERSON” OR ANY “AFFILIATE” OR “ASSOCIATE” OF AN “ACQUIRING PERSON” (AS SUCH TERMS ARE DEFINED IN THE TAX BENEFITS PRESERVATION PLAN) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS SHALL BECOME NULL AND VOID.

[THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN “ACQUIRING PERSON” OR AN “AFFILIATE” OR “ASSOCIATE” OF AN “ACQUIRING PERSON” (AS SUCH TERMS ARE DEFINED IN THE TAX BENEFITS PRESERVATION PLAN). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY SHALL BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.]†

†	The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

RIGHTS CERTIFICATE

SANDRIDGE ENERGY, INC.

This certifies that                     , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Tax Benefits Preservation Plan, dated as of July 1, 2020, as amended from time to time (the “Tax Benefits Preservation Plan”), by and between SandRidge Energy, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, the rights agent (and any successor rights agent, the “Rights Agent”), to purchase from the Company at any time prior to the Expiration Time (as such term is defined in the Tax Benefits Preservation Plan at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth of a fully paid, nonassessable share of Series A Junior Participating Preferred Stock, par value $0.001 per share (the “Preferred Stock”), of the Company, at an exercise price of $5.00 per one one-thousandth of a share (the “Exercise Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate properly completed and duly executed. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Exercise Price per share set forth above, are the number and Exercise Price as of July 1, 2020, based on the Preferred Stock as constituted at such date. The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Tax Benefits Preservation Plan) that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock will be issued. Capitalized terms used and not defined herein shall having the meanings specified in the Tax Benefits Preservation Plan.

Upon the occurrence of a Flip-in Event, if the Rights evidenced by this Rights Certificate are Beneficially Owned by (1) an Acquiring Person or a Related Person of any such Acquiring Person, (2) a transferee of any such Acquiring Person or Related Person or (3) under certain circumstances specified in the Tax Benefits Preservation Plan, a transferee of a Person who, after such transfer, became an Acquiring Person or a Related Person of such Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Flip-in Event.

As provided in the Tax Benefits Preservation Plan, the Exercise Price and the number and kind of shares of Preferred Stock or other securities which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Tax Benefits Preservation Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Tax Benefits Preservation Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Tax Benefits Preservation Plan. Copies of the Tax Benefits Preservation Plan are on file at the office of the Company and are also available upon written request to the Company.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a share of Preferred Stock as the Rights evidenced by the Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the Tax Benefits Preservation Plan, the Rights evidenced by this Rights Certificate may, in each case at the option of the Company, be (1) redeemed by the Company at a Redemption Price of $0.001 per Right or (2) exchanged in whole or in part for shares of Common Stock, par value $0.001 per share, of the Company. Immediately upon the action of the Board of Directors of the Company authorizing redemption, the Rights shall terminate and the only right of the holders of Rights shall be to receive the Redemption Price.

No fractional shares of Preferred Stock shall be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment shall be made, as provided in the Tax Benefits Preservation Plan.

No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Tax Benefits Preservation Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Tax Benefits Preservation Plan), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Tax Benefits Preservation Plan.

This Rights Certificate shall not be valid or obligatory for any purpose until it has been countersigned manually or by facsimile signature by the Rights Agent.

* * * * * * *

WITNESS the facsimile signature of the proper officer of the Company.

Dated as of                      , 20

SANDRIDGE ENERGY, INC.

By:

Name:
Title:

Countersigned:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By:

Name:
Title:

[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such

holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED	hereby sells,

assigns and transfers unto

(Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                                      as attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated:                     ,

Signature

Signature Guaranteed:

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) this Rights Certificate [        ] is [        ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or a Related Person of an Acquiring Person (as such terms are defined pursuant to the Tax Benefits Preservation Plan); and

(2) after due inquiry and to the best knowledge of the undersigned, it [        ] did [        ] did not acquire the Rights evidenced by this Rights Certificate from any Person who or which is, was or subsequently became an Acquiring Person or a Related Person of an Acquiring Person.

Dated:                     ,

Signature

Signature Guaranteed:

NOTICE

The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above is not completed, the Company shall deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or a Related Person thereof (as such terms are defined in the Tax Benefits Preservation Plan) and the Election to Purchase will not be honored.

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise Rights represented by the Rights Certificate.)

TO: SANDRIDGE ENERGY, INC.

The undersigned hereby irrevocably elects to exercise              Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares (or other securities) be issued in the name of and delivered to:

Please insert social security or other identifying number:

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number:

(Please print name and address)

Dated:                     ,

Signature

Signature Guaranteed:

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Rights Certificate [        ] are [        ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or a Related Person of an Acquiring Person (as such terms are defined pursuant to the Tax Benefits Preservation Plan); and

(2) after due inquiry and to the best knowledge of the undersigned, it [        ] did [        ] did not acquire the Rights evidenced by this Rights Certificate from any Person who or which is, was or became an Acquiring Person or a Related Person of an Acquiring Person.

Dated:                     ,

Signature

Signature Guaranteed:

NOTICE

The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above is not completed, the Company shall deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or a Related Person thereof (as such terms are defined in the Tax Benefits Preservation Plan) and, in the case of an Assignment, shall affix a legend to that effect on any Rights Certificates issued in exchange for this Rights Certificate.

Exhibit C

SUMMARY OF RIGHTS TO PURCHASE PREFERRED STOCK

On July 1, 2020, the board of directors (the “Board”) of SandRidge Energy, Inc. (the “Company”) adopted a tax benefits preservation plan and declared a dividend distribution of one right (a “Right”) for each outstanding share of Company common stock, par value $0.001 per share (the “Common Stock”) to stockholders of record at the close of business on July 11, 2020 (the “Record Date”). Each Right entitles its holder, under the circumstances described below, to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock of the Company, par value $0.001 per share (the “Preferred Stock”), at an exercise price of $5.00 per Right, subject to adjustment. The description and terms of the Rights are set forth in the tax benefits preservation plan (the “Tax Benefits Preservation Plan”), dated as of July 1, 2020, between the Company and American Stock Transfer & Trust Company, LLC, as rights agent (and any successor rights agent, the “Rights Agent”).

The Company adopted the Tax Benefits Preservation Plan in order to protect shareholder value against a possible limitation on the Company’s ability to use its net operating losses (the “NOLs”) and certain other tax benefits to reduce potential future U.S. federal income tax obligations. The NOLs are a valuable asset to the Company, which may inure to the benefit of the Company and its stockholders. However, if the Company experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), its ability to fully utilize the NOLs and certain other tax benefits will be substantially limited and the timing of the usage of the NOLs and such other benefits could be substantially delayed, which could significantly impair the value of those assets. Generally, an “ownership change” occurs if the percentage of the Company’s stock owned by one or more of its “five-percent shareholders” (as such term is defined in Section 382 of the Code) increases by more than 50 percentage points over the lowest percentage of stock owned by such stockholder or stockholders at any time over a three-year period. The Tax Benefits Preservation Plan is intended to prevent against such an “ownership change” by deterring any person or group, together with its affiliates and associates, from acquiring beneficial ownership of 4.9% or more of the Company’s securities.

The Rights. Initially, the Rights are associated with shares of Common Stock and evidenced by Common Stock certificates or, in the case of uncertificated shares of Common Stock, the book-entry account that evidences record ownership of such shares, which shall contain a notation incorporating the Tax Benefits Preservation Plan by reference, and are transferable with and only with the underlying shares of Common Stock. New Rights shall attach to any shares of Common Stock that become outstanding after the Record Date and prior to the earlier of the Distribution Time (as defined below) and the Expiration Time (as defined below).

Separation and Distribution of Rights; Exercisability. Subject to certain exceptions, the Rights become exercisable and trade separately from Common Stock only upon the “Distribution Time,” which occurs upon the earlier of:

•

the close of business on the tenth (10th) day after the “Stock Acquisition Date,” which is (a) the first date of public announcement that a person or group of affiliated or associated persons (with certain exceptions, an “Acquiring Person”) has acquired, or obtained the right or obligation to acquire, beneficial ownership of 4.9% or more of the outstanding shares of Common Stock (with certain exceptions) or (b) such other date, as determined by the Board, on which a person or group has become an Acquiring Person, or

•

the close of business on the tenth (10th) business day (or later date as may be determined by the Board prior to such time as any person or group becomes an Acquiring Person) following the commencement of a tender offer or exchange offer which, if consummated, would result in a person or group becoming an Acquiring Person.

Any existing stockholder or group that beneficially owns 4.9% or more of Common Stock shall be grandfathered at its current ownership level, but the Rights shall not be exercisable if, at any time after the announcement of the Tax Benefits Preservation Plan, such stockholder or group increases its ownership of Common Stock by one share of Common Stock. Certain synthetic interests in securities created by derivative positions, whether or not such interests are considered to be ownership of the underlying Common Stock or are reportable for purposes of Regulation 13D of the Securities Exchange Act of 1934, as amended, are treated as beneficial ownership of the number of shares of Common Stock equivalent to the economic exposure created by the derivative position, to the extent actual shares of Common Stock are directly or indirectly held by counterparties to the derivatives contracts.

Until the earlier of the Distribution Time and the Expiration Time, the surrender for transfer of any shares of Common Stock shall also constitute the transfer of the Rights associated with those shares. As soon as practicable after the Distribution Time, separate rights certificates shall be mailed to holders of record of Common Stock as of the close of business on the Distribution Time. From and after the Distribution Time, the separate rights certificates alone shall represent the Rights. Except as otherwise provided in the Tax Benefits Preservation Plan, only shares of Common Stock issued prior to the Distribution Time will be issued with Rights.

The Rights are not exercisable until the Distribution Time.

Expiration Time. The Rights shall expire on the earliest to occur of, (1) the Close of Business on the day following the certification of the voting results of the Company’s 2021 annual meeting of stockholders or any prior special meeting of stockholders, if at such stockholder meeting a proposal to approve this Agreement has not been passed by the affirmative vote of the holders of at least majority of the shares of Common Stock entitled to vote at the 2021 annual meeting of stockholders or any other meeting of stockholders of the Company duly held prior to such meeting, (2) the time at which the Rights are redeemed or exchanged by the Company (as described below), (3) upon the closing of any merger or other acquisition transaction involving the Company pursuant to a merger or other acquisition agreement that has been approved by the Board before any person or group becomes an Acquiring Person and (4) the time at which the Board determines that the NOLs are utilized in all material respects or that an ownership change under Section 382 would not adversely impact in any material respect the time period in which the Company could use the NOLs or materially impair the amount of NOLs that could be used by the Company in any particular time period, for applicable tax purposes and (5) the close of business on July 1, 2023 (the “Final Expiration Time”) (the earliest of (1), (2), (3), (4) and (5) being herein referred to as the “Expiration Time”).

Flip-in Event. In the event that any person or group (other than certain exempt persons) becomes an Acquiring Person (a “Flip-in Event”), each holder of a Right (other than any Acquiring Person and certain related parties, whose Rights automatically become null and void) shall have the right to receive, upon exercise, shares of Common Stock having a value equal to two times the exercise price of the Right.

For example, at an exercise price of $5.00 per Right, each Right not owned by an Acquiring Person (or by certain related parties) following a Flip-in Event would entitle its holder to purchase $10.00 worth of shares of Common Stock (or other consideration, as noted above) for $5.00. Assuming that Common Stock had a per share value of $2.00 at that time, the holder of each valid Right would be entitled to purchase five shares of Common Stock for $1.00 per share.

Flip-over Event. In the event that, at any time following the Stock Acquisition Date, any of the following occurs (each, a “Flip-over Event”):

•	the Company consolidates with, or merges with and into, any other entity, and the Company is not the continuing or surviving entity;
•

any entity engages in a share exchange with or consolidates with, or merges with or into, the Company, and the Company is the continuing or surviving entity and, in connection with such share exchange, consolidation or merger, all or part of the outstanding shares of Common Stock are changed into or exchanged for stock or other securities of any other entity or cash or any other property; or

•	the Company sells or otherwise transfers, in one transaction or a series of related transactions, fifty percent (50%) or more of the Company’s assets, cash flow or earning power,

each holder of a Right (except Rights which previously have been voided as described above) will have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the Right.

Preferred Share Provisions. Each share of Preferred Stock, if issued: shall not be redeemable, shall entitle the holder thereof, when, as and if declared, to quarterly dividend payments equal to the greater of $1,000 per share and 1,000 times the amount of all cash dividends plus 1,000 times the amount of non-cash dividends or other distributions paid on one share of Common Stock, shall entitle the holder thereof to receive $1,000 plus accrued and unpaid dividends per share upon liquidation, shall have the same voting power as 1,000 shares of Common Stock and, if shares of Common Stock are exchanged via merger, consolidation or a similar transaction, shall entitle the holder thereof to a per share payment equal to the payment made on 1,000 shares of Common Stock.

Anti-dilution Adjustments. The exercise price payable and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution:

•	in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock,
•

if holders of the Preferred Stock are granted certain rights, options or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock or

•

upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the exercise price shall be required until cumulative adjustments amount to at least one percent (1%) of the exercise price. No fractional shares of Preferred Stock shall be issued and, in lieu thereof, an adjustment in cash shall be made based on the market price of the Preferred Stock on the last trading day prior to the date of exercise.

Redemption; Exchange. At any time prior to the earlier of (1) the Stock Acquisition Date and (2) the Final Expiration Time, the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (subject to adjustment and payable in cash, Common Stock or other consideration deemed appropriate by the Board). Immediately upon the action of the Board authorizing any redemption, the Rights shall terminate and the only right of the holders of Rights shall be to receive the redemption price. At any time after any person or group becomes an Acquiring Person and prior to the acquisition by the Acquiring Person of fifty percent (50%) or more of the outstanding shares of Common Stock, the Company may exchange the Rights (other than Rights owned by the Acquiring Person, which shall have become null and void), in whole or in part, at an exchange ratio of one share of Common Stock, or one one-thousandth of a share of Preferred Stock (or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

Exemption Requests. The Board may exempt certain persons from the 4.9% ownership threshold if the Board determines that their beneficial ownership of more than 4.9% of Common Stock will not jeopardize the availability of the Company’s NOLs. A person may also request that the Board exempt a transaction that would cause such person to become the beneficial owner of 4.9% or more of Common Stock.

No Rights as Stockholder. Until a Right is exercised, its holder shall have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

Amendment of the Tax Benefits Preservation Plan. The Company and the Rights Agent may from time to time amend or supplement the Tax Benefits Preservation Plan without the consent of the holders of the Rights. However, on or after the Stock

Acquisition Date, no amendment can materially adversely affect the interests of the holders of the Rights (other than the Acquiring Person, certain related parties thereof or any transferee of the foregoing persons).

Additional Information. A copy of the Tax Benefits Preservation Plan has been filed with the Securities and Exchange Commission as an exhibit to a registration statement on Form 8-A and a current report on Form 8-K dated July 1, 2020. A copy of the Tax Benefits Preservation Plan is also available free of charge from the Company.

* * * * *

This description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Tax Benefits Preservation Plan, which is incorporated herein by reference.

FIRST AMENDMENT TO TAX BENEFITS PRESERVATION PLAN

This FIRST AMENDMENT TO TAX BENEFITS PRESERVATION PLAN, dated as of March         , 2021 (and effective as of 12:01 A.M., New York City time, on such date) (this “Amendment”), is made and entered into by and between SandRidge Energy, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company, as rights agent (the “Rights Agent”). Any capitalized term used herein and not otherwise defined shall have the meaning ascribed to such term in the Tax Benefits Preservation Plan (as defined below).

WHEREAS, the Company is a party to a Tax Benefits Preservation Plan, dated as of July 1, 2020 (the “Tax Benefits Preservation Plan”), with American Stock Transfer & Trust Company, LLC, a New York limited liability trust company as rights agent (the “Rights Agent”);

WHEREAS, Section 27 of the Rights Agreement provides that, prior to the Distribution Date, the Company and the Rights Agent shall, if the Company so directs, supplement or amend any provision of the Tax Benefits Preservation Plan without the approval of any holders of certificates representing shares of Common Stock;

WHEREAS, on February 16, 2021, Cannell Capital LLC (“Cannell”) filed a Form 13F with the Securities and Exchange Commission (the “Form 13F”) reporting that, as of December 31, 2020, Cannell had acquired, in the aggregate, a total of 3,173,721 shares of common stock, par value $0.001 per share, of the Company (“Common Stock”) and 263,178 since the execution of the Tax Benefits Preservation Plan;

WHEREAS, the board of directors of the Company has determined that Cannell becoming the beneficial owner of an additional 263,178 shares of Common Stock would not jeopardize or endanger the availability to the Company of its net operating loss carryforwards;

WHEREAS, the Company has requested, and Cannell have agreed, to enter into a Standstill Agreement, dated as of even date herewith, as a condition to entering into this Amendment; and

WHEREAS, as a condition to entering into this Agreement, the Company has agreed to amend the Tax Benefits Preservation Plan so that (i) none of Cannell nor any of their respective Affiliates or Associates shall be deemed to be an “Acquiring Person” as a result of Cannell becoming the Beneficial Owner of an additional 263,178 shares of Common Stock, (ii) no Distribution Date shall be deemed to have occurred as a result of Cannell becoming the Beneficial Owner of an additional 263,178 shares of Common Stock and/or Cannell filing of the Form 13F and (iii) no Stock Acquisition Date shall be deemed to have occurred as a result of Cannell becoming the Beneficial Owner of an additional 263,178 shares of Common Stock and/or Cannell filing of the Form 13F.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

1. The Tax Benefits Preservation Plan is hereby amended by adding the following sentence at the end of the definition of “Acquiring Person”:

Notwithstanding anything to the contrary in this Agreement, none of Cannell nor any of their respective Affiliates or Associates shall be deemed to be an “Acquiring Person” as a result of Cannell becoming the Beneficial Owner of an additional 263,178 shares of Common Stock as of March 10, 2021; provided, however, that Cannell shall thereafter be deemed an Acquiring Person if, after March 10, 2021, Cannell, together with all Affiliates and Associates of Cannell, become the Beneficial Owner of any additional shares of Common Stock unless, immediately prior to the time, and as a result, of becoming the Beneficial Owner of such additional shares, Cannell, together with all Affiliates and Associates of Cannell, are not the Beneficial Owner of 4.99% or more of the then outstanding shares of Common Stock. For purposes of the preceding sentence, none of Cannell nor any of their respective Affiliates or Associates shall be deemed to become the Beneficial Owner of any additional shares solely as a result of a dividend or distribution paid or made by the Company on outstanding Common Stock or a split or subdivision of outstanding Common Stock.

2. The Tax Benefits Preservation Plan is hereby amended by adding the following sentence at the end of the definition of “Distribution Time”:

Notwithstanding anything to the contrary in this Agreement, no Distribution Time shall be deemed to have occurred as a result of Cannell becoming the Beneficial Owner of an additional 263,178 shares of Common Stock.

3. The Tax Benefits Preservation Plan is hereby amended by adding the following sentence at the end of the definition of “Stock Acquisition Date”:

Notwithstanding anything to the contrary in this Agreement, no Distribution Time shall be deemed to have occurred as a result of Cannell becoming the Beneficial Owner of an additional 263,178 shares of Common Stock.

4. The Tax Benefits Preservation Plan is hereby amended to add the following new definition to Section 1 following the definition of “Business Day”:

(u) “Cannell” shall mean Cannell Capital LLC.

5. Except as expressly amended hereby, the Tax Benefits Preservation Plan shall remain in full force and effect.

6. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State.

7. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

8. The undersigned executive officer, in the undersigned’s capacity as an executive officer of the Company, hereby certifies, on behalf of the Company, that this Amendment is in compliance with the terms of Section 27 of the Tax Benefits Preservation Plan.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

SANDRIDGE ENERGY, INC.
By:	/s/ Carl F. Giesler, Jr.
Name: Carl F. Giesler, Jr.
Title: President and Chief Executive Officer
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
By:	/s/ Paula Caroppoli
Name: Paula Caroppoli
Title: Senior Vice President

SCAN TO VIEW MATERIALS & VOTE SANDRIDGE ENERGY, INC. 1 EAST SHERIDAN SUITE 500 OKLAHOMA, OK 73104 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. D49666-P55005 SANDRIDGE ENERGY, INC. The Board of Directors recommends you vote FOR the following: 1. Election of Directors: For Abstain Against Nominees: ! ! ! 1a. Patricia A. Agnello ! ! ! 1b. Jaffery (Jay) A. Forestone ! ! ! 1c. Jonathan Frates ! ! ! 1d. Carl F. Giesler, Jr. ! ! ! 1e. John “Jack” Lipinski ! ! ! 1f. Randolph C. Read For Abstain Against The Board of Directors recommends you vote FOR proposals 2, 3 and 4. ! ! ! 2. Ratify the selection of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. ! ! ! 3. Approve, in a non-binding vote, the compensation provided to the Company’s named executive officers. ! ! ! 4. Approve the Tax Benefits Preservation Plan. NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. Due to concerns relating to the public health impact of the coronavirus outbreak (COVID-19) and related travel, the 2021 Annual Meeting may be held by means of remote communication (i.e., a virtual-only meeting). If this is determined, we will promptly issue a press release with details on how to participate at the Annual Meeting on our website at http://investors.sandridgeenergy.com/investor-relations/press-releases/default.aspx. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on May 25, 2021: Annual Report, Notice & Proxy Statement are available at www.proxyvote.com TO SUBMIT A PROXY BY MAIL, DETACH ALONG THE PERFORATION, MARK, SIGN, DATE AND RETURN THE BOTTOM PORTION PROMPTLY USING THE ENCLOSED ENVELOPE. D49667-P55005 SANDRIDGE ENERGY, INC. Annual Meeting of Stockholders May 25, 2021 10:00 a.m. Local Time This proxy is solicited by the Board of Directors The undersigned hereby appoints Carl F. Giesler, Jr., and Salah Gamandi and each of them with full power of substitution, proxy to represent and vote all shares of Common Stock of SandRidge Energy, Inc. (the “Company”) that the undersigned would be entitled to vote if personally present at the Company’s Annual Meeting of Stockholders to be held on Tuesday, May 25, 2021, at 10:00 a.m. local time, and at any adjournment or postponement thereof, as stated on the reverse side. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted “FOR” each of the Nominees under Proposal 1 and “FOR” Proposals 2, 3 and 4. Continued and to be signed on reverse side